UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07384

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
(Exact name of registrant as specified in charter)

600 WEST BROADWAY, 30TH FLOOR, SAN DIEGO, CA 92101
(Address of principal executive offices) (Zip Code)

Charles H. Field, Jr.
c/o Nicholas-Applegate Capital Management
600 West Broadway, 30th Floor
San Diego, CA 92101
(Name and address of agent for service)

Copy to:
Deborah A. Wussow
c/o Nicholas-Applegate Capital Management
600 West Broadway, 30th Floor
San Diego, CA 92101

Registrant's telephone number, including area code: (619) 687-2988

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

March 31, 2008 Annual Report

Class I, II, III & IV Shares

U.S. Micro Cap
U.S. Emerging Growth
U.S. Ultra Micro Cap
U.S. Systematic Large Cap Growth
U.S. Small to Mid Cap Growth
U.S. Convertible
Global Select
International Growth
International Growth Opportunities
Emerging Markets
International Systematic
International All Cap Growth
U.S. High Yield Bond

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

The fiscal year ended March 31, 2008 was an eventful time in the global financial markets. Rising defaults on U.S. subprime mortgages ignited a credit crisis in the United States that reverberated around the world. Stock prices became volatile as the crisis unfolded, and equity markets in most developed countries ended the period with losses in local currency terms.

In this annual report, we review the performance of the financial markets and our mutual funds from April 1, 2007 through March 31, 2008. We also highlight some of the key themes that drove investment returns and share our outlook for the future.

The broad U.S. equity market, as measured by the S&P 500 Index, fell 5.1% during the fiscal year. After hitting a record high in July 2007, the index retreated over the summer as problems in the credit markets began to develop. Losses on mortgage-backed securities made lenders and investors less willing to assume risk, and financial institutions holding the securities were flooded with margin calls and redemption requests. To reduce leverage and raise cash, they sold their most liquid assets, including stocks. Monetary easing from the Federal Reserve helped send the S&P 500 Index to another peak in October, but the rally was short lived amid further deterioration in the housing and credit markets and weak economic data. In early 2008, the Fed stepped up its efforts to bolster the financial system and economy, which sparked an equity rally near the end of the period.

Stock markets in developed countries outside the United States also were weak, with the MSCI EAFE Index falling 14.4% in local currencies and 2.3% in U.S. dollars. Similar to their U.S. counterparts, European financial institutions reported a staggering amount of credit-related writedowns. Japanese banks had relatively limited U.S. mortgage exposure; however, worries that currency strength would slow exports weighed on equity prices in Japan, as well as in Europe. The yen rose 15.4% and the euro gained 18.2% versus the U.S. dollar, which was weakened by six interest rate cuts from the Fed and concerns about a potential U.S. recession.

Other central banks, including the European Central Bank, did not lower rates, since they were more focused on controlling inflation against a backdrop of rising commodity prices. The Commodity Research Bureau (CRB) Index increased 22.1% during the period and contributed to the 21.7% gain in the MSCI Emerging Markets Index (U.S. dollars). In addition to buoyant commodity prices, many developing countries benefited from robust domestic consumption, including China and India.

We are proud of how our family of mutual funds performed in the volatile environment. Eight of the ten funds that we manage using traditional investment processes outpaced their benchmarks. The two that trailed were the U.S. Ultra Micro Cap Fund, launched in January 2008, and the U.S. Small to Mid Cap Growth Fund, launched in July 2007. Both are growth-oriented funds whose short track records were impacted by the fact that smaller U.S. companies with high expected earnings growth rates turned in the weakest stock price performance in early 2008. Of the three funds that we manage using systematic approaches, one performed in line with its benchmark and two lagged. The unprecedented housing-induced credit crisis led to unusual moves in stock prices, particularly in August and January. These market dislocations were inherently difficult to model and, thus, a challenge for systematic strategies in general.

We are pleased to report that our Global Select Fund celebrated its ten-year anniversary during the fiscal year. The Fund gained 14.49% (annualized) from its September 30, 1997 inception through March 31, 2008, outperforming the 6.23% increase in the MSCI All Country World Index. We also are pleased to report the recent launch of 130/30 strategies, which seek to deliver more alpha than long-only approaches without a corresponding increase in risk. Beginning April 1, 2008, we will offer Global Equity 130/30 as a mutual fund. The new fund will capitalize on several of our primary strengths, including fundamental research, quantitative analysis and short selling.

From an organizational perspective, we continued to enhance our business infrastructure throughout the period. For example, we completed a firmwide upgrade to our desktop computers and tested a state-of-the art trading system, which will be implemented in 2008. In addition, we strengthened our human resources by welcoming a number of talented professionals to the company, including a senior portfolio manager, several analysts, a compliance officer and an equity trader. The qualities of the firm that help us attract exceptional people were formally recognized in February when Nicholas-Applegate was named a winner in the “California’s Best Places to Work Program.” The award was the result of an in-depth evaluation process that included an assessment of our culture and a survey of more than half of our employees.

Looking ahead, we believe that the world’s equity markets will remain volatile. In the United States, the housing slump, credit crisis and high inflation should continue to suppress economic growth, necessitating additional interest rate cuts from the Federal Reserve. We also expect economic growth to slow outside the United States in both developed and emerging countries and for most central banks to lower interest rates despite elevated price levels. Corporate profit growth will likely be flat, with continued compression in price-to-earnings multiples until current estimates reflect an earnings slowdown.

We believe our mutual funds remain well positioned for the dynamic market environment. We are confident that our focus on making timely investments in companies exhibiting positive, sustainable change will benefit shareholders over the long term.

On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust you have placed in us.

Best Regards,

/s/ Horacio A. Valeiras

Horacio A. Valeiras, CFA
President and Chief Investment Officer
March 31, 2008

TABLE OF CONTENTS

The Funds’ Review and Outlook, Performance and Schedule of Investments:
U.S. Micro Cap	1
U.S. Emerging Growth	5
U.S. Ultra Micro Cap	9
U.S. Systematic Large Cap Growth	12
U.S. Small to Mid Cap Growth	16
U.S. Convertible	20
Global Select	25
International Growth	29
International Growth Opportunities	33
Emerging Markets	37
International Systematic	41
International All Cap Growth	45
U.S. High Yield Bond	48

The Funds’:
Financial Highlights	52
Statements of Assets and Liabilities	60
Statements of Operations	62
Statements of Changes in Net Assets	64
Notes to Financial Statements	68
Report of Independent Registered Public Accounting Firm	75
Shareholder Expense Example	76
Supplementary Information	78

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class I, II, III & IV Shares. Distributor: Nicholas-Applegate Securities.

U.S. MICRO CAP FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager; Blake H. Burdine, Analyst; K. Mathew Axline, CFA, Analyst; Stephen W. Lyford, Analyst Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Micro Cap Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with market capitalizations similar to the Russell Microcap Growth Index at time of purchase.

Market Overview: Prices of U.S. micro-cap growth stocks fell sharply from April 1, 2007 through March 31, 2008 in what was a generally weak environment for U.S. equities. Stocks were pressured by a number of factors, such as:

•	Rapid acceleration in residential mortgage defaults that led to huge writedowns on mortgage-linked securities
•	Turbulence in the credit markets, as concerns about default risk prompted banks to slow lending and hoard cash — or dramatically increase lending rates
•	Slowdown in the economy, with GDP growth falling from an annual rate of 4.9% in the third quarter of 2007 to 0.6% in the fourth quarter

Weak corporate earnings further dampened investor sentiment. The fourth quarter of 2007 was the worst reporting season for small companies in six years, driven by poor results from the financials sector, which was hurt by the credit crisis, and the consumer discretionary sector, which struggled as consumers reined in spending.

Equities regained their footing in late March as a series of innovative policy actions from the Federal Reserve helped calm investors’ nerves, including an offer to lend up to $200 billion to primary dealers. The central bank also cut the target funds rate 3% between September and March, its fastest pace of rate cuts in two decades.

Performance: The Fund’s Class I shares lost 13.25% during the fiscal year ended March 31, 2008. The Fund outperformed the Russell Microcap Growth Index, which was down 19.75%.

Portfolio Specifics: Consistent with our bottom-up investment approach, the Fund’s outperformance was driven by stock selection. Stock selection was strongest in the industrials, consumer staples and consumer discretionary sectors, where Lindsay Corp., Darling International and Capella Education were top performers. Lindsay, a manufacturer of irrigation systems, benefited from the favorable price environment for agricultural commodities. Darling International, a recycler of cooking grease, also benefited from commodity-price inflation, which allows it to sell its finished products at higher prices. Capella Education, an online university, reported its seventh consecutive quarter of 20%+ annual enrollment growth.

While stock selection was the main reason for the Fund’s outperformance, sector weightings were another source of relative strength. For example, an underweight in financials was a plus, as financials was one of the market’s worst-performing sectors amid the credit market turmoil. On the negative side, stock selection in the information technology sector detracted due to positions in a variety of industries, including software and semiconductors.

Market Outlook: Weakness in the economy and corporate earnings may continue to weigh on investor sentiment in the months ahead. However, valuations have become more attractive following the recent sell-off in equities, and, on March 31, it was widely expected that the Fed would cut interest rates at least one more time. Easier monetary policy bodes particularly well for smaller stocks, since small companies tend to depend more on bank loans to fund operations than larger firms.

By consistently applying our investment process in all environments, we believe that we will continue to find micro-cap stocks for the Fund that are poised to outperform.

Comparison of Change in Value of a $250,000 Investment in U.S. Micro Cap Fund Class I Shares with the Russell 2000 Growth/Russell Microcap Growth Blend Index and Russell 2000 Growth Index.

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
U.S. Micro Cap Fund Class I	-13.25%	16.60%	7.10%
Russell 2000 Growth Index	-8.94%	14.24%	1.75%
Russell 2000 Growth/Russell
Microcap Growth Blend Index	-19.75%	11.53%	1.57%

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 2000 Growth Index and a blended index comprised of the Russell 2000 Growth Index/Russell Microcap Growth Index. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvestment dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

The Russell Microcap Index isolates the smallest 1,000 securities in the Russell 2000 Index plus the next 1,000 securities. The Russell Microcap Growth Index isolates the securities in the Russell Microcap Index with purely growth characteristics. The Russell 2000 Growth/Russell Microcap Growth Blend Index is a combination of the Russell 2000 Growth Index and the Russell Microcap Growth Index. The blended index exhibits Russell 2000 Growth performance from the inception of the Fund until August 2000, and Russell Microcap Growth performance thereafter. The Fund created the blended index because Russell Microcap Growth performance incepts in August 2000.

The Indexes differ from the Fund in composition, do not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. MICRO CAP FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Common Stock - 98.3%
Aerospace/Defense-Equipment - 0.9%
Ducommun, Inc.*	18,600	$514,662
Alternative Waste Tech - 2.1%
Calgon Carbon Corp.*,##	51,960	781,998
Darling International, Inc.*	36,680	475,006
		1,257,004
Applications Software - 0.9%
EPIQ Systems, Inc.*	35,870	556,702
Auto/Truck Parts & Equipment-Original - 2.4%
Wonder Auto Technology, Inc.*	42,700	351,421
Amerigon, Inc.*	23,200	343,360
Titan International, Inc.	24,334	744,864
		1,439,645
Batteries/Battery Systems - 0.7%
Ultralife Batteries, Inc.*	37,400	441,694
Broadcast Services/Programming - 1.0%
DG FastChannel, Inc.*	32,340	620,281
Chemicals-Plastics - 1.0%
Landec Corp.*	43,420	366,031
Metabolix, Inc.*	24,000	262,800
		628,831
Coffee - 0.9%
Green Mountain Coffee Roasters, Inc.*	16,600	525,390
Commercial Services - 3.2%
HMS Holdings Corp.*	27,061	772,591
Team, Inc.*	24,006	655,364
The Providence Service Corp.*	16,300	489,000
		1,916,955
Commercial Services-Finance - 0.7%
CBIZ, Inc.*	50,600	410,872
Computer Services - 1.2%
BluePhoenix Solutions, Ltd.*	38,100	318,135
Furmanite Corp.*	46,300	393,550
		711,685
Computer Software - 0.5%
Double-Take Software, Inc.*	27,300	318,864
Computers-Integrated Systems - 1.3%
Netscout Systems, Inc.*	47,900	445,470
Stratasys, Inc.*,##	17,904	318,691
		764,161
Computers-Voice Recognition - 0.8%
InterVoice, Inc.*	61,600	490,336
Consulting Services - 1.1%
Hill International, Inc.*	50,300	629,253
Data Processing/Management - 0.7%
FalconStor Software, Inc.*	57,220	435,444
Decision Support Software - 0.6%
GSE Systems, Inc.*	46,100	375,254
Diagnostic Kits - 1.3%
Medtox Scientific, Inc.*	29,400	387,786
Quidel Corp.*	23,500	377,410
		765,196
Distribution/Wholesale - 0.9%
MWI Veterinary Supply, Inc.*	16,100	567,686
Diversified Manufacturing Operations - 1.7%
AZZ, Inc.*,##	16,760	596,321
LSB Industries, Inc.*,##	29,400	433,356
		1,029,677
E-Commerce/Products - 0.9%
1-800-FLOWERS.COM, Inc.*	61,600	524,216
Electric Products-Miscellaneous - 0.5%
Harbin Electric, Inc.*,##	23,900	313,090
Electronic Components-Semiconductors - 2.3%
Advanced Analogic Technologies, Inc.*	62,500	351,250
Ceva, Inc.*	37,500	286,875
Emcore Corp.*,##	44,400	255,744
Monolithic Power Systems, Inc.*	28,100	495,403
		1,389,272
Electronic Design Automation - 0.6%
Magma Design Automation, Inc.*	40,040	383,183
Electronic Measure Instruments - 2.7%
Axsys Technologies, Inc.*	16,758	835,889
FARO Technologies, Inc.*	16,430	512,287
Measurement Specialties, Inc.*	16,200	283,014
		1,631,190
Energy-Alternate Sources - 1.2%
Canadian Solar, Inc.*,##	34,400	718,960
Engineering/R & D Services - 1.1%
Stanley, Inc.*	23,400	689,364
Enterprise Software/Services - 2.5%
Omnicell, Inc.*	25,400	510,540
PROS Holdings, Inc.*	32,700	410,385
Taleo Corp.*	28,448	551,891
		1,472,816
Food-Miscellaneous/Diversified - 0.8%
Calavo Growers, Inc.	29,200	507,496
Food-Wholesale/Distribution - 1.1%
Spartan Stores, Inc.	31,070	647,809
Funeral Services & Related Items - 0.7%
Carriage Services, Inc.*	52,500	410,025
Hazardous Waste Disposal - 0.5%
Heritage-Crystal Clean, Inc.*	19,400	303,998
Instruments-Controls - 0.4%
Spectrum Control, Inc.*	31,500	266,490
Insurance Brokers - 0.6%
Life Partners Holdings, Inc.##	20,500	378,225
Internet Applications Software - 3.8%
Cybersource Corp.*	37,370	545,976
eResearchTechnology, Inc.*	45,900	570,078
S1 Corp.*	79,770	567,165
Vocus, Inc.*	22,260	587,664
		2,270,883
Internet Infrastructure Software - 1.2%
AsiaInfo Holdings, Inc.*	68,600	744,996
Machinery-Farm - 1.6%
Lindsay Corp.##	9,419	965,165
Machinery-General Industry - 2.2%
Chart Industries, Inc.*	26,370	892,361
DXP Enterprises, Inc.*	11,600	455,706
		1,348,067

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Machinery-Material Handling - 0.8%
Key Technology, Inc.*	15,600	$464,724
Medical Imaging Systems - 0.5%
IRIS International, Inc.*	23,600	313,172
Medical Information Systems - 0.6%
Phase Forward, Inc.*	21,000	358,680
Medical Instruments - 1.6%
Natus Medical, Inc.*	28,100	510,015
Symmetry Medical, Inc.*	25,700	426,620
		936,635
Medical Labs &Testing Services - 2.2%
Bio-Imaging Technologies, Inc.*	39,700	278,297
Bio-Reference Labs, Inc.*	21,560	569,831
Life Sciences Research, Inc.*	17,000	476,000
		1,324,128
Medical Laser Systems - 0.9%
Cynosure, Inc.*	24,010	511,413
Medical Products - 2.2%
Exactech, Inc.*	25,700	647,383
Synovis Life Technologies, Inc.*	43,160	676,749
		1,324,132
Medical-Biomedical/Genetics - 4.7%
AMAG Pharmaceuticals, Inc.*	3,900	157,677
CryoLife, Inc.*	67,400	633,560
Omrix Biopharmaceuticals, Inc.*,##	15,700	219,800
RTI Biologics, Inc.*	98,221	928,188
Sangamo Biosciences, Inc.*,##	35,300	358,648
Seattle Genetics, Inc.*	56,400	513,240
		2,811,113
Medical-Drugs - 0.4%
Akorn, Inc.*,##	51,200	242,176
Medical-Nursing Homes - 1.0%
Sun Healthcare Group, Inc.*	43,900	576,846
Medical-Outpatient/Home Medical Care - 0.8%
Air Methods Corp.*	10,200	493,374
Metal Processors & Fabrication - 1.4%
CIRCOR International, Inc.	9,340	431,975
Dynamic Materials Corp.	9,000	388,800
		820,775
MRI/Medical Diagnostic Imaging Centers - 1.3%
Alliance Imaging, Inc.*	58,800	505,680
RadNet, Inc.*	39,500	278,080
		783,760
Oil Companies-Exploration & Production - 1.1%
Arena Resources, Inc.*	17,400	673,554
Oil Field Machinery & Equipment - 2.6%
Bolt Technology Corp.*	20,435	376,617
Mitcham Industries, Inc.*	30,900	550,638
T-3 Energy Services, Inc.*	15,300	651,168
		1,578,423
Oil-Field Services - 0.8%
Matrix Service Co.*	26,640	457,675
Pharmacy Services - 0.7%
BioScrip, Inc.*	63,600	429,936
Power Conversion/Supply Equipment - 1.1%
Powell Industries, Inc.*	16,200	637,794
Private Corrections - 1.2%
Cornell Cos., Inc.*	31,900	716,474
Racetracks - 1.0%
Churchill Downs, Inc.	12,200	576,328
Recycling - 1.0%
Metalico, Inc.*,##	59,510	583,793
Research & Development - 2.6%
Exponent, Inc.*	28,200	926,088
Kendle International, Inc.*,##	13,600	610,912
		1,537,000
Retail-Apparel/Shoe - 3.4%
Cache, Inc.*	45,300	511,437
Charlotte Russe Holding, Inc.*	31,900	553,146
JOS A Bank Clothiers, Inc.*,##	18,100	371,050
The Wet Seal, Inc.*	177,400	601,386
		2,037,019
Retail-Arts & Crafts - 0.4%
AC Moore Arts & Crafts, Inc.*	38,000	259,160
Retail-Computer Equipment - 0.7%
PC Mall, Inc.*,##	37,600	399,688
Retail-Miscellaneous/Diversified - 1.0%
Titan Machinery, Inc.*	31,800	594,660
Retail-Restaurants - 1.3%
Buffalo Wild Wings, Inc.*,##	19,600	480,200
Red Robin Gourmet Burgers, Inc.*	8,400	315,588
		795,788
Retail-Sporting Goods - 0.6%
Zumiez, Inc.*,##	23,800	373,422
Satellite Telecommunications - 0.9%
GeoEye, Inc.*	20,500	532,795
Schools - 0.6%
Capella Education Co.*	6,200	338,520
Seismic Data Collection - 1.1%
Dawson Geophysical Co.*	10,140	684,450
Semiconductor Components-
Integrated Circuits - 1.3%
O2Micro International, Ltd. - ADR*	49,670	383,949
Pericom Semiconductor Corp.*	26,200	384,616
		768,565
Semiconductor Equipment - 0.8%
Amtech Systems, Inc.*	40,200	484,008
Telecommunications Equipment - 0.7%
Network Equipment Technologies, Inc.*	63,440	416,801
Textile-Apparel - 0.9%
Perry Ellis International, Inc.*	25,500	556,665
Therapeutics - 0.5%
Anika Therapeutics, Inc.*	34,472	292,323
Transport-Services - 0.8%
Pacer International, Inc.	28,700	471,541
Transport-Truck - 0.8%
Saia, Inc.*	30,100	477,386
Veterinary Diagnostics - 0.9%
Neogen Corp.*	21,900	549,690
Vitamins & Nutrition Products - 0.7%
Omega Protein Corp.*	31,400	428,610

See Accompanying Notes to Financial Statements.

U.S. MICRO CAP FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Web Hosting/Design - 0.2%
NaviSite, Inc.*	66,800	$147,628
Wire & Cable Products - 0.6%
Fushi Copperweld, Inc.*	25,200	379,008
Wireless Equipment - 0.6%
Globecomm Systems, Inc.*	39,050	339,735
Wound, Burn & Skin Care - 0.4%
Obagi Medical Products, Inc.*	28,513	247,493
Total Common Stock (Cost: $60,768,567)		59,091,697

	Principal Amount
Short Term Investments - 12.8%
Repurchase Agreement - 11.1%
Lehman Brothers, Inc., 1.600%
dated 3/31/08, to be repurchased
at $6,714,804 on 4/1/08
(collateralized by U.S. Treasury
Note, 4.625% due 11/15/09)**	$6,714,510	6,714,510
Time Deposit - 1.7%
Wachovia Bank London
1.700%, 04/01/08	998,948	998,948
Total Short Term Investments (Cost: $7,713,458)		7,713,458
Total Investments - 111.1% (Cost: $68,482,025)		66,805,155
Liabilities in Excess of Other Assets - (11.1%)		(6,682,759)
Net Assets - 100.0%		$60,122,396
*	Non-income producing securities.
**	All of the security is purchased with cash collateral proceeds from securities loans.
##	All or a portion of the Fund’s holdings in this security was on loan as of 03/31/08.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	31.9%
Industrial	22.0
Technology	13.2
Consumer, Cyclical	12.6
Communications	10.1
Energy	6.8
Basic Materials	1.1
Financial	0.6
Short Term Investments	12.8
Total Investments	111.1
Liabilities in excess of other assets	(11.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. EMERGING GROWTH FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager; Blake H. Burdine, Analyst; K. Mathew Axline, CFA, Analyst; Stephen W. Lyford, Analyst

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

Market Overview: Prices of U.S. small-cap growth stocks, as measured by the Russell 2000 Growth Index, declined between April 1, 2007 and March 31, 2008. The period started on a strong note, with the index advancing on brisk merger and acquisition activity, signs of improvement in the economy and better-than-expected first quarter earnings. However, the following strong headwinds led to weak performance in the latter part of the fiscal year:

•	A series of blows to the U.S. financial system, including losses on mortgage-backed securities, concerns about bond insurers’ credit quality and a seizing up in the short- term funding markets
•	Weak corporate earnings, with profits among small-cap companies falling roughly 13%, year over year, in the fourth quarter of 2007
•	Downbeat news on the economy, including the largest drop in consumer confidence in 35 years

Policymakers were quick to respond to deterioration in the financial markets and economy, helping to lift investor sentiment toward the end of the period. The Federal Reserve injected extra liquidity into the banking system and cut the funds rate a total of 3% on six separate occasions. President Bush and Congress agreed to a $170 billion economic stimulus package with tax rebates for individuals and tax incentives for businesses.

Performance: During the twelve months ended March 31, 2008, the Fund’s Class I shares declined 7.01%, outperforming the Russell 2000 Growth Index, which fell 8.94%.

Portfolio Specifics: Outperformance of the index was due to stock selection, which was especially strong in the industrials sector. Two of the Fund’s best-performing holdings were dry bulk shipping companies Excel Maritime Carriers and DryShips. Both benefited from a favorable pricing environment, as global demand for commodities such as iron ore and coal grew faster than the supply of vessels available to transport them. Chart Industries, a manufacturer of equipment used to produce and store various gases, was another top performer in industrials. The company is experiencing rapid growth in its liquefied natural gas business, as the geographic dislocation between natural gas supply sources and end users drives the need for liquefaction.

Stock selection was also particularly strong in the financials and information technology sectors, led by gains from AmTrust Financial Services, a property and casualty insurer, and Concur Technologies, a supplier of expense management software. Areas of relative weakness included stock selection in the consumer discretionary sector and an underweight in health care. In the volatile market environment, health care lived up to its reputation as a defensive sector.

Market Outlook: Weakness in the economy and corporate earnings may continue to weigh on investor sentiment in the months ahead. However, valuations have become more attractive following the recent sell-off in equities, and, on March 31, it was widely expected that the Fed would cut interest rates at least one more time. Easier monetary policy bodes particularly well for smaller stocks, since small companies tend to depend more on bank loans to fund operations than larger firms.

As always, we remain focused on identifying fundamentally strong companies for the Fund that are poised to exceed earnings expectations.

Comparison of Change in Value of a $250,000 Investment in U.S. Emerging Growth Fund Class I Shares with the Russell 2000 Growth Index.

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
U.S. Emerging Growth Fund Class I	-7.01%	15.68%	3.58%
Russell 2000 Growth Index	-8.94%	14.24%	1.75%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Russell 2000 Growth Index for the periods indicated. The Fund calculates performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Common Stock - 98.2%
Advertising Services - 0.7%
inVentiv Health, Inc.*	2,500	$72,025
Aerospace/Defense-Equipment - 3.8%
AAR Corp.*	2,400	65,448
BE Aerospace, Inc.*	1,900	66,405
Curtiss-Wright Corp.	1,200	49,776
Ducommun, Inc.*	2,100	58,107
Moog, Inc. Cl. A*	1,600	67,536
Orbital Sciences Corp.*	3,800	91,580
		398,852
Airlines - 1.3%
Allegiant Travel Co.*	2,200	58,124
Republic Airways Holdings, Inc.*	3,300	71,478
		129,602
Alternative Waste Tech - 0.6%
Darling International, Inc.*	5,100	66,045
Apparel Manufacturers - 0.6%
G-III Apparel Group, Ltd.*	4,700	63,074
Auto/Truck Parts & Equipment-Original - 0.7%
Titan International, Inc.	2,300	70,403
Batteries/Battery Systems - 0.8%
EnerSys*	3,400	81,328
Beverages-Wine/Spirits - 1.1%
Central European Distribution Corp.*	1,900	110,561
Broadcast Services/Programming - 0.6%
DG FastChannel, Inc.*	3,400	65,212
Casino Services - 0.5%
Bally Technologies, Inc.*	1,600	54,944
Chemicals-Fibers - 0.4%
Zoltek Cos., Inc.*,##	1,700	45,084
Chemicals-Plastics - 0.4%
Metabolix, Inc.*	3,700	40,515
Coal - 0.7%
Walter Industries, Inc.	1,200	75,156
Coffee - 0.7%
Green Mountain Coffee Roasters, Inc.*	2,200	69,630
Commercial Services - 2.0%
Healthcare Services Group	3,300	68,112
Team, Inc.*	2,500	68,250
TeleTech Holdings, Inc.*	3,200	71,872
		208,234
Computer Services - 0.4%
BluePhoenix Solutions, Ltd.*	5,500	45,925
Computer Software - 1.2%
Double-Take Software, Inc.*	4,100	47,888
Omniture, Inc.*	3,100	71,951
		119,839
Computers-Integrated Systems - 1.3%
Micros Systems, Inc.*	2,200	74,052
Radiant Systems, Inc.*	4,300	60,071
		134,123
Computers-Peripheral Equipment - 0.3%
Synaptics, Inc.*	1,300	31,044

Consulting Services - 2.2%
FTI Consulting, Inc.*	900	63,936
Gartner, Inc. Cl. A*	3,400	65,756
Watson Wyatt Worldwide, Inc. Cl. A	1,800	102,150
		231,842
Consumer Products-Miscellaneous - 1.6%
Jarden Corp.*	3,200	69,568
Tupperware Brands Corp.	2,500	96,700
		166,268
Cosmetics & Toiletries - 0.7%
Elizabeth Arden, Inc.*	3,600	71,820
Data Processing/Management - 0.5%
FalconStor Software, Inc.*,##	6,800	51,748
Distribution/Wholesale - 0.9%
Brightpoint, Inc.*	5,000	41,800
Fossil, Inc.*	1,700	51,918
		93,718
Diversified Manufacturing Operations - 0.4%
LSB Industries, Inc.*,##	2,900	42,746
Electronic Components-Semiconductors - 3.2%
Advanced Analogic Technologies, Inc.*	9,700	54,514
Emcore Corp.*,##	6,000	34,560
Monolithic Power Systems, Inc.*	4,100	72,283
PMC - Sierra, Inc.*	13,100	74,670
Semtech Corp.*	4,300	61,619
Skyworks Solutions, Inc.*	5,100	37,128
		334,774
Electronic Design Automation - 0.6%
Magma Design Automation, Inc.*	6,900	66,033
Electronic Measure Instruments - 0.7%
Itron, Inc.*,##	800	72,184
E-Marketing/Information - 0.4%
Valueclick, Inc.*	2,300	39,675
Energy-Alternate Sources - 1.0%
Canadian Solar, Inc.*,##	4,700	98,230
Engineering/R & D Services - 0.5%
EMCOR Group, Inc.*	2,200	48,862
Enterprise Software/Services - 2.6%
Concur Technologies, Inc.*	2,300	71,415
Lawson Software, Inc.*,##	9,300	70,029
Mantech International Corp. Cl. A*	1,700	77,112
PROS Holdings, Inc.*,##	4,300	53,965
		272,521
Finance-Investment Bankers/Brokers - 0.6%
Knight Capital Group, Inc. Cl. A*	4,000	64,960
Food-Wholesale/Distribution - 0.7%
Spartan Stores, Inc.	3,300	68,805
Footwear & Related Apparel - 0.5%
Skechers U.S.A., Inc. Cl. A*	2,600	52,546
Hazardous Waste Disposal - 0.8%
EnergySolutions, Inc.	3,800	87,172
Internet Applications Software - 1.6%
Cybersource Corp.*	5,800	84,738
eResearchTechnology, Inc.*	6,500	80,730
		165,468

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Internet Security - 0.6%
Blue Coat Systems, Inc.*	2,600	$57,304
Leisure & Recreational Products - 0.8%
WMS Industries, Inc.*	2,300	82,731
Machinery-General Industry - 4.0%
Altra Holdings, Inc.*	4,400	59,180
Chart Industries, Inc.*	2,600	87,984
DXP Enterprises, Inc.*	2,000	78,570
Kadant, Inc.*	2,400	70,512
Middleby Corp.*	900	56,151
Robbins & Myers, Inc.	2,000	65,300
		417,697
Medical Information Systems - 0.6%
Phase Forward, Inc.*	3,600	61,488
Medical Instruments - 2.3%
Arthrocare Corp.*,##	1,600	53,360
Natus Medical, Inc.*	3,700	67,155
NuVasive, Inc.*	1,600	55,216
Symmetry Medical, Inc.*	3,900	64,740
		240,471
Medical Labs &Testing Services - 0.7%
Icon PLC - ADR*	1,100	71,379
Medical Laser Systems - 0.6%
Cynosure, Inc. Cl. A*,##	2,900	61,770
Medical Products - 1.9%
China Medical Technologies, Inc. - ADR##	1,500	61,635
Haemonetics Corp.*	1,200	71,496
Wright Medical Group, Inc.*	2,600	62,764
		195,895
Medical-Biomedical/Genetics - 3.2%
Alexion Pharmaceuticals, Inc.*	1,500	88,950
AMAG Pharmaceuticals, Inc.*	700	28,301
Regeneron Pharmaceuticals, Inc.*	4,100	78,679
Sangamo Biosciences, Inc.*	5,700	57,912
Savient Pharmaceuticals, Inc.*,##	3,700	74,000
		327,842
Medical-Drugs - 0.4%
Indevus Pharmaceuticals, Inc.*	9,000	42,930
Medical-Nursing Homes - 0.6%
Sun Healthcare Group, Inc.*	4,500	59,130
Medical-Outpatient/Home Medical Care - 0.9%
Air Methods Corp.*	1,900	91,903
Metal Processors & Fabrication - 0.5%
CIRCOR International, Inc.	1,100	50,875
Oil Companies-Exploration & Production - 2.7%
Carrizo Oil & Gas, Inc.*	1,600	94,832
Penn Virginia Corp.	1,700	74,953
Venoco, Inc.*	3,700	42,994
Warren Resources, Inc.*	5,800	68,846
		281,625
Oil Field Machinery & Equipment - 1.2%
NATCO Group, Inc.*	1,200	56,100
T-3 Energy Services, Inc.*	1,600	68,096
		124,196
Oil-Field Services - 3.1%
Cal Dive International, Inc.*	6,600	68,508
Hercules Offshore, Inc.*	2,500	62,800
Hornbeck Offshore Services, Inc.*	1,400	63,938
Matrix Service Co.*	3,300	56,694
Willbros Group, Inc.*,##	2,200	67,320
		319,260
Pharmacy Services - 0.7%
HealthExtras, Inc.*	2,900	72,036
Physical Practice Management - 0.7%
Pediatrix Medical Group, Inc.*	1,100	74,140
Private Corrections - 1.7%
Cornell Cos., Inc.*	3,800	85,348
The Geo Group, Inc.*	3,100	88,164
		173,512
Property/Casualty Insurance - 2.0%
Amtrust Financial Services, Inc.	5,600	90,776
Navigators Group, Inc.*	1,300	70,720
Tower Group, Inc.	2,000	50,340
		211,836
Research & Development - 1.6%
Kendle International, Inc.*,##	2,000	89,840
Parexel International Corp.*	3,000	78,300
		168,140
Retail-Apparel/Shoe - 7.4%
Aeropostale, Inc.*	3,100	84,041
AnnTaylor Stores Corp.*	3,100	74,958
Bebe Stores, Inc.	6,000	64,500
Brown Shoe Co., Inc.	4,700	70,829
Charlotte Russe Holding, Inc.*	4,300	74,562
Chico’s FAS, Inc.*	7,000	49,770
Dress Barn, Inc.*	4,200	54,348
JOS A Bank Clothiers, Inc.*,##	3,000	61,500
Men’s Wearhouse, Inc.	3,200	74,464
Pacific Sunwear Of California*	6,600	83,226
Phillips-Van Heusen Corp.	1,900	72,048
		764,246
Retail-Miscellaneous/Diversified - 1.0%
Pricesmart, Inc.##	3,700	102,527
Retail-Restaurants - 2.5%
Brinker International, Inc.	3,700	68,635
Buffalo Wild Wings, Inc.*,##	2,900	71,050
CBRL Group, Inc.	1,900	67,963
Red Robin Gourmet Burgers, Inc.*	1,400	52,598
		260,246
Retail-Sporting Goods - 0.4%
Zumiez, Inc.*	2,900	45,501
Satellite Telecommunications - 0.8%
GeoEye, Inc.*	3,100	80,569
Schools - 1.6%
Capella Education Co.*	1,100	60,060
DeVry, Inc.	1,200	50,208
INVESTools, Inc.*,##	5,500	60,445
		170,713
Seismic Data Collection - 0.6%
ION Geophysical Corp.*	4,400	60,720

See Accompanying Notes to Financial Statements.

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Semiconductor Components-
Integrated Circuits - 1.7%
O2Micro International, Ltd. - ADR*,##	7,200	$55,656
Pericom Semiconductor Corp.*	5,400	79,272
Sigma Designs, Inc.*	2,000	45,340
		180,268
Semiconductor Equipment - 0.6%
Teradyne, Inc.*	5,300	65,826
Telecommunications Equipment - 0.4%
Network Equipment Technologies, Inc.*,##	5,900	38,763
Telecommunications Equipment Fiber Optics - 0.9%
JDS Uniphase Corp.*	6,600	88,374
Telecommunications Services - 1.9%
NTELOS Holdings Corp.	3,500	84,700
PAETEC Holding Corp.*,##	5,400	35,964
Premiere Global Services, Inc.*	5,300	76,002
		196,666
Textile-Apparel - 0.7%
Perry Ellis International, Inc.*	3,500	76,405
Therapeutics - 2.2%
Alnylam Pharmaceuticals, Inc.*,##	2,000	48,800
BioMarin Pharmaceutical, Inc.*	1,900	67,203
Isis Pharmaceuticals, Inc.*,##	5,600	79,016
Onyx Pharmaceuticals, Inc.*	1,300	37,739
		232,758
Transport-Air Freight - 0.7%
Atlas Air Worldwide Holdings, Inc.*	1,300	71,500
Transport-Rail - 0.8%
Genesee & Wyoming, Inc. Cl. A*	2,400	82,560
Transport-Services - 0.7%
Pacer International, Inc.	4,400	72,292
Transport-Truck - 0.6%
Saia, Inc.*	4,000	63,440
Ultra Sound Imaging Systems - 0.6%
SonoSite, Inc.*	2,000	56,860
Vitamins & Nutrition Products - 1.3%
Herbalife, Ltd.	1,400	66,500
Omega Protein Corp.*	4,600	62,790
		129,290
Web Portals/ISP - 0.9%
Trizetto Group*	5,400	90,126
Wire & Cable Products - 0.5%
Fushi Copperweld, Inc.*,##	3,700	55,648
Wound, Burn & Skin Care - 0.4%
Obagi Medical Products, Inc.*	4,800	41,664
X-Ray Equipment - 0.6%
Hologic, Inc.*	1,100	61,160
Total Common Stock (Cost: $10,655,061)		10,185,250

	Principal Amount	Value
Short Term Investments - 14.3%
Money Market Funds - 12.8%
Boston Global Investment Trust -
Enhanced Portfolio, 3.017%**	$1,328,506	$1,328,506
Time Deposit - 1.5%
Wachovia Bank London
1.700%, 04/01/08	151,064	151,064
Total Short Term Investments (Cost: $1,479,570)		1,479,570
Total Investments - 112.5% (Cost: $12,134,631)		11,664,820
Liabilities in Excess of Other Assets - (12.5%)		(1,295,554)
Net Assets - 100.0%		$10,369,266
*	Non-income producing securities.
**	All of the security is purchased with cash collateral proceeds from securities loans.
##	All or a portion of the Fund’s holdings in this security was on loan as of 3/31/08.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	30.8%
Consumer, Cyclical	16.8
Industrial	16.7
Technology	12.5
Energy	9.3
Communications	8.6
Financial	2.7
Basic Materials	0.8
Short Term Investments	14.3
Total Investments	112.5
Other assets in excess of liabilities	(12.5)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. ULTRA MICRO CAP FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager; Blake H. Burdine, Analyst; K. Mathew Axline, CFA, Analyst; Stephen W. Lyford, Analyst

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Ultra Micro Cap Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with market capitalizations below the median of the Russell Microcap Growth Index at time of purchase.

Market Overview: The period from January 28 (the inception date of the Fund) through March 31, 2008 was a volatile and uncertain time in the U.S. equity market. Stocks traded lower in response to a host of concerns, including:

•	A deepening in the housing-induced credit crisis, which pushed the fifth-largest U.S. securities firm to the brink of collapse
•	Signs the U.S. economy was headed for — or already — in a recession, including the worst job losses in five years
•	Disappointing fourth quarter earnings reports, particularly from the financials and consumer discretionary sectors

Weakness in the U.S. dollar and record oil prices contributed to the stock market’s decline. The dollar fell over 6% versus the euro and yen amid fears of a U.S. recession. This, in turn, drove demand for oil futures, which offer a hedge against a falling dollar.

In the last two weeks of the period, equities regained some of the ground that they had lost, supported by aggressive action from the Federal Reserve. The Fed established two new lending initiatives aimed at providing extra liquidity to the financial system and lowered the target funds rate another 0.75%. While the size of the cut was less than investors had hoped for, the combined effect of the policy moves boosted investor confidence.

Performance: The Fund’s Class I shares lost 7.20% from its January 28, 2008 inception through March 31, 2008. During the same time, the Russell Microcap Growth Index fell 6.56%.

Portfolio Specifics: Stock selection in the health care sector had the largest positive impact on results versus the index, helped by strong gains from VNUS Medical Technologies and Chindex International. VNUS develops medical devices that treat varicose veins and is experiencing robust demand for the next-generation system that it launched in 2007. Chindex sells health care services and medical equipment in China and is benefiting from the modernization of China’s health care system. Stock selection in the consumer discretionary sector was another key source of value added. Within consumer discretionary, top-performing holdings included Perry Ellis International, a sportswear design firm, and PC Mall, a computer hardware and software distributor.

Stock selection in the industrials and materials sectors subtracted the most from performance versus the index. A battery manufacturer with supply chain issues was a major detractor in industrials, while a chemical and climate control firm that reported slower-than-expected orders lagged in materials. An underweight in energy, the only sector in the benchmark to advance, also was unfavorable.

Market Outlook: Weakness in the economy and corporate earnings may continue to weigh on investor sentiment in the months ahead. However, valuations have become more attractive following the recent sell-off in equities, and, on March 31, it was widely expected that the Fed would cut interest rates at least one more time. Easier monetary policy bodes particularly well for smaller stocks, since small companies tend to depend more on bank loans to fund operations than larger firms.

Regardless of how macro events unfold, we are confident that our research-intensive investment process will identify companies with exceptional long-term growth prospects for the Fund.

The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell Microcap Index isolates the smallest 1,000 securities in the Russell 2000 Index plus the next 1,000 securities. The Russell Microcap Growth Index isolates the securities in the Russell Microcap Index with purely growth characteristics. The Index differs from the Fund in composition, do not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. ULTRA MICRO CAP FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Common Stock - 98.9%
Aerospace/Defense-Equipment - 1.2%
Ducommun, Inc.*	372	$10,293
Agricultural Biotechnology - 1.0%
Strategic Diagnostics, Inc.	2,292	8,549
Apparel Manufacturers - 1.3%
G-III Apparel Group, Ltd.	853	11,447
Applications Software - 2.0%
Ebix, Inc.	240	17,760
Auto/Truck Parts & Equipment-Original - 1.3%
Amerigon, Inc.	753	11,144
Batteries/Battery Systems - 0.9%
Ultralife Batteries, Inc.	670	7,913
Broadcast Services/Programming - 1.4%
DG FastChannel, Inc.	640	12,275
Chemicals-Plastics - 1.0%
Landec Corp.	1,029	8,674
Chemicals-Specialty - 1.4%
American Pacific Corp.*	780	12,457
Computer Services - 1.6%
BluePhoenix Solutions, Ltd.	488	4,075
Furmanite Corp.*	1,174	9,979
		14,054
Computer Software - 1.0%
Double-Take Software, Inc.	800	9,344
Computers-Integrated Systems - 1.6%
NCI, Inc. Cl. A	767	14,435
Computers-Voice Recognition - 1.3%
InterVoice, Inc.	1,505	11,980
Consulting Services - 2.1%
Hill International, Inc.	1,458	18,240
Data Processing/Management - 4.6%
CAM Commerce Solutions, Inc.	361	13,368
Innodata Isogen, Inc.	3,110	13,280
Versant Corp.	566	14,207
		40,855
Decision Support Software - 1.4%
GSE Systems, Inc.	1,545	12,576
Distribution/Wholesale - 2.9%
BMP Sunstone Corp.	1,176	9,008
Chindex International, Inc.	433	16,341
		25,349
Diversified Manufacturing Operations - 3.5%
AZZ, Inc.*	318	11,314
GP Strategies Corp.*	1,058	10,051
LSB Industries, Inc.*	630	9,286
		30,651
Electric Products-Miscellaneous - 1.5%
Graham Corp.	156	5,552
Harbin Electric, Inc.	616	8,070
		13,622
Electronic Components-Semiconductors - 1.3%
Advanced Analogic Technologies, Inc.	700	3,934
Ceva, Inc.	952	7,283
		11,217
Electronic Measure Instruments - 1.0%
LeCroy Corp.	1,047	9,067
Enterprise Software/Services - 0.5%
Salary.com, Inc.	722	4,758
Food-Miscellaneous/Diversified - 2.2%
Calavo Growers, Inc.	456	7,925
Overhill Farms, Inc.	2,400	12,000
		19,925
Funeral Services & Related Items - 1.3%
Carriage Services, Inc.*	1,534	11,980
Hazardous Waste Disposal - 0.9%
Heritage-Crystal Clean, Inc.	500	7,835
Human Resources - 1.0%
On Assignment, Inc.	1,400	8,890
Instruments-Controls - 0.8%
Spectrum Control, Inc.*	831	7,030
Insurance Brokers - 0.6%
Life Partners Holdings, Inc.	267	4,926
Internet Content-Info/News - 1.2%
ADAM, Inc.	1,482	10,300
Internet Financial Services - 1.1%
Insweb Corp.	890	9,550
Machinery Tools & Related Products - 1.1%
K-Tron International, Inc.	83	9,969
Machinery-General Industry - 1.5%
DXP Enterprises, Inc.	329	12,925
Machinery-Material Handling - 1.5%
Key Technology, Inc.	459	13,674
Medical Instruments - 2.4%
AtriCure, Inc.	865	11,020
SenoRx, Inc.	1,599	10,314
		21,334
Medical Labs &Testing Services - 2.0%
Bio-Imaging Technologies, Inc.	1,214	8,510
Bio-Reference Labs, Inc.	355	9,383
		17,893
Medical Laser Systems - 0.9%
Cynosure, Inc. Cl. A	386	8,222
Medical Products - 8.0%
Alphatec Holdings, Inc.	1,778	8,926
Atrion Corp.	107	10,694
Exactech, Inc.	641	16,147
MTS Medication Technologies, Inc.	507	6,185
Synovis Life Technologies, Inc.	655	10,270
Vnus Medical Technologies, Inc.	1,015	18,463
		70,685
Medical-Biomedical/Genetics - 2.8%
CryoLife, Inc.	1,215	11,421
RTI Biologics, Inc.	1,439	13,599
		25,020
MRI/Medical Diagnostic Imaging Centers - 0.7%
RadNet, Inc.	930	6,547
Oil Companies-Exploration & Production - 1.6%
Cano Petroleum, Inc.	863	4,039
Evolution Petroleum Corp.	2,175	9,896
		13,935

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Oil Field Machinery & Equipment - 2.3%
Bolt Technology Corp.	437	$8,054
Mitcham Industries, Inc.	700	12,474
		20,528
Pharmacy Services - 1.4%
BioScrip, Inc.	1,886	12,749
Power Conversion/Supply Equipment - 2.5%
C&D Technologies, Inc.*	1,748	8,775
SL Industries, Inc.*	666	13,253
		22,028
Private Corrections - 1.7%
Cornell Cos., Inc.	657	14,756
Recycling - 1.2%
Metalico, Inc.	1,056	10,359
Research & Development - 1.7%
Exponent, Inc.	459	15,074
Retail-Apparel/Shoe - 4.3%
Cache, Inc.	853	9,630
HOT Topic, Inc.	1,470	6,336
Shoe Carnival, Inc.	718	9,715
The Wet Seal, Inc. Cl. A	3,747	12,702
		38,383
Retail-Arts & Crafts - 0.7%
AC Moore Arts & Crafts, Inc.	855	5,831
Retail-Automobile - 1.0%
America’s Car-Mart, Inc.	700	8,813
Retail-Computer Equipment - 1.0%
PC Mall, Inc.	821	8,727
Retail-Discount - 1.2%
Citi Trends, Inc.	600	11,070
Retail-Miscellaneous/Diversified - 1.8%
Titan Machinery, Inc.	864	16,157
Schools - 0.8%
Learning Tree International, Inc.	478	6,702
Semiconductor Equipment - 1.1%
Amtech Systems, Inc.	822	9,897
Textile-Apparel - 1.5%
Perry Ellis International, Inc.	600	13,098
Therapeutics - 0.7%
Anika Therapeutics, Inc.	778	6,597
Transactional Software - 2.0%
Yucheng Technologies, Ltd.	1,048	17,344
Transport-Truck - 1.3%
Saia, Inc.	746	11,832
Veterinary Diagnostics - 1.0%
Animal Health International, Inc.	781	8,544
Vitamins & Nutrition Products - 1.1%
Omega Protein Corp.	700	9,555
Web Hosting/Design - 0.2%
NaviSite, Inc.	963	2,128
Wireless Equipment - 1.0%
Globecomm Systems, Inc.	1,001	8,709
Total Common Stock (Cost: $920,352)		876,181

	Principal Amoount	Value
Short Term Investments - 1.1%
Time Deposit - 1.1%
Brown Brothers Harriman & Co.
1.700%, 04/01/08 (Cost: $9,802)	$9,802	$9,802
Total Investments - 100.0% (Cost: $930,154)		885,983
Other Assets In Excess Of Liabilities - 0.0%		165
Net Assets - 100.0%		$886,148
*	Non-income producing securities.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	30.8%
Consumer, Cyclical	19.0
Technology	18.1
Industrial	17.9
Communications	6.2
Energy	3.9
Basic Materials	2.4
Financial	0.6
Short Term Investments	1.1
Total Investments	100.0
Other assets in excess of liabilities	0.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

Management Team: James Li, Ph.D., CFA, Portfolio Manager; Jane Edmondson, Portfolio Manager; Lu Yu, CFA, CIPM, Analyst

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the Russell 1000 Growth Index at time of purchase.

Market Overview: U.S. large-cap growth stocks finished the twelve months ended March 31, 2008 almost exactly where they had started. However, the flat returns obscured what was a volatile and eventful year in the equity market.

During the first half of the period, large-cap growth stocks posted healthy gains. The Russell 1000 Growth Index was lifted by robust merger and acquisition activity, better-than-expected corporate profits and signs the economy had rebounded from tepid growth in the first quarter of 2007. In addition, the core personal consumption expenditures (PCE) index — the Federal Reserve’s preferred measure of inflation — fell to its lowest level since 2004.

Stocks retreated in the fall and winter as problems in the subprime mortgage market spilled over into the broader credit markets and clouded the economic outlook. Financial institutions took huge writedowns on mortgage-related securities, causing lenders to worry about the value of all but the safest collateral. Short-term financing dried up, and the lack of liquidity necessitated the rescue of a major U.S. securities firm in a transaction facilitated by the Fed. The central bank’s role in the transaction was just one in a series of emergency steps that it took to shore up the financial system. Investors reacted favorably to the aggressive policy actions, and the Russell 1000 Growth Index gained more than 2% in the last two weeks of March.

Performance: The Fund’s Class I shares lost 1.92% between April 1, 2007 and March 31, 2008, and the Russell 1000 Growth Index declined 0.75%.

Portfolio Specifics: The Fund modestly trailed the index in the volatile market, as positive stock selection was overshadowed by sector allocations, which are a byproduct of our bottom-up investment process. Stock selection added the most value in the health care sector, led by a significant gain from Intuitive Surgical. The company makes products used in minimally invasive surgeries and is benefiting from the growing popularity of these types of procedures, which reduce the trauma, time and cost of surgery. Stock selection in the materials sector was another key area of relative strength, where mining company Freeport-McMoran Copper & Gold was a top contributor amid high metals prices. In terms of sector allocations, an overweight in consumer discretionary stocks was particularly unfavorable. The U.S. consumer faced a number of headwinds during the period, including falling home prices and rising food and energy costs.

Holdings remained well-diversified throughout the fiscal year, consistent with our risk-controlled approach to portfolio construction. On March 31, the Fund’s largest overweights versus the Russell 1000 Growth Index were in the health care (+5.0%) and information technology (+4.4%) sectors. The largest underweights were in consumer staples (-5.0%) and financials (-3.7%).

Market Outlook: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

By consistently applying this process in all market environments, we believe we will identify companies with excellent growth potential for the Fund.

Comparison of Change in Value of a $250,000 Investment in U.S. Systematic Large Cap Growth Fund Class I and II Shares with the Russell 1000 Growth Index.

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
U.S. Systematic Large Cap Growth
Fund Class I	-1.92%	8.77%	2.02%
Russell 1000 Growth Index	-0.75%	9.96%	1.28%

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
U.S. Systematic Large Cap Growth
Fund Class II	-1.81%	9.56%	2.38%
Russell 1000 Growth Index	-0.75%	9.96%	1.28%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I and II shares compared with the Russell 1000 Growth Index for the periods indicated. The Fund’s Class I and II shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I and II shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999 and Class II shares on September 30, 2005. The historical performance of Class II shares includes the performance of Class I shares for periods prior to the inception of Class II. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value

Common Stock - 97.6%
Aerospace/Defense - 2.3%
Lockheed Martin Corp.	2,800	$278,040
Raytheon Co.	1,900	122,759
		400,799
Agricultural Chemicals - 1.9%
Monsanto Co.	2,900	323,350
Applications Software - 4.9%
Microsoft Corp.	29,500	837,210
Athletic Footwear - 1.7%
Nike, Inc. Cl. B	4,400	299,200
Beverages-non-Alcoholic - 3.3%
PepsiCo, Inc.	4,200	303,240
The Coca-Cola Co.	4,400	267,828
		571,068
Cable TV - 0.9%
DISH Network Corp. Cl. A*	5,400	155,142
Chemicals-Diversified - 1.3%
Celanese Corp. Cl. A	5,500	214,775
Coal - 0.5%
Foundation Coal Holdings, Inc.	1,600	80,528
Computers - 8.5%
Apple, Inc.**	2,600	373,100
Hewlett-Packard Co.	12,700	579,882
International Business Machines Corp.	4,400	506,616
		1,459,598
Computers-Memory Devices - 0.7%
Seagate Technology	5,500	115,170
Cosmetics & Toiletries - 1.2%
Procter & Gamble Co.	2,975	208,458
Diversified Manufacturing Operations - 1.6%
Tyco International, Ltd.	6,300	277,515
Electronic Components-Miscellaneous - 2.2%
Garmin, Ltd.##	3,600	194,436
Tyco Electronics, Ltd.	5,500	188,760
		383,196
Electronic Components-Semiconductors - 4.8%
Intel Corp.	31,300	662,934
MEMC Electronic Materials, Inc.**	2,200	155,980
		818,914
Electronics-Military - 1.0%
L-3 Communications Holdings, Inc.	1,600	174,944
Engineering/R & D Services - 1.3%
Jacobs Engineering Group, Inc.*	2,100	154,539
The Shaw Group, Inc.*	1,500	70,710
		225,249
Engines-Internal Combust - 0.9%
Cummins, Inc.	3,400	159,188
Enterprise Software/Services - 2.8%
BMC Software, Inc.*	5,900	191,868
Oracle Corp.*	14,400	281,664
		473,532
Internet Security - 1.8%
Symantec Corp.*	19,000	315,780
Linen Supply & Related Items - 1.1%
Cintas Corp.	6,900	196,926
Machinery-Farm - 2.1%
AGCO Corp.*	6,100	365,268
Medical Instruments - 2.7%
Intuitive Surgical, Inc.*	600	194,610
Medtronic, Inc.	5,400	261,198
		455,808
Medical Products - 1.5%
Johnson & Johnson	3,900	252,993
Medical-Biomedical/Genetics - 2.0%
Amgen, Inc.*	6,000	250,680
Millennium Pharmaceuticals, Inc.*	6,000	92,760
		343,440
Medical-Drugs - 8.3%
Abbott Laboratories	11,100	612,165
Forest Laboratories, Inc.*	9,200	368,092
Merck & Co., Inc.	4,500	170,775
Wyeth	6,500	271,440
		1,422,472
Medical-HMO - 3.6%
Aetna, Inc.	8,400	353,556
UnitedHealth Group, Inc.	7,700	264,572
		618,128
Metal Processors & Fabrication - 1.2%
Precision Castparts Corp.	2,000	204,160
Metal-Diversified - 2.5%
Freeport-McMoRan Copper & Gold, Inc.	4,500	432,990
Networking Products - 4.8%
Cisco Systems, Inc.*	29,400	708,246
Juniper Networks, Inc.*	4,700	117,500
		825,746
Oil & Gas Drilling - 2.1%
Diamond Offshore Drilling, Inc.	3,100	360,840
Oil Companies-Exploration & Production - 1.1%
Occidental Petroleum Corp.	2,600	190,242
Oil Field Machinery & Equipment - 2.6%
National Oilwell Varco, Inc.*	7,700	449,526
Oil-Field Services - 1.2%
Smith International, Inc.*	1,600	102,768
Transocean, Inc.*	769	103,969
		206,737
Pharmacy Services - 2.5%
Medco Health Solutions, Inc.*	10,000	437,900
Publishing-Newspapers - 1.1%
Gannett Co., Inc.	6,300	183,015
Retail-Computer Equipment - 1.4%
GameStop Corp. Cl. A*	4,700	243,037
Retail-Discount - 2.7%
Dollar Tree, Inc.*	5,800	160,022
Wal-Mart Stores, Inc.	5,800	305,544
		465,566
Retail-Restaurants - 1.4%
McDonald’s Corp.	4,400	245,388

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Schools - 0.3%
Apollo Group, Inc. Cl. A*	1,300	$56,160
Super-Regional Banks-US - 2.9%
Capital One Financial Corp.	3,800	187,036
Fifth Third BanCorp.	14,700	307,524
		494,560
Telecommunications Equipment Fiber Optics - 0.9%
Ciena Corp.*	4,800	147,984
Telephone-Integrated - 0.9%
Verizon Communications, Inc.	4,400	160,380
Television - 1.8%
CBS Corp. Cl. B	14,300	315,744
Web Portals/ISP - 1.3%
Google, Inc. Cl. A*	500	220,235
Total Common Stock (Cost: $16,308,736)		16,788,861

	Principal Amount
Short Term Investments - 2.7%
Repurchase Agreement - 0.3%
Lehman Brothers, Inc., 1.600%
dated 3/31/08, to be repurchased
at $57,253 on 4/1/08 (collateralized
by U.S. Treasury Note, 4.625%
due 11/15/09)**	$57,250	57,250
Time Deposit - 2.4%
Wachovia Bank London
1.700%, 04/01/08	414,653	414,653
Total Short Term Investments (Cost: $471,903)		471,903
Total Investments - 100.3% (Cost: $16,780,639)		17,260,764
Liabilities In Excess of Other Assets - (0.3%)		(54,363)
Net Assets - 100.0%		$17,206,401
*	Non-income producing securities.
**	All of the security is purchased with cash collateral proceeds from securities loans.
##	All or a portion of the Fund’s holdings in this security was on loan as of 03/31/08.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	25.4%
Technology	21.5
Communications	13.5
Industrial	12.7
Consumer, Cyclical	8.4
Energy	7.5
Basic Materials	5.7
Financial	2.9
Short Term Investments	2.7
Total Investments	100.3
Liabilities in excess of other assets	(0.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. SMALL TO MID CAP GROWTH FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager; Blake H. Burdine, Analyst; K. Mathew Axline, CFA, Analyst; Stephen W. Lyford, Analyst

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Small to Mid Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with small to mid (SMID) market capitalizations similar to the Russell 2500 Growth Index at time of purchase.

Market Overview: The small- to mid-cap growth segment of the U.S. equity market, as measured by the Russell 2500 Growth Index, posted a loss between July 31, 2007 (the inception date of the Fund) and March 31, 2008. The decline was part of a broad sell-off in equities that pressured stock prices across styles and capitalization ranges.

The period began on a strong note, with the index rising in August, September and October amid a new easing cycle from the Federal Reserve. In August, the Fed cut the discount rate to help stem the global liquidity crisis that had been triggered by rising defaults on residential mortgages. Concerned that the housing correction and liquidity crunch might tip the economy into a recession, the central bank cut the key funds rate in September and October — its first such reductions since June 2003.

Over the remainder of the period, the Russell 2500 Growth Index gave back all of its prior gains and then some, as investors confronted a wave of bad news. Economic indicators were weak, corporate earnings were disappointing and deterioration in the credit markets left the fifth-largest U.S. securities firm on the verge of bankruptcy. The Fed took a series of emergency actions aimed at avoiding a systemic financial failure, including opening the discount window to securities dealers for overnight loans. Its efforts helped calm the markets, and the index advanced during the last two weeks of March.

Performance: The Fund’s Class I shares declined 9.80% from its July 31, 2007 inception through March 31, 2008. The Russell 2500 Growth Index lost 8.54% during the same period.

Portfolio Specifics: Stock selection in the industrials and materials sectors had the largest positive impact on results versus the index. Two of the Fund’s best-performing holdings were Flowserve, a manufacturer of industrial flow equipment such as pumps and valves, and CF Industries, a fertilizer producer. Flowserve experienced a surge in orders and backlog growth, driven by strong global demand for energy and water infrastructure. CF Industries is benefiting from increased corn acreage, as U.S. farmers planted more acres of corn in 2007 than they had in over 60 years. Relative performance also received a boost from an underweight in consumer discretionary stocks. The consumer discretionary sector was one of the worst-performing groups in the index due to record-high gasoline prices, falling home values and thinning job prospects.

Areas of relative weakness included stock selection in the energy and information technology sectors, as well as an underweight in health care. Investors tend to favor the stable demand characteristics of health care stocks when economic growth is slowing, and this period was no exception.

Market Outlook: Weakness in the economy and corporate earnings may continue to weigh on investor sentiment in the months ahead. However, valuations have become more attractive following the recent sell-off in equities, and, on March 31, it was widely expected that the Fed would cut interest rates at least one more time. Easier monetary policy bodes particularly well for smaller stocks, since small companies tend to depend more on bank loans to fund operations than larger firms.

In this dynamic market environment, we believe that our focus on small- and mid-cap stocks exhibiting positive and sustainable change will benefit the Fund.

The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 22% of the total market capitalization of the Russell 3000 Index. The Russell 2500 Growth Index isolates the securities in the Russell 2500 Index with purely growth characteristics. The Index differs from the Fund in composition, do not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. SMALL TO MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value

Common Stock - 97.3%
Aerospace/Defense-Equipment - 3.4%
AAR Corp.*	1,300	$35,451
BE Aerospace, Inc.*	1,100	38,445
DRS Technologies, Inc.	800	46,624
Orbital Sciences Corp.*	1,800	43,380
		163,900
Agricultural Chemicals - 0.6%
CF Industries Holdings, Inc.	300	31,086
Alternative Waste Tech - 0.9%
Darling International, Inc.*	3,500	45,325
Applications Software - 0.8%
Salesforce.com, Inc.*	700	40,509
Auto/Truck Parts & Equipment-Original - 1.4%
BorgWarner, Inc.	700	30,121
Titan International, Inc.	1,200	36,732
		66,853
Batteries/Battery Systems - 0.7%
EnerSys*	1,400	33,488
Beverages-Wine/Spirits - 1.2%
Central European Distribution Corp.*	1,000	58,190
Building-Heavy Construction - 0.7%
Chicago Bridge & Iron Co. NV	900	35,316
Chemicals-Diversified - 1.7%
Celanese Corp. Cl. A	1,100	42,955
FMC Corp.	700	38,843
		81,798
Chemicals-Specialty - 0.8%
Ecolab, Inc.	900	39,087
Coffee - 0.6%
Green Mountain Coffee Roasters, Inc.*	900	28,485
Commercial Services - 1.6%
Quanta Services, Inc.*	1,600	37,072
TeleTech Holdings, Inc.*	1,800	40,428
		77,500
Computer Services - 0.5%
BluePhoenix Solutions, Ltd.*	3,100	25,885
Computer Software - 0.6%
Omniture, Inc.*	1,300	30,173
Computers-Integrated Systems - 1.0%
Micros Systems, Inc.*	1,400	47,124
Computers-Memory Devices - 0.9%
Western Digital Corp.*	1,600	43,264
Consulting Services - 2.7%
FTI Consulting, Inc.*	400	28,416
Gartner, Inc. Cl. A*	2,100	40,614
Watson Wyatt Worldwide, Inc. Cl. A	1,100	62,425
		131,455
Consumer Products-Miscellaneous - 1.9%
Jarden Corp.*	1,800	39,132
Tupperware Brands Corp.	1,400	54,152
		93,284
Containers-Metal/Glass - 1.0%
Owens-Illinois, Inc.*	900	50,787
Data Processing/Management - 0.6%
FalconStor Software, Inc.*	3,600	27,396
Diversified Manufacturing Operations - 1.8%
Harsco Corp.	800	44,304
SPX Corp.	400	41,960
		86,264
E-Commerce/Services - 1.3%
Expedia, Inc.*	1,300	28,457
priceline.com, Inc.*	300	36,258
		64,715
Electronic Components-Semiconductors - 2.5%
Emcore Corp.*	3,000	17,280
MEMC Electronic Materials, Inc.*	500	35,450
Monolithic Power Systems, Inc.*	1,800	31,734
PMC - Sierra, Inc.*	6,100	34,770
		119,234
Electronic Measure Instruments - 1.4%
Itron, Inc.*	400	36,092
Trimble Navigation, Ltd.*	1,200	34,308
		70,400
E-Marketing/Information - 0.4%
Valueclick, Inc.*	1,100	18,975
Energy-Alternate Sources - 1.0%
Canadian Solar, Inc.*	2,300	48,070
Engineering/R & D Services - 1.4%
Foster Wheeler, Ltd.*	500	28,310
Stanley, Inc.*	1,400	41,244
		69,554
Enterprise Software/Services - 1.4%
Concur Technologies, Inc.*	1,200	37,260
PROS Holdings, Inc.*	2,300	28,865
		66,125
Entertainment Software - 0.8%
Activision, Inc.*	1,500	40,965
Finance-Other Services - 0.9%
The Nasdaq OMX Group	1,100	42,526
Food-Wholesale/Distribution - 0.9%
Spartan Stores, Inc.	2,000	41,700
Industrial Gases - 0.6%
Airgas, Inc.	600	27,282
Instruments-Controls - 1.0%
Mettler Toledo International, Inc.*	500	48,560
Internet Applications Software - 1.8%
eResearchTechnology, Inc.*	3,700	45,954
Vocus, Inc.*	1,500	39,600
		85,554
Internet Security - 0.7%
Blue Coat Systems, Inc.*	1,500	33,060
Leisure & Recreational Products - 1.0%
WMS Industries, Inc.*	1,350	48,559
Machinery-General Industry - 3.3%
Chart Industries, Inc.*	1,500	50,760
Robbins & Myers, Inc.	1,200	39,180
Roper Industries, Inc.	500	29,720
The Manitowoc Co., Inc.	1,000	40,800
		160,460

See Accompanying Notes to Financial Statements.

U.S. SMALL TO MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Machinery-Pumps - 1.1%
Flowserve Corp.	500	$52,190
Medical Information Systems - 0.6%
Phase Forward, Inc.*	1,700	29,036
Medical Instruments - 3.1%
Arthrocare Corp.*	900	30,015
Intuitive Surgical, Inc.*	200	64,870
NuVasive, Inc.*	900	31,059
Symmetry Medical, Inc.*	1,600	26,560
		152,504
Medical Labs &Testing Services - 1.1%
Icon PLC - ADR*	800	51,912
Medical Laser Systems - 0.7%
Cynosure, Inc. Cl. A*	1,500	31,950
Medical Products - 2.7%
China Medical Technologies, Inc. - ADR	900	36,981
Haemonetics Corp.*	900	53,622
Wright Medical Group, Inc.*	1,700	41,038
		131,641
Medical-Biomedical/Genetics - 2.3%
Qiagen NV*	2,200	45,760
Alexion Pharmaceuticals, Inc.*	600	35,580
Savient Pharmaceuticals, Inc.*	1,500	30,000
		111,340
Medical-Nursing Homes - 0.7%
Sun Healthcare Group, Inc.*	2,500	32,850
Medical-Outpatient/Home Medical Care - 0.8%
Air Methods Corp.*	800	38,696
Non-Hazardous Waste Disposal - 0.8%
Allied Waste Industries, Inc.*	3,800	41,078
Oil Companies-Exploration & Production - 2.7%
Carrizo Oil & Gas, Inc.*	800	47,416
Penn Virginia Corp.	900	39,681
Plains Exploration & Production Co.*	800	42,512
		129,609
Oil Field Machinery & Equipment - 0.7%
T-3 Energy Services, Inc.*	800	34,048
Oil-Field Services - 3.5%
Willbros Group, Inc.*	1,300	39,780
Helix Energy Solutions Group, Inc.*	1,100	34,650
Hercules Offshore, Inc.*	1,200	30,144
Hornbeck Offshore Services, Inc.*	800	36,536
Matrix Service Co.*	1,800	30,924
		172,034
Pharmacy Services - 0.7%
HealthExtras, Inc.*	1,400	34,776
Physical Practice Management - 0.8%
Pediatrix Medical Group, Inc.*	600	40,440
Private Corrections - 2.0%
Corrections Corp. of America*	2,100	57,792
The Geo Group, Inc.*	1,400	39,816
		97,608
Property/Casualty Insurance - 0.9%
Amtrust Financial Services, Inc.	2,600	42,146
Research & Development - 1.7%
Parexel International Corp.*	1,600	41,760
Pharmaceutical Product Development, Inc.	1,000	41,900
		83,660
Retail-Apparel/Shoe - 7.4%
American Eagle Outfitters, Inc.	2,100	36,771
AnnTaylor Stores Corp.*	1,700	41,106
Bebe Stores, Inc.	3,100	33,325
Brown Shoe Co., Inc.	2,200	33,154
Chico’s FAS, Inc.*	3,800	27,018
Dress Barn, Inc.*	2,900	37,526
Liz Claiborne, Inc.	1,700	30,855
Nordstrom, Inc.	1,100	35,860
Phillips-Van Heusen Corp.	1,200	45,504
Polo Ralph Lauren Corp. Cl. A	700	40,803
		361,922
Retail-Automobile - 0.6%
Copart, Inc.*	800	31,008
Retail-Miscellaneous/Diversified - 1.0%
Pricesmart, Inc.	1,800	49,878
Retail-Restaurants - 1.5%
Brinker International, Inc.	2,000	37,100
CBRL Group, Inc.	1,000	35,770
		72,870
Retail-Sporting Goods - 0.6%
Zumiez, Inc.*	1,900	29,811
Schools - 0.5%
DeVry, Inc.	600	25,104
Seismic Data Collection - 0.6%
ION Geophysical Corp.*	2,200	30,360
Semiconductor Components-
Integrated Circuits - 0.5%
Sigma Designs, Inc.*	1,000	22,670
Semiconductor Equipment - 0.6%
Teradyne, Inc.*	2,400	29,808
Telecommunications Equipment Fiber Optics - 0.9%
JDS Uniphase Corp.*	3,400	45,526
Telecommunications Services - 1.7%
NTELOS Holdings Corp.	1,500	36,300
Premiere Global Services, Inc.*	3,100	44,454
		80,754
Therapeutics - 1.2%
Alnylam Pharmaceuticals, Inc.*	1,000	24,400
BioMarin Pharmaceutical, Inc.*	900	31,833
		56,233
Transport-Rail - 1.1%
Genesee & Wyoming, Inc. Cl. A*	1,500	51,600
Transport-Services - 0.9%
Pacer International, Inc.	2,600	42,718
Veterinary Diagnostics - 0.7%
Neogen Corp.*	1,400	35,140
Vitamins & Nutrition Products - 1.5%
Herbalife, Ltd.	800	38,000
Omega Protein Corp.*	2,600	35,490
		73,490
Web Portals/ISP - 1.5%
Sohu.com, Inc.*	700	31,591
Trizetto Group*	2,500	41,725
		73,316
Wire & Cable Products - 0.6%
Fushi Copperweld, Inc.*	2,100	31,584

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Wound, Burn & Skin Care - 0.4%
Obagi Medical Products, Inc.*	2,200	$19,096
X-Ray Equipment - 0.8%
Hologic, Inc.*	700	38,920
Total Common Stock (Cost: $4,915,483)		4,732,234

	Principal Amount
Short Term Investments - 2.7%
Time Deposit - 2.7%
Wachovia Bank London
1.700%, 04/01/08 (Cost: $132,530)	$132,530	132,530
Total Investments - 100.0% (Cost: $5,048,013)		4,864,764
Liabilities in Excess of Other Assets - (0.0%)		(2,758)
Net Assets - 100.0%		$4,862,006
*	Non-income producing securities.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	30.6%
Industrial	20.8
Consumer, Cyclical	13.6
Technology	10.1
Energy	8.5
Communications	8.3
Basic Materials	3.7
Financial	1.7
Short Term Investments	2.7
Total Investments	100.0
Liabilities in excess of other assets	(0.0)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. CONVERTIBLE FUND

Management Team: Douglas G. Forsyth, CFA, Portfolio Manager; William L. Stickney, Portfolio Manager; Justin Kass, CFA, Portfolio Manager; Michael E. Yee, Portfolio Manager; Elizabeth Lemesevski, Analyst; David A. Foster, CPA, CFA, Analyst; Joanna H. Willars, Analyst; Nicole D. Larrabee, Fixed Income Trading Assistant

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in convertible securities of U.S. companies across all market capitalizations.

Market Overview: The Merrill Lynch All Convertibles All Qualities Index fell 3.74% during the twelve months ended March 31, 2008. By way of comparison, the S&P 500 Index lost 5.08% and the NASDAQ Composite Index declined 6.09%.

Like U.S. equities, the convertible market began the period on a strong note, generating healthy gains in the spring. However, several events came together over the summer that roiled the credit markets and continued to weigh on convertible and equity performance for the rest of the fiscal year. Rising delinquencies on mortgages led to rapid quality and price declines in collateralized mortgage obligations (CMOs). Price declines in the CMO market led to price declines in all collateralized debt obligations (CDOs) which, in turn, cut off demand for loans. The lack of demand for loans ultimately put pressure on all bond and stock prices. 2007 ended with many unanswered questions about the fate of the financial markets, and the news flow in early 2008 was downbeat. After cutting interest rates 1% in the fall, the Federal Reserve became more aggressive and lowered rates 2% in the first quarter of 2008.

Consistent with the volatile conditions, larger-cap, investment-grade convertibles outperformed. Industry returns were mixed. Materials and energy posted strong gains, while telecommunications and transportation were especially weak.

Performance: The Fund’s Class I shares gained 3.84% during the twelve months ended March 31, 2008, outperforming the Merrill Lynch All Convertibles All Qualities Index, which lost 3.74%.

Portfolio Specifics: Security selection was the key driver of absolute and relative results, and the top performers were those companies that improved their operating statistics and exceeded profit expectations. Issuers from diverse industries contributed to the Fund’s positive return, including several energy companies that advanced on solid corporate earnings, attractive valuations and higher energy prices. Select consumer staples names benefited from investor rotation into defensive industries, and a consulting firm moved higher on record profits. Lastly, several of our portfolio holdings were acquired at large premiums. Issuers that negatively impacted performance included two automotive manufacturers that declined as weak consumer spending hurt auto sales.

On March 31, the Fund’s conversion premium was 26% versus the market’s premium of 48%. The Fund continues to be well positioned to participate in the upside of the market, while not sacrificing downside protection.

Market Outlook: The outlook for the U.S. convertible market remains clouded. Economic statistics are weak, commodity prices are high and earnings estimates are trending lower. However, many issuers remain fundamentally sound, valuations are less expensive and the Fed’s rate cuts are starting to favorably impact market psychology. Against the uncertain backdrop, we believe that our focus on companies that are differentiating themselves by exceeding expectations and improving their credit statistics will be rewarded.

We continue to build the Fund one security at a time by finding companies that are opportunistically capitalizing on change. We are also maintaining our discipline of identifying the best convertibles with the optimal risk/reward profile: 70-80% of the upside and 40-50% of the downside.

Comparison of Change in Value of a $250,000 Investment in U.S. Convertible Fund Class I, II and IV Shares with the Merrill Lynch All Convertibles, All Qualities Index.

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
U.S. Convertible Fund Class I	3.84%	13.58%	8.34%
Merrill Lynch All Convertibles
All Qualities Index	-3.74%	8.66%	5.60%

U.S. CONVERTIBLE FUND

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
U.S. Convertible Fund Class II	3.91%	13.66%	8.38%
Merrill Lynch All Convertibles
All Qualities Index	-3.74%	8.66%	5.60%

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
U.S. Convertible Fund Class IV	4.07%	13.66%	8.38%
Merrill Lynch All Convertibles
All Qualities Index	-3.74%	8.66%	5.60%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I, II and IV shares compared with the Merrill Lynch All Convertibles, All Qualities Index for the periods indicated. The Fund’s Class I, II and IV shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I, II and IV shares. The Nicholas- Applegate Institutional Funds’ Class I shares were first available on May 7, 1999, Class II shares on September 30, 2005 and Class IV shares on December 30, 2006. The historical performance of Class I, II and IV shares includes the performance of Class I shares for periods prior to the inception of Class II. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Merrill Lynch All Convertible All Quality Index represents convertible securities spanning all corporate sectors and having a par amount outstanding of $25 Mil+. Maturities must be at least one year. The coupon range must be equal to or greater than zero and all qualities of bonds are included. Preferred equity redemption stocks are not included nor are component bonds once they are converted into corporate stock.

The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Principal Amount	Value
Convertible Corporate Bond - 81.9%
Aerospace/Defense - 1.5%
Lockheed Martin Corp.++
2.815%, 08/15/33	$3,350,000	$4,604,910
Aerospace/Defense-Equipment - 3.2%
Orbital Sciences Corp.
2.438%, 01/15/27	4,305,000	5,241,337
Triumph Group, Inc.
2.625%, 10/01/26	3,645,000	4,556,250
		9,797,587
Agricultural Operations - 1.7%
Archer-Daniels-Midland Co.
0.875%, 02/15/14	4,475,000	5,218,969
Applications Software - 1.4%
Nuance Communications, Inc.
2.750%, 08/15/27	845,000	975,975
Nuance Communications, Inc. 144A#
2.750%, 08/15/27	2,845,000	3,285,975
		4,261,950
Auto-Cars/Light Trucks - 1.3%
Ford Motor Co.
4.250%, 12/15/36	4,610,000	3,976,125
Brewery - 1.6%
Molson Coors Brewing Co.
2.500%, 07/30/13	4,110,000	5,070,712
Broadcast Services/Programming - 1.5%
Liberty Media LLC
0.750%, 03/30/23	4,600,000	4,577,000
Casino Services - 1.7%
International Game Technology
2.600%, 12/15/36	5,120,000	5,184,000
Commercial Services - 1.3%
Quanta Services, Inc.
3.750%, 04/30/26	2,395,000	3,032,669
Quanta Services, Inc. 144A#
3.750%, 04/30/26	870,000	1,101,638
		4,134,307
Computer Services - 2.9%
DST Systems, Inc.
4.125%, 08/15/23	2,995,000	4,376,444
Electronic Data Systems Corp.
3.875%, 07/15/23	4,665,000	4,565,869
		8,942,313
Computers-Memory Devices - 1.2%
EMC Corp.
1.750%, 12/01/11	1,335,000	1,576,969
EMC Corp. 144A#
1.750%, 12/01/11	1,885,000	2,226,656
		3,803,625
Consulting Services - 1.8%
FTI Consulting, Inc.
3.750%, 07/15/12	2,305,000	5,560,812
Diagnostic Kits - 0.5%
Inverness Medical Innovations, Inc.
3.000%, 05/15/16	245,000	230,913
Inverness Medical Innovations, Inc. 144A#
3.000%, 05/15/16	1,290,000	1,215,825
		1,446,738
E-Commerce/Products - 1.7%
Amazon.Com, Inc.
4.750%, 02/01/09	4,910,000	5,192,325
E-Commerce/Services - 1.5%
priceline.com, Inc.
2.250%, 01/15/25	1,435,000	4,579,444
Electronic Components-Semiconductors - 2.4%
Intel Corp.
2.950%, 12/15/35	4,460,000	4,398,675
Skyworks Solutions, Inc.
1.250%, 03/01/10	2,145,000	2,217,394
Skyworks Solutions, Inc.
1.500%, 03/01/12	970,000	966,363
		7,582,432
Electronic Measure Instruments - 1.5%
Itron, Inc.
2.500%, 08/01/26	2,995,000	4,679,687
Electronics-Military - 1.8%
Level-3 Communications Holdings, Inc.
3.000%, 08/01/35	3,285,000	4,118,569
Level-3 Communications Holdings, Inc. 144A#
3.000%, 08/01/35	1,065,000	1,335,244
		5,453,813
Energy-Alternate Sources - 1.7%
Covanta Holding Corp.
1.000%, 02/01/27	4,875,000	5,423,437
Enterprise Software/Services - 2.7%
Lawson Software, Inc.
2.500%, 04/15/12	3,070,000	2,843,587
Lawson Software, Inc. 144A#
2.500%, 04/15/12	1,145,000	1,060,556
Sybase, Inc.
1.750%, 02/22/25	3,795,000	4,454,381
		8,358,524
Finance-Other Services - 1.0%
The Nasdaq OMX Group 144A#
2.500%, 08/15/13	2,930,000	3,028,887
Footwear & Related Apparel - 1.3%
Iconix Brand Group, Inc.
1.875%, 06/30/12	2,800,000	2,551,500
Iconix Brand Group, Inc. 144A#
1.875%, 06/30/12	1,800,000	1,640,250
		4,191,750
Instruments-Scientific - 1.8%
Fisher Scientific International, Inc.
3.250%, 03/01/24	3,575,000	5,563,594
Life/Health Insurance - 1.5%
Prudential Financial, Inc.++
0.501%, 12/12/36	4,635,000	4,510,782
Machinery-Farm - 1.7%
AGCO Corp.
1.250%, 12/15/36	3,170,000	5,254,275
Machinery-General Industry - 1.5%
Roper Industries, Inc.
1.481%, 01/15/34	6,200,000	4,657,750
Medical Instruments - 1.8%
St Jude Medical, Inc.
1.220%, 12/15/08	3,200,000	3,260,000
St Jude Medical, Inc. 144A#
1.220%, 12/15/08	2,290,000	2,332,937
		5,592,937

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Principal Amount	Value
Medical-Biomedical/Genetics - 3.4%
Genzyme Corp.
1.250%, 12/01/23	$4,680,000	$5,446,350
Invitrogen Corp.
2.000%, 08/01/23	3,855,000	5,218,706
		10,665,056
Medical-Drugs - 6.4%
Allergan, Inc.
1.500%, 04/01/26	2,530,000	2,801,975
Allergan, Inc. 144A#
1.500%, 04/01/26	1,800,000	1,993,500
Bristol-Myers Squibb Co.++
2.300%, 09/15/23	4,795,000	4,777,258
Teva Pharmaceutical Finance LLC
0.500%, 02/01/24	4,150,000	5,171,938
Wyeth++
3.581%, 01/15/24	5,060,000	5,100,328
		19,844,999
Multimedia - 1.3%
The Walt Disney Co.
2.125%, 04/15/23	3,660,000	3,925,350
Networking Products - 1.0%
Juniper Networks, Inc.+
0.000%, 06/15/08	2,370,000	3,001,012
Oil & Gas Drilling - 1.8%
Transocean, Inc.
1.500%, 12/15/37	5,065,000	5,584,163
Oil Companies-Exploration & Production - 2.2%
Chesapeake Energy Corp.
2.500%, 05/15/37	1,835,000	2,321,275
Devon Energy Corp.
4.950%, 08/15/08	2,860,000	4,576,000
		6,897,275
Oil Field Machinery & Equipment - 1.2%
Cameron International Corp.
2.500%, 06/15/26	2,705,000	3,803,906
Oil-Field Services - 1.6%
Schlumberger, Ltd.
1.500%, 06/01/23	2,030,000	4,884,688
REITS-Diversified - 1.5%
Digital Realty Trust LP 144A#
4.125%, 08/15/26	3,825,000	4,616,775
REITS-Office Property - 1.4%
Boston Properties LP
3.750%, 05/15/36	3,925,000	4,489,219
Research & Development - 0.5%
PharmaNet Development Group, Inc.
2.250%, 08/15/24	1,505,000	1,442,919
Retail-Discount - 1.6%
TJX Cos., Inc.+
0.000%, 02/13/21	4,525,000	5,056,688
Semiconductor Components-
Integrated Circuits - 0.3%
Cypress Semiconductor Corp.
1.000%, 09/15/09	665,000	792,181
Super-Regional Banks-US - 2.6%
US BanCorp.++
0.792%, 09/20/36	3,435,000	3,447,023
Wells Fargo & Co.++
2.989%, 05/01/33	4,760,000	4,737,914
		8,184,937
Telecommunications Services - 1.5%
Amdocs, Ltd.
0.500%, 03/15/24	4,820,000	4,795,900
Therapeutics - 1.9%
Gilead Sciences, Inc.
0.625%, 05/01/13	2,085,000	3,077,981
Gilead Sciences, Inc. 144A#
0.625%, 05/01/13	1,905,000	2,812,256
		5,890,237
Toys - 1.4%
Hasbro, Inc.
2.750%, 12/01/21	3,259,000	4,436,314
Web Hosting/Design - 0.8%
Equinix, Inc.
2.500%, 04/15/12	2,660,000	2,397,325
Wire & Cable Products - 1.2%
General Cable Corp.
0.875%, 11/15/13	2,830,000	3,852,337
Wireless Equipment - 1.4%
American Tower Corp.
3.000%, 08/15/12	2,220,000	4,376,175
X-Ray Equipment - 1.4%
Hologic, Inc.
2.000%, 12/15/37	4,635,000	4,478,569
Total Convertible Corporate Bond (Cost: $251,682,444)		254,064,710

	Number of Shares
Convertible Preferred Stock - 11.5%
Agricultural Operations - 0.7%
Bunge, Ltd.
4.875%, 12/31/49	20,460	2,327,325
Auto-Cars/Light Trucks - 1.0%
General Motors Corp.
6.250%, 07/15/33	189,315	3,123,698
Electric-Generation - 1.5%
AES Trust III
6.750%, 10/15/29	99,243	4,614,799
Electric-Integrated - 1.6%
Entergy Corp.
7.625%, 02/17/09	75,555	4,930,719
Independent Power Producer - 1.5%
NRG Energy, Inc.
5.750%, 03/16/09	13,955	4,722,895
Metal-Diversified - 1.7%
Freeport-McMoRan Copper & Gold, Inc.
6.750%, 05/01/10	37,615	5,283,027
Multi-line Insurance - 1.5%
MetLife, Inc.
6.375%, 08/15/08	151,500	4,499,550

See Accompanying Notes to Financial Statements.

U.S. CONVERTIBLE FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Super-Regional Banks-US - 2.0%
Bank of America Corp.
7.250%, 12/31/49	5,900	$6,069,625
Total Convertible Preferred Stock (Cost: $35,961,007)		35,571,638
Common Stock - 3.5%
Containers-Metal/Glass - 1.6%
Owens-Illinois, Inc. *	86,957	4,906,958
Multi-line Insurance - 1.0%
Assurant, Inc.	50,743	3,088,219
Non-Hazardous Waste Disposal - 0.9%
Allied Waste Industries, Inc. *	269,620	2,914,592
Total Common Stock (Cost: $11,604,624)		10,909,769

	Principal Amount
Short Term Investments - 3.5%
Time Deposit - 3.5%
Wachovia Bank London
1.700%, 04/01/08
(Cost: $10,806,045)	$10,806,045	10,806,045
Total Investments - 100.4% (Cost: $310,054,120)		311,352,162
Liabilities In Excess Of Other Assets - (0.4%)		(1,248,240)
Net Assets - 100.0%		$310,103,922
*	Non-income producing securities.
#	144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at March 31, 2008 was $24,650,499 or 7.95% of net assets.
++	The coupon rate shown on floating rate securities represents the rate at March 31, 2008.
+	Zero coupon bond.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	23.1%
Industrial	16.6
Financial	12.4
Technology	10.9
Communications	10.6
Energy	8.6
Consumer, Cyclical	8.4
Utilities	4.6
Basic Materials	1.7
Short Term Investments	3.5
Total Investments	100.4
Liabilities in excess of other assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

GLOBAL SELECT FUND

Management Team: Christopher A. Herrera, Portfolio Manager; Nelson W. Shing, Portfolio Manager; Todd R. Buechs, Analyst; Gregory Ise, Analyst; Lucrecia Tam, Analyst; Alan Trice, Analyst

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The Global Select Fund seeks to maximize long-term capital appreciation by investing in companies that, in the opinion of the Investment Adviser, represent the “best of the best” globally.

Market Overview: The global stock market registered flat performance between April 1, 2007 and March 31, 2008. While finishing the twelve months close to where it had started, the market was extremely volatile throughout the fiscal year.

During the first half of the period, the MSCI All Country World Index delivered a healthy gain. Stocks advanced on record merger and acquisition activity that was fueled by strong inflows into private equity funds, cash on corporate balance sheets and easy access to credit. Buoyant growth in many economies, especially those in Asia and emerging markets, contributed to the rise in equities.

Stocks weakened in the second half of the period, as a number of concerns dampened investor sentiment. A sharp acceleration in defaults on U.S. residential mortgages set off a chain of events that culminated in a global liquidity crisis. Prices of oil and other commodities hit all-time highs amid rising demand from developing countries, tight supplies and speculation of further price gains. Inflationary pressures kept most central banks from reducing interest rates, although the Federal Reserve cut the funds rate three percentage points. The rate cuts, along with fears of a U.S. recession, sent the dollar to a record low versus the euro and a twelve-year low versus the yen.

Within the major segments of the global equity market, the S&P 500 Index turned in the weakest results, losing 5.08%. The MSCI EAFE Index fell 2.27%, while the MSCI Emerging Markets Index gained an impressive 21.65%.

Performance: The Fund’s Class I shares gained 1.34% during the fiscal year ended March 31, 2008, outperforming the MSCI All Country World Index, which declined 0.68%.

Portfolio Specifics: The Fund’s outperformance was driven by positive stock selection at both the country and sector level. Stock selection was especially strong in the United States, the United Kingdom and the energy, financials and telecommunication services sectors. High oil prices benefited exploration and production companies, as well as their suppliers, and the Fund’s best-performing holdings included U.S.-based Hess, an integrated energy company, and U.K.-based Wellstream, an energy pipeline producer. China Mobile, a provider of wireless communications services, was another top performer. The company’s 2007 net profit rose a better-than-expected 32%, driven by strong subscriber growth and economies of scale that led to margin expansion.

On the negative side, stock selection in Germany, Japan and the information technology sector subtracted the most from relative results. An underweight in materials also was unfavorable, since materials was the best-performing sector in the index on high commodity prices.

Market Outlook: Strength in the euro and yen is starting to have a negative impact on European and Japanese exporters, and the likelihood of a U.S. recession has risen as consumer spending, manufacturing and hiring slow. However, some emerging countries are still experiencing solid economic growth, and central banks outside the United States may begin to lower interest rates in the near term as risks to growth increase. In addition, we believe that the aggressive intervention by the Federal Reserve should ease the liquidity crisis in the United States.

Regardless of how macro developments unfold, we are confident that our bottom-up investment process will identify the “best of the best” globally for the Fund.

Comparison of Change in Value of a $250,000 Investment in Global Select Fund Class I and II Shares with the MSCI All Country World Index.

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
Global Select Fund Class I	1.34%	18.51%	13.31%
MSCI All Country World Index	-0.68%	17.73%	5.52%

GLOBAL SELECT FUND

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
Global Select Fund Class II	1.46%	18.58%	13.35%
MSCI All Country World Index	-0.68%	17.73%	5.52%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I and II shares compared with the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) over the periods indicated. The Fund’s Class I and II shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I and II shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999 and Class II shares on June 30, 2003. The historical performance of Class II shares includes the performance of Class I shares for periods prior to the inception of Class II. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI ACWI is a market capitalization weighted index composed of over 2000 companies. The MSCI ACWI is representative of the market structure of 21 countries in North America, Europe, and the Pacific Rim, excluding closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

GLOBAL SELECT FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Common Stock - 93.3%
Australia - 1.9%
BHP Billiton, Ltd.	23,584	$770,941
Belgium - 0.5%
Fortis	8,634	218,075
Finland - 1.3%
Outotec OYJ##	9,746	520,430
France - 3.8%
Total SA	9,514	709,147
Veolia Environnement	12,162	851,020
		1,560,167
Germany - 7.7%
Commerzbank AG	9,639	302,415
Continental AG	5,730	586,443
Henkel KGaA	16,200	690,002
Linde AG	3,828	542,816
Siemens AG	4,926	535,847
Tognum AG*	24,060	529,546
		3,187,069
Hong Kong - 3.8%
Jardine Matheson Holdings, Ltd.	28,400	896,872
Kowloon Development Co., Ltd.	226,000	426,281
Melco International Development##	181,000	248,377
		1,571,530
Indonesia - 1.8%
Indosat Tbk PT	973,000	750,494
Ireland - 2.4%
Anglo Irish Bank Corp. PLC	30,586	409,530
Icon PLC - ADR*	9,100	590,499
		1,000,029
Israel - 2.4%
Israel Chemicals, Ltd.	70,692	986,824
Italy - 3.5%
Finmeccanica SpA	28,181	961,851
Geox SpA##	14,493	224,826
UniCredit SpA	37,370	251,070
		1,437,747
Japan - 2.5%
Asics Corp.	52,000	598,704
Nitori Co., Ltd.	8,000	453,308
		1,052,012
Republic Of China - 1.9%
AAC Acoustic Technologies
Holdings, Inc.*,##	306,000	246,912
China Mobile, Ltd.	37,500	557,958
		804,870
Spain - 6.6%
Banco Santander SA	46,698	933,821
Tecnicas Reunidas SA*,##	9,718	738,982
Telefonica SA	36,410	1,050,021
		2,722,824
Switzerland - 4.0%
Nestle SA	2,071	1,039,112
Roche Holding AG	3,140	593,363
		1,632,475
United Kingdom - 6.5%
ARM Holdings PLC	154,242	269,769
IG Group Holdings PLC	97,677	635,300
International Power PLC	23,842	188,596
Standard Chartered PLC	23,443	802,331
Wellstream Holdings PLC*	30,814	805,343
		2,701,339
United States - 42.7%
Affiliated Managers Group, Inc.*,##	2,700	244,998
Aflac, Inc.	11,600	753,420
Ansys, Inc.*	15,800	545,416
Apple, Inc.*	5,100	731,850
Corning, Inc.	36,400	875,056
Devon Energy Corp.	8,100	845,073
Energizer Holdings, Inc.*	7,100	642,408
General Dynamics Corp.	6,700	558,579
Genzyme Corp.*	9,100	678,314
Guess ?, Inc.	13,500	546,345
Helmerich & Payne, Inc.	17,300	810,851
Hess Corp.	7,000	617,260
HJ Heinz Co.	16,000	751,520
ITT Corp.	10,400	538,824
Marathon Oil Corp.	14,700	670,320
Merck & Co., Inc.	16,000	607,200
Oracle Corp.*	47,700	933,012
Praxair, Inc.	10,200	859,146
Procter & Gamble Co.	14,000	980,980
Spansion, Inc. Cl. A*	42,500	116,875
Target Corp.	15,100	765,268
The Bank of New York Mellon Corp.	13,700	571,701
The Coca-Cola Co.	13,800	840,006
The Goldman Sachs Group, Inc.	3,700	611,943
Thermo Fisher Scientific, Inc.*	11,800	670,712
XTO Energy, Inc.	13,700	847,482
		17,614,559
Total Common Stock (Cost: $32,604,593)		38,531,385
Equity-Linked Securities - 1.2%
Taiwan - 1.2%
Credit Suisse FB Hon Hai Precision
Industry Co., Ltd. - 11/05/10
(Cost: $410,824)	89,442	512,324

See Accompanying Notes to Financial Statements.

GLOBAL SELECT FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Principal Amount	Value
Short Term Investments - 8.5%
Money Market Funds - 5.4%
Boston Global Investment Trust -
Enhanced Portfolio, 3.017%**	$2,205,728	$2,205,728
Time Deposits - 3.1%
Wachovia Bank London
1.700%, 04/01/08	1,289,886	1,289,886
Total Short Term Investments (Cost: $3,495,614)		3,495,614
Total Investments - 103.0% (Cost: $36,511,031)		42,539,323
Liabilities in Excess of Other Assets - (3.0%)		(1,253,552)
Net Assets - 100.0%		$41,285,771
*	Non-income producing securities.
**	All of the security is purchased with cash collateral proceeds from securities loans.
##	All or a portion of the Fund’s holdings in this security was on loan as of 3/31/08.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	16.4%
Industrial	15.6
Financial	13.4
Energy	12.8
Consumer, Cyclical	9.2
Communications	7.8
Basic Materials	7.7
Technology	6.3
Diversified	2.8
Utilities	2.5
Short Term Investments	8.5
Total Investments	103.0
Liabilities in excess of other assets	(3.0)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

Management Team: Horacio A. Valeiras, CFA, Portfolio Manager and Chief Investment Officer; Pedro V. Marcal, Portfolio Manager; Yuka Marosek, Analyst

Goal: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies with above average earnings growth and positioned in strong growth areas.

Market Overview: Equity markets in developed non-U.S. countries posted losses during the fiscal year ended March 31, 2008. Weakness in the U.S. dollar versus a basket of currencies substantially cushioned the decline for U.S.-based investors.

The MSCI EAFE Index started the period with gains, driven by positive economic trends in Europe, evidence the U.S. economy was improving after a weak start to 2007 and a brisk pace of mergers and acquisitions. During the first half of 2007, the combined value of deal activity in Europe surpassed U.S. totals for the first time in four years.

Equities retreated later in the period, as the worst global liquidity crunch in a decade began to unfold. The crisis was triggered by huge losses on securities linked to U.S. mortgages and culminated in runs on a U.K. bank and a U.S. securities firm. To try to unfreeze the credit markets, central bankers worldwide pumped extra liquidity into the financial system. The European Central Bank announced that it would offer six-month loans to financial institutions for the first time but kept interest rates on hold after a June increase. The Bank of England, which also had been hiking earlier in the year, cut rates 0.50% between December and March. Japan’s central bank held rates steady throughout the period.

Returns in most EAFE markets were negative in local currencies. Europe outperformed the Pacific region due to weakness in Japan, where there was political uncertainty and signs of slowing growth. Broadly speaking, growth stocks delivered modest gains and outpaced value stocks, which declined.

Performance: During the twelve months ended March 31, 2008, the Fund’s Class I shares gained 11.37% and outperformed the MSCI EAFE Index, which lost 2.27%.

Portfolio Specifics: The Fund’s outperformance was driven by stock selection, which was positive in the majority of countries and sectors. Stock selection was especially strong in Australia and among industrials and materials companies. Overall, the Fund’s sector exposures, which are a byproduct of our bottom-up investment decisions, also were a source of value added. For example, an underweight in financials was a plus, since financials was the worst-performing sector in the benchmark given the liquidity challenges in the market. Areas of relative weakness included stock selection in Germany and Singapore and an underweight in energy, one of the index’s stronger sectors on record oil prices.

At the individual stock level, some of our best-performing holdings were Australia-based CSL Limited, a biotechnology firm; Japan Steel Works, a manufacturer of industrial machinery; and Australia-based Incitec Pivot, a fertilizer producer.

Market Outlook: Developed non-U.S. economies are feeling the effects of the U.S. slowdown, and recent readings on consumer confidence in Europe and Japan suggest a softening in domestic demand. That said, a number of positive factors may lend support to equity prices, including:

•	Potential for many central banks to cut interest rates to boost growth, despite stubborn inflation
•	Attractive equity valuations, particularly in Japan, amid poor stock market performance and a lack of earnings acceleration
•	Robust labor markets, which should help mitigate flagging consumer confidence

In the changing environment, we are confident that our bottom-up investment process will continue to lead us to companies with outstanding growth potential for the Fund.

Comparison of Change in Value of a $250,000 Investment in International Growth Fund Class I and II Shares with the MSCI EAFE Index.

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
International Growth Fund Class I	11.37%	22.54%	7.36%
MSCI EAFE Index	-2.27%	21.90%	6.56%

INTERNATIONAL GROWTH FUND

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
International Growth Fund Class II	11.82%	22.77%	7.45%
MSCI EAFE Index	-2.27%	21.90%	6.56%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I and II shares compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”) over the periods indicated. The Fund’s Class I and II shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I and II shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999 and Class II shares on January 23, 2006. The historical performance of Class II shares includes the performance of Class I shares for periods prior to the inception of Class II shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EAFE Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Common Stock - 94.3%
Australia - 5.3%
AMP, Ltd.	23,896	$171,236
CSL, Ltd.	16,468	554,861
Incitec Pivot, Ltd.##	2,575	331,786
Rio Tinto, Ltd.	1,705	190,660
		1,248,543
Belgium - 1.2%
InBev NV	3,337	294,733
Brazil - 1.8%
Bolsa de Mercadorias e Futuros - BM&F	8,700	79,611
Cia Vale do Rio Doce - ADR##	7,700	266,728
Unibanco - Uniao de
Bancos Brasileiros SA - GDR	700	81,648
		427,987
Canada - 2.2%
Potash Corp. of Saskatchewan	700	108,647
Rogers Communications, Inc. Cl. B	5,500	197,905
Teck Cominco, Ltd. Cl. B	5,300	217,413
		523,965
Denmark - 2.3%
FLSmidth & Co. AS Cl. B	3,950	392,377
Novo Nordisk AS Cl. B	2,150	147,559
		539,936
Egypt - 0.5%
Orascom Construction Industries - GDR	790	117,824
Finland - 2.7%
Nokia OYJ	7,258	230,473
Outotec OYJ##	5,369	286,701
Wartsila OYJ	1,628	110,280
		627,454
France - 8.9%
Alstom	1,639	356,631
BNP Paribas	1,348	136,467
Cie Generale de Geophysique-Veritas*	926	231,363
Electricite de France	2,110	184,255
Gaz de France SA	4,112	249,159
Suez SA	3,586	236,209
Total SA	3,135	233,674
Veolia Environnement	6,820	477,221
		2,104,979
Germany - 9.6%
Deutsche Telekom AG	8,085	135,157
E.ON AG	2,741	509,290
Rhoen Klinikum AG	4,014	119,384
RWE AG	2,118	261,304
SAP AG	4,329	215,938
Siemens AG	1,438	156,425
Solarworld AG	3,920	187,399
Stada Arzneimittel AG	4,081	297,526
Tognum AG*	5,194	114,317
United Internet AG	11,897	256,944
		2,253,684
Greece - 1.7%
National Bank of Greece SA	3,642	192,865
Piraeus Bank SA	6,550	202,179
		395,044
Hong Kong - 2.3%
CLP Holdings, Ltd.	35,000	288,037
HongKong Electric Holdings	27,500	173,667
Kerry Properties, Ltd.	15,063	90,964
		552,668
Ireland - 1.0%
Anglo Irish Bank Corp. PLC	9,512	127,360
Icon PLC - ADR*	1,800	116,802
		244,162
Israel - 1.0%
Teva Pharmaceutical Industries, Ltd. - ADR	5,100	235,569
Italy - 2.6%
Saipem SpA	8,268	335,911
UniCredit SpA	42,130	283,050
		618,961
Japan - 19.9%
Chugai Pharmaceutical Co., Ltd.	19,800	224,188
East Japan Railway Co.	49	408,108
Honda Motor Co., Ltd.	4,800	137,198
Japan Tobacco, Inc.	104	521,384
KDDI Corp.	42	256,975
Kirin Holdings Co., Ltd.	10,000	189,381
Mitsubishi Corp.	9,600	290,310
Mitsubishi Electric Corp.	14,300	123,842
Mitsubishi Estate Co., Ltd.	3,300	80,233
Mitsubishi UFJ Financial Group, Inc.	20,300	175,396
Nintendo Co., Ltd.	900	464,761
Nitori Co., Ltd.	2,400	135,992
Nomura Holdings, Inc.	15,000	224,544
Secom Co., Ltd.	5,900	286,894
Sumitomo Heavy Industries, Ltd.	13,000	84,111
The Japan Steel Works, Ltd.	25,000	426,734
Toyo Tanso Co., Ltd.	4,100	384,317
Toyota Motor Corp.	3,100	154,790
Unicharm Corp.	1,600	117,185
		4,686,343
Mexico - 0.4%
America Movil SAB de CV - ADR##	1,300	82,797
Netherlands - 2.3%
Koninklijke BAM Groep NV	8,167	193,209
Royal KPN NV	10,266	174,057
SBM Offshore NV	5,697	184,425
		551,691
Peru - 0.3%
CrediCorp., Ltd.	1,000	71,740
Republic Of China - 0.3%
China Communications Construction
Co., Ltd.	34,000	75,402
Russian Federation - 1.2%
Evraz Group SA - GDR	3,172	273,744
Singapore - 2.4%
City Developments, Ltd.	29,600	236,688
DBS Group Holdings, Ltd.	25,100	327,831
		564,519

See Accompanying Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Spain - 3.0%
Banco Santander SA	19,502	$389,982
Iberdrola SA	7,773	120,950
Telefonica SA	6,809	196,363
		707,295
Switzerland - 6.0%
Julius Baer Holding AG	2,805	207,599
Nestle SA	1,116	559,946
Roche Holding AG	1,582	298,949
Swatch Group AG	3,754	193,574
Syngenta AG	545	160,351
		1,420,419
United Kingdom - 15.4%
Barclays PLC	14,577	131,242
BP PLC	19,829	201,780
British American Tobacco PLC	15,026	564,732
BT Group PLC	36,462	157,437
Burberry Group PLC	14,262	127,697
Diageo PLC	14,631	295,444
HSBC Holdings PLC	15,200	247,642
Imperial Tobacco Group PLC	6,342	292,178
International Power PLC	35,939	284,286
Reckitt Benckiser Group PLC	4,039	224,048
Royal Dutch Shell PLC	5,666	195,607
Southern Cross Healthcare, Ltd.	23,453	174,798
SSL International PLC	15,615	140,743
Unilever PLC	10,190	344,092
Vodafone Group PLC	84,988	254,891
		3,636,617
Total Common Stock (Cost: $20,614,197)		22,256,076
Preferred Stock - 3.7%
Brazil - 1.0%
Usinas Siderurgicas de Minas Gerais SA	4,200	236,363
Germany - 2.7%
Fresenius SE	4,594	383,990
Henkel KGaA	5,794	268,816
		652,806
Total Preferred Stock (Cost: $829,188)		889,169

	Principal Amount	Value
Short Term Investments - 4.4%
Money Market Funds - 2.9%
Boston Global Investment Trust -
Enhanced Portfolio, 3.017%**	$690,354	$690,354
Time Deposits - 1.5%
Wachovia Bank London
1.700%, 04/01/08	347,968	347,968
Total Short Term Investments (Cost: $1,038,322)		1,038,322
Total Investments - 102.4% (Cost: $22,481,707)		24,183,567
Liabilities in Excess of Other Assets - (2.4%)		(574,117)
Net Assets - 100.0%		$23,609,450
*	Non-income producing securities.
**	All of the security is purchased with cash collateral proceeds from securities loans.
##	All or a portion of the Fund’s holdings in this security was on loan as of 3/31/08.
ADR - American Depository Receipt
GDR - Global Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	28.2%
Financial	15.2
Industrial	13.7
Utilities	11.8
Communications	7.6
Basic Materials	7.6
Energy	6.6
Consumer, Cyclical	6.4
Technology	0.9
Short Term Investments	4.4
Total Investments	102.4
Liabilities in excess of other assets	(2.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

Management Team: Christopher A. Herrera, Portfolio Manager; Nelson W. Shing, Portfolio Manager; Todd R. Buechs, Analyst; Gregory Ise, Analyst; Lucrecia Tam, Analyst; Alan Trice, Analyst

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The International Growth Opportunities Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the bottom 20% of publicly traded companies as measured by the market capitalization in the Citigroup World BMI xUS.

Market Overview: The Citigroup World EMI xUS, a barometer of international small-cap stocks, posted a loss during the fiscal year ended March 31, 2008. Broad-based depreciation of the U.S. dollar substantially improved performance for U.S.-based investors. Key themes characterizing the volatile market environment were:

•	Gains in small-cap equities in the spring, driven by strong economic data out of Europe and a robust pace of mergers and buyouts
•	Progressively weak stock price performance, as deterioration in the U.S. housing market sparked turmoil in the credit markets and clouded the outlook for the global economy
•	Escalating commodity prices and a sharp decline in the U.S. dollar due to concerns about the U.S. economy and six interest rate cuts from the Federal Reserve totaling 3%

Returns in the majority of countries within the Citigroup World EMI xUS were negative in local currencies. Japan was one of the weakest markets due to political turmoil and signs the country’s four-year recovery was losing steam. On the other hand, small-cap stocks in South Korea posted sharp gains, supported by the election of a pro-reform president.

Performance: The Fund’s Class I shares gained 2.74% between April 1, 2007 and March 31, 2008. This compared favorably to the 6.57% decline in the Citigroup World EMI xUS Growth, the Fund’s primary benchmark, and the 6.39% loss in the Citigroup World EMI xUS.

Portfolio Specifics: Consistent with our bottom-up investment approach, the Fund’s outperformance of the indexes was driven by stock selection. Stock selection was positive in most countries and sectors and particularly strong in Australia, China and among industrials, consumer discretionary and materials companies. Two of the Fund’s best-performing holdings were China Hongxing Sports, a manufacturer of athletic apparel, and Japan Steel Works, a producer of industrial machinery. China Hongxing Sports was recognized for its consistently strong sales growth and improving margins. Japan Steel Works benefited from steady demand for energy-related products, such as rotor shafts for thermal power plants in China.

Areas of relative weakness included stock selection in Italy, Germany and the financials sector. An underweight in utilities also detracted, as investors gravitated toward this defensive sector in the volatile market conditions.

Market Outlook: Strength in the euro and yen is starting to have a negative impact on European and Japanese exporters, and the likelihood of a U.S. recession has risen as consumer spending, manufacturing and hiring slow. However, some emerging countries are still experiencing solid economic growth, and central banks outside the United States may begin to lower interest rates in the near term as risks to growth increase. In addition, we believe that the aggressive intervention by the Federal Reserve should ease the liquidity crisis in the United States.

Regardless of the direction the broad market takes, we believe that our in-depth, company-specific research will identify exciting growth opportunities for the Fund.

Comparison of Change in Value of a $250,000 Investment in International Growth Opportunities Fund Class I, II, and III Shares with the Citigroup World EMI xUS Growth Index and the Citigroup World EMI xUS Index.

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
International Growth Opportunities
Fund Class I	2.74%	28.65%	16.23%
Citigroup World EMI xUS Growth Index	-6.57%	25.29%	7.62%
Citigroup World EMI xUS Index	-6.39%	26.77%	9.97%

INTERNATIONAL GROWTH OPPORTUNITIES FUND

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
International Growth Opportunities
Fund Class II	2.90%	28.86%	16.32%
Citigroup World EMI xUS Growth Index	-6.57%	25.29%	7.62%
Citigroup World EMI xUS Index	-6.39%	26.77%	9.97%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I through III shares compared with the Citigroup World EMI xUS Growth Index and Citigroup World EMI xUS Index for the periods indicated. The Fund’s Class I through III shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I through III shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999, Class II shares commenced operations on June 5, 2003 and Class III shares on September 30, 2005. The historical performance of Class II and III shares includes the performance of Class I shares for periods prior to the inception of the relevant class. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Citigroup World EMI xUS Index ("EMI") is a world market capitalization weighted index measuring capital appreciation excluding the U.S. The EMI index is comprised of companies in the bottom 20% of any given country’s available market capitalization. Major corporate events such as extraordinary dividends, spin-offs, scrip issues in other securities, and shares repurchased via tender offers are accounted for in the calculation. The Citigroup World EMI xUS Growth Index covers only those companies in each country that exhibit growth characteristics relative to other companies in the same country according to a multivariable formula. The Indexes are unmanaged and do not include non-extraordinary dividends. The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses, and include reinvested dividends. One can not invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Common Stock - 96.4%
Australia - 3.9%
Incitec Pivot, Ltd.	11,351	$1,462,562
Murchison Metals, Ltd.*,##	277,597	990,811
Nufarm, Ltd.	97,928	1,531,312
Western Areas NL*	138,302	744,869
		4,729,554
Belgium - 4.6%
EVS Broadcast Equipment SA	27,607	2,976,825
Umicore	49,205	2,569,818
		5,546,643
Canada - 2.0%
Canadian Western Bank	52,200	1,310,533
Inmet Mining Corp.	15,700	1,147,605
		2,458,138
Finland - 1.8%
Outotec OYJ##	41,477	2,214,844
France - 7.2%
Cie Generale de Geophysique-Veritas*,##	7,869	1,966,084
Neopost SA*	19,380	2,183,073
Nexans SA	19,906	2,356,191
Sechilienne-Sidec	28,945	2,245,082
		8,750,430
Germany - 11.7%
Bauer AG	24,114	1,591,440
Comdirect Bank AG	169,097	2,156,938
IVG Immobilien AG	60,885	1,709,543
Roth & Rau AG*	4,705	983,653
SGL Carbon AG**	48,411	3,068,386
Stada Arzneimittel AG##	43,382	3,162,771
Tognum AG*	73,319	1,613,707
		14,286,438
Greece - 1.3%
JUMBO SA	53,126	1,599,435
Hong Kong - 3.3%
Kowloon Development Co., Ltd.	710,800	1,340,710
Melco International Development##	1,369,500	1,879,294
Tian An China Investment	979,360	861,974
		4,081,978
Indonesia - 0.9%
Bakrie Sumatera Plantations Tbk PT	5,667,900	1,096,020
Ireland - 4.2%
Iaws Group PLC	68,460	1,615,242
Paddy Power PLC	95,148	3,469,143
		5,084,385
Italy - 6.1%
ACEA SpA	117,588	2,310,418
Azimut Holding SpA	169,095	1,760,362
Brembo SpA	123,102	1,786,761
Geox SpA##	97,961	1,519,644
		7,377,185
Japan - 11.2%
Asics Corp.	164,600	1,895,128
Nitori Co., Ltd.	25,000	1,416,587
Parco Co., Ltd.	79,200	1,128,303
The Japan Steel Works, Ltd.##	160,300	2,736,221
Tokyu Land Corp.	141,400	887,879
Torishima Pump Manufacturing Co., Ltd.##	134,000	2,246,908
Towa Pharmaceutical Co., Ltd.##	34,900	1,483,167
Unicharm Petcare Corp.	58,100	1,827,026
		13,621,219
Mexico - 1.0%
Banco Compartamos SA de CV*	264,100	1,169,888
Netherlands - 4.4%
Koninklijke BAM Groep NV	75,219	1,779,481
SBM Offshore NV	55,425	1,794,238
Unit 4 Agresso NV*	61,898	1,746,813
		5,320,532
Norway - 3.1%
Pronova BioPharma AS*	566,500	1,543,961
Songa Offshore ASA*	164,576	2,202,227
		3,746,188
Republic Of China - 4.0%
AAC Acoustic Technologies
Holdings, Inc.*,##	1,486,000	1,199,057
China Green Holdings, Ltd.	2,154,000	2,382,924
Peace Mark Holdings, Ltd.	1,374,000	1,239,325
		4,821,306
Singapore - 5.2%
Ausgroup, Ltd.	3,260,000	2,199,906
StarHub, Ltd.	1,154,500	2,546,660
UOL Group, Ltd.	564,200	1,580,243
		6,326,809
South Korea - 0.6%
Osstem Implant Co., Ltd.*	27,320	685,517
Spain - 3.3%
Grifols SA	151,034	3,989,480
Sweden - 0.6%
Rezidor Hotel Group AB##	135,800	794,654
United Arab Emirates - 1.9%
Lamprell PLC	286,039	2,274,010
United Kingdom - 14.1%
ARM Holdings PLC	232,609	406,833
Babcock International Group	244,810	2,780,690
De La Rue PLC	146,219	2,576,260
Henderson Group PLC	356,233	748,724
IG Group Holdings PLC	333,948	2,172,029
RPS Group PLC	272,831	1,748,762
Southern Cross Healthcare, Ltd.	223,831	1,668,240
SSL International PLC	214,459	1,932,986
Wellstream Holdings PLC*	117,020	3,058,391
		17,092,915
Total Common Stock (Cost: $101,821,400)		117,067,568

See Accompanying Notes to Financial Statements.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Preferred Stock - 0.8%
Brazil - 0.9%
Banco do Estado do Rio Grande
do Sul Cl. B (Cost: $1,249,019)	195,700	$1,029,705

	Principal Amount
Short Term Investments - 17.7%
Money Market Funds - 13.8%
Boston Global Investment Trust -
Enhanced Portfolio, 3.017%**	$16,717,327	16,717,327
Time Deposits - 3.9%
Wachovia Bank London
1.700%, 04/01/08	4,773,281	4,773,281
Total Short Term Investments (Cost: $21,490,608)		21,490,608
Total Investments - 114.9% (Cost: $124,561,027)		139,587,881
Liabilities in Excess of Other Assets - (14.9%)		(18,135,473)
Net Assets - 100.0%		$121,452,408
*	Non-income producing securities.
**	All of the security is purchased with cash collateral proceeds from securities loans.
##	All or a portion of the Fund’s holdings in this security was on loan as of 3/31/08.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	23.4%
Industrial	20.9
Consumer, Cyclical	13.0
Financial	10.2
Basic Materials	9.5
Energy	9.3
Communications	3.9
Technology	3.6
Utilities	1.9
Diversified	1.5
Short Term Investments	17.7
Total Investments	114.9
Liabilities in excess of other assets	(14.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

EMERGING MARKETS FUND

Management Team: Kunal Ghosh, Portfolio Manager; Steven Tael, Ph.D., CFA, Portfolio Manager; Sherry Zhang, Analyst

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The Emerging Markets Fund seeks to maximize long-term capital appreciation primarily through investments in countries with emerging securities markets. These markets have yet to reach a level of maturity associated with the developed foreign stock markets and are, in the opinion of the Investment Adviser, less sophisticated than more developed markets in terms of par ticipation, analyst coverage, liquidity and regulation.

Market Overview: Emerging market equities posted significant gains during the twelve months ended March 31, 2008, supported by strong growth in many developing economies and buoyant commodity prices. Returns in most markets were positive in local currencies, and depreciation in the U.S. dollar boosted results for U.S.-based investors. Some of the top-performing countries were:

•	Brazil, whose stock market is weighted toward commodity-oriented companies, such as producers of oil, metals and food products
•	China, where GDP grew 11.9% in 2007 despite six interest rate hikes from the central bank aimed at controlling inflation
•	Indonesia, which benefited from high coal and cocoa prices that spurred the fastest pace of private consumption in nearly four years

After many national benchmarks hit record highs in the final months of 2007, emerging market equities gave back some of their gains in the first quarter of 2008. The weakness was caused by a deepening in the U.S.-induced credit crisis that ignited a global sell-off in equities. Stocks rallied near the end of the period, however, lifted by optimism that monetary easing from the Federal Reserve would ease the credit market turmoil.

Performance: From April 1, 2007 to March 31, 2008, the Fund’s Class I shares gained 21.19% and the MSCI Emerging Markets Index rose 21.65%.

Portfolio Specifics: The Fund kept pace in the rapidly rising market, performing in line with the benchmark. Major areas of relative strength included stock selection in South Korea, Russia and the materials and consumer discretionary sectors. Top-performing holdings included South Korea-based STX Pan Ocean, a global shipping company that benefited from a strong freight environment; South Korea-based LG Electronics, a consumer electronics manufacturer with expanding margins in its handset business; and Russia-based Mechel, a steel and mining company that was recognized for the value of its growing mining franchise.

An overweight in industrials was another plus, as industrials was one of the better-performing sectors in the index amid an unprecedented global economic expansion in 2007. Areas of relative weakness included stock selection in China, India and the financials sector. An underweight in India also was unfavorable, as India outperformed against a backdrop of robust economic growth.

As the result of our risk-controlled approach to portfolio construction, the Fund’s holdings were broadly diversified throughout the period. On March 31, the largest overweights versus the index were in South Korea (+2.4%) and the materials sector (+5.2%). The largest underweights were in China (-3.4%) and industrials (-3.6%).

Market Outlook: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the MSCI Emerging Markets Index in both up and down markets.

Through consistent application of our systematic, model-driven process, we believe that the Fund will continue to deliver strong performance.

Comparison of Change in Value of a $250,000 Investment in Emerging Markets Fund Class I and II Shares with the MSCI EM Index.

Annualized Total Returns As of 3/31/08
	1 Year	Since Inception
Emerging Markets Fund Class I	21.19%	31.56%
MSCI EM Index	21.65%	26.92%

EMERGING MARKETS FUND

Annualized Total Returns As of 3/31/08
	1 Year	Since Inception
Emerging Markets Fund Class II	21.18%	31.57%
MSCI EM Index	21.65%	26.92%

The graphs above show the value of a hypothetical $250,000 investment in the Fund's Class I and II shares compared with the Morgan Stanley Capital International Emerging Markets Index ("MSCI EM") over the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EM Index is a market capitalization weighted index composed of over 800 companies representative of the market structure of emerging countries in Europe, Latin America, Africa,  Middle East and Asia. The MSCI EM Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Common Stock - 83.0%
Argentina - 0.2%
Telecom Argentina SA - ADR*	1,600	$33,888
Brazil - 10.0%
Banco Bradesco SA - ADR	4,700	130,472
Banco Itau Holding Financeira SA - ADR##	4,700	106,972
Brasil Telecom Participacoes SA - ADR	1,800	117,828
Cia de Saneamento Basico
do Estado de Sao Paulo - ADR	3,000	132,990
Cia Vale do Rio Doce - ADR	7,800	227,370
Petroleo Brasileiro SA - ADR	2,200	186,318
Petroleo Brasileiro SA - ADR	3,900	398,229
Tele Norte Leste Participacoes SA - ADR	4,600	122,084
Telemig Celular Participacoes SA - ADR	600	33,996
Unibanco - Uniao de Bancos
Brasileiros SA	18,100	212,625
Vivo Participacoes SA - ADR*,##	7,300	43,508
		1,712,392
Chile - 0.3%
Enersis SA - ADR	2,500	44,200
Colombia - 0.2%
BanColombia SA	5,132	41,351
Czech Republic - 0.8%
Unipetrol*	8,500	138,910
Egypt - 1.3%
Commercial International Bank*	3,478	58,653
Egyptian Financial Group-Hermes Holding	4,876	50,136
Orascom Construction Industries	1,070	80,521
Telecom Egypt	9,012	33,248
		222,558
India - 2.6%
ICICI Bank, Ltd. - ADR	2,000	76,380
iShares MSCI India*	30,400	219,792
Reliance Industries, Ltd. - GDR 144A#,*	1,313	150,995
		447,167
Indonesia - 2.2%
Bumi Resources Tbk PT	109,000	73,417
Energi Mega Persada Tbk PT*	720,000	88,387
PT Astra International Tbk	67,000	176,507
Timah Tbk PT	13,000	40,885
		379,196
Israel - 3.3%
Bezeq Israeli Telecommunication
Corp., Ltd.	40,684	76,031
Israel Discount Bank, Ltd. Cl. A*	13,623	32,981
Mizrahi Tefahot Bank, Ltd.	4,119	32,167
Oil Refineries, Ltd.	97,267	86,480
Teva Pharmaceutical Industries, Ltd. - ADR	7,400	341,806
		569,465
Malaysia - 1.9%
Berjaya Corp. Berhad	107,400	37,943
Bumiputra-Commerce Holdings Berhad	11,700	36,397
IOI Corp. Berhad	34,900	77,471
PPB Group Berhad	54,100	172,525
		324,336
Mexico - 2.3%
Alfa SAB de CV Cl. A	14,200	94,786
Grupo Mexico SAB de CV Cl. B	45,300	300,044
		394,830
Poland - 0.9%
Polski Koncern Naftowy Orlen*	8,240	146,868
Republic of China - 10.7%
Bank of Communications Co., Ltd.	61,000	71,088
Chaoda Modern Agriculture	68,000	77,761
China Coal Energy Co.	16,000	27,877
China Construction Bank Corp.	44,000	32,620
China COSCO Holdings Co., Ltd.	30,500	74,067
China Life Insurance Co., Ltd.	31,000	106,548
China Mobile, Ltd.	30,000	446,366
China Petroleum & Chemical Corp.	150,000	128,166
China Shenhua Energy Co., Ltd.	30,000	119,686
China Telecom Corp., Ltd.	102,000	64,087
China Unicom, Ltd.	48,000	101,022
Chongqing Iron & Steel Co., Ltd.	78,000	26,959
Citic Pacific, Ltd.	8,000	33,407
CNOOC, Ltd.	103,000	151,929
Cnpc Hong Kong, Ltd.	290,000	133,023
Industrial & Commercial Bank of China	165,300	115,115
Lenovo Group, Ltd.	130,000	83,517
Shougang Concord International
Enterprises Co., Ltd.	176,000	41,383
		1,834,621
Russian Federation - 9.2%
Evraz Group SA - GDR	3,996	344,855
Gazprom OAO - ADR	822	41,922
LUKOIL - ADR	300	25,500
Mechel - ADR	4,300	489,297
MMC Norilsk Nickel - ADR	7,510	208,403
Mobile Telesystems OJSC - ADR	2,200	166,870
Novolipetsk Steel OJSC - GDR	1,900	81,605
Vimpel-Communications - ADR	7,000	209,230
		1,567,682
South Africa - 5.4%
Aveng, Ltd.	17,049	121,681
Barloworld, Ltd.	2,381	31,587
Impala Platinum Holdings, Ltd.	1,495	57,581
Remgro, Ltd.	6,486	156,378
Sanlam, Ltd.	52,013	122,248
Sasol, Ltd.	4,814	230,182
Standard Bank Group, Ltd.	18,992	206,127
		925,784
South Korea - 16.4%
Dongkuk Steel Mill Co., Ltd.	1,860	72,777
Hyosung Corp.	660	44,584
Hyundai Marine & Fire Insurance Co., Ltd.*.	6,350	134,008
Hyundai Motor Co.	4,747	378,188
Korea Gas Corp.	1,727	128,171
LG Chem, Ltd.	1,943	145,183
LG Corp.	1,640	123,702
LG Display Co., Ltd.	6,480	290,843
LG Electronics, Inc.	5,430	696,330
Namhae Chemical	6,790	177,232
POSCO	325	156,207
Samsung Electronics Co., Ltd.	474	298,179
Shinhan Financial Group Co., Ltd.	1,500	79,214
SK Holdings Co., Ltd.	633	90,762
		2,815,380

See Accompanying Notes to Financial Statements.

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Taiwan - 10.5%
Advanced Semiconductor
Engineering, Inc. - ADR	1	$5
Asustek Computer, Inc. - GDR	0.4	6
AU Optronics Corp.	252,000	437,150
Chi Mei Optoelectronics Corp.	219,000	288,352
China Development Financial
Holding Corp.	145,000	66,821
Chunghwa Telecom Co., Ltd. - ADR	1,781	46,342
Far Eastern Department Stores Co., Ltd.*	32,000	53,088
First Steamship Co., Ltd.*	47,000	119,281
HannStar Display Corp.*	275,372	118,744
KGI Securities Co., Ltd.	367,000	274,832
Nan Ya Plastics Corp.*	71,000	176,451
U-Ming Marine Transport Corp.*	20,000	60,370
USI Corp.*	58,000	38,661
WPG Holdings Co., Ltd.	90,000	125,315
		1,805,418
Thailand - 2.1%
Bangkok Bank PCL	24,300	104,192
PTT PCL	25,100	251,917
		356,109
Turkey - 2.7%
Aygaz AS	9,270	31,224
Bagfas Bandirma Gubre Fabrik	395	34,888
Eczacibasi Ilac Sanayi*	9,545	25,863
Gubre Fabrikalari TAS	2,043	38,612
Tupras Turkiye Petrol Rafine	7,149	157,856
Turk Hava Yollari*	14,163	66,257
Turkiye Garanti Bankasi AS	24,093	108,202
		462,902
Total Common Stock (Cost: $13,833,131)		14,223,057
Equity-Linked Securities - 4.9%
India - 4.5%
Merrill Lynch Axis Bank, Ltd. - 04/21/10	1,471	28,640
Merrill Lynch Bank of India - 05/02/11	6,952	43,825
Merrill Lynch Indiabulls
Financial Services, Ltd. - 01/08/13	10,913	66,646
Merrill Lynch Indiabulls
Financial Services, Ltd. - 09/24/09	2,575	26,584
Merrill Lynch Kotak
Mahindra Bank, Ltd. - 04/20/12	4,190	65,645
Merrill Lynch Sesa GOA, Ltd. - 01/21/10	656	51,184
Merrill Lynch Tata Steel, Ltd. - 10/18/11	1,850	31,963
UBS AG Gujarat
NRE Coke, Ltd. - 12/11/10	12,083	41,952
UBS AG London DLF, Ltd. - 06/22/10	5,250	84,536
UBS AG London Hindalco
Industries, Ltd. - 11/12/10	11,513	47,272
UBS Industrial Development - 02/15/11	31,721	70,421
UBS Reliance Capital, Ltd. - 02/15/10	7,145	218,966
		777,634
United Arab Emirates - 0.4%
Merrill Lynch Aldar Properties
PJSC - 01/12/10	23,355	65,511
Total Equity-Linked Securities (Cost: $1,122,388)		843,145
Preferred Stock - 4.8%
Brazil - 4.8%
Braskem S.A. Cl. A	17,200	146,571
Eletropaulo Metropolitana S.A. Cl. B	2,660,000	209,940
Metalurgica Gerdau SA	3,900	163,048
Usinas Siderurgicas de Minas Gerais SA	5,400	303,895
		823,454
Total Preferred Stock (Cost: $631,387)		823,454

	Principal Amount
Short Term Investments - 2.9%
Money Market Funds - 0.9%
Boston Global Investment Trust -
Enhanced Portfolio, 3.017%**	$150,800	150,800
Time Deposits - 2.0%
Wells Fargo Bank - Grand Cayman
1.700%, 04/01/08	353,711	353,711
Total Short Term Investments (Cost: $504,511)		504,511
Total Investments - 95.6% (Cost: $16,091,417)		16,394,167
Other Assets in Excess of Liabilities - 4.4%		752,962
Net Assets - 100.0%		$17,147,129
*	Non-income producing securities.
**	All of the security is purchased with cash collateral proceeds from securities loans.
#	144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at March 31, 2008 was $150,995 or 0.09% of net assets.
##	All or a portion of the Fund’s holdings in this security was on loan as of 3/31/08.
ADR - American Depository Receipt
GDR - Global Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Basic Materials	18.1%
Financial	16.3
Energy	15.6
Industrial	14.8
Communications	8.7
Consumer, Non-cyclical	5.5
Consumer, Cyclical	4.4
Utilities	3.0
Diversified	2.8
Technology	2.2
Funds	1.3
Short Term Investments	2.9
Total Investments	95.6
Other assets in excess of liabilities	4.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

INTERNATIONAL SYSTEMATIC FUND

Management Team: Kunal Ghosh, Portfolio Manager; Steven Tael, Ph.D., CFA, Portfolio Manager; Sherry Zhang, Analyst

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The International Systematic Fund seeks to maximize long-term capital appreciation through investments primarily in companies located in the developed countries represented in the MSCI EAFE Index. The Investment Adviser identifies investment opportunities using a quantitative model that integrates stock, sector, country and currency selection decisions.

Market Overview: Developed non-U.S. stock markets declined in local currencies from April 1, 2007 through March 31, 2008. While broad-based weakness in the U.S. dollar led to a substantial performance enhancement for U.S.-based investors, the MSCI EAFE Index still fell in dollar terms.

The period began on a strong note, with the index completing a ninth consecutive quarter of gains in September — the longest unbroken stretch of positive returns in more than twenty years. Equities rose on brisk merger activity, favorable economic trends in Europe and signs that the U.S. economy might be picking up after a slow start to 2007.

However, declines in the second half of the period left the MSCI EAFE Index in negative territory for the full fiscal year. Stocks sold off in response to turmoil in the global credit markets, fears of a housing-induced U.S. recession and rising inflationary pressures. In addition, the drop in the value of the U.S. dollar clouded the earnings outlook for European and Japanese companies doing business with the United States. For example, a major Japanese auto maker reported that the decline in the U.S. currency erased nearly $200 million from its fourth quarter 2007 operating profit.

Most EAFE markets fell in local currencies. Hong Kong was one of the few bright spots, rising on signs that China would soon open up the Hong Kong market to mainland Chinese investors.

Performance: The Fund’s Class I shares posted a 9.87% loss during the fiscal year ended March 31, 2008, and the MSCI EAFE Index declined 2.27%.

Portfolio Specifics: The primary reason the Fund lagged the index was stock selection, which was particularly weak in the United Kingdom, Hong Kong and the financials and materials sectors. The portfolio’s worst-performing holdings included two U.K. banks that fell sharply due to uncertainty about their U.S. subprime exposure and the ensuing credit crisis in the second half of 2007.

Stock selection in Norway, France and the information technology sector had a major positive effect on relative results. Top-performing holdings included France Telecom, a telecommunication services provider that saw good performance in its wireless business, and Nintendo, a Japanese video game company that benefited from strong sales of its Wii and DS game consoles. An underweight in financials was another key source of value added, as financials was the worst-performing sector in the index due to credit-related writedowns.

The Fund remained broadly diversified across countries and sectors throughout the period. Based on our model’s bottom-up stock selection recommendations, on March 31, the Fund’s largest overweights versus the MSCI EAFE Index were in the United Kingdom (+4.6%) and the telecommunication services sector (+3.0%). The largest underweights were in Japan (-4.8%) and financials (-9.1%).

Market Outlook: The Fund’s investment process evaluates opportunities on a relative basis and is required to remain fully invested. The Fund’s investment process neither utilizes, nor results in, a forecast or outlook on the overall market. Rather, the Fund expects to outperform the MSCI EAFE Index in both up and down markets.

We are confident that the Fund’s proprietary stock-selection model, in conjunction with its risk-controlled approach to portfolio construction, will add value above the index over time.

Comparison of Change in Value of a $250,000 Investment in International Systematic Fund Class I, II and III Shares with the MSCI EAFE Index.

Annualized Total Returns	As of 3/31/08
	1 Year	Since Inception
International Systematic Fund Class I	-9.87%	15.70%
MSCI EAFE Index	-2.27%	15.66%

INTERNATIONAL SYSTEMATIC FUND

Annualized Total Returns As of 3/31/08
	1 Year	Since Inception
International Systematic Fund
Class II	-9.68%	15.76%
MSCI EAFE Index	-2.27%	15.66%

Annualized Total Returns As of 3/31/08
	1 Year	Since Inception
International Systematic Fund
Class III	-9.57%	15.83%
MSCI EAFE Index	-2.27%	15.66%

The graphs above show the value of a hypothetical $250,000 investment in the Fund’s Class I , II and III shares with the MSCI EAFE Index for the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The Class I shares commenced operations on July 6, 2005 and Class II and III shares on December 22, 2006. The historical performance of Class II and III shares includes the performance of Class I shares for the periods prior to the inception of Class II and III shares. The total returns shown above do not show the effects of income taxes on an individuals’ investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EAFE Index is an unmanaged index comprised of over 900 companies and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the Index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvestment dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

INTERNATIONAL SYSTEMATIC FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Common Stock - 95.1%
Australia - 5.4%
BHP Billiton, Ltd.	27,337	$893,623
Commonwealth Bank of Australia	18,911	721,762
CSL, Ltd.	59,855	2,016,712
Leighton Holdings, Ltd.##	12,673	495,134
Newcrest Mining, Ltd.	8,833	269,069
Rio Tinto, Ltd.	4,880	545,702
Woolworths, Ltd.	17,292	457,765
		5,399,767
Belgium - 1.1%
Euronav NV*	13,306	507,282
Tessenderlo Chemie NV	13,369	609,883
		1,117,165
Denmark - 2.5%
FLSmidth & Co. AS Cl. B	11,650	1,157,264
Novo Nordisk AS Cl. B	15,825	1,086,104
Vestas Wind Systems AS*	2,300	252,175
		2,495,543
Finland - 2.3%
Nokia OYJ	71,833	2,281,012
France - 7.0%
Alstom	4,845	1,054,226
BNP Paribas	14,281	1,445,764
France Telecom SA	58,957	1,989,853
Peugeot SA	7,036	547,522
Total SA	26,670	1,987,908
		7,025,273
Germany - 10.7%
BASF SE	11,986	1,620,243
Bayer AG	20,842	1,676,359
Daimler AG	10,726	920,327
Deutsche Boerse AG	7,455	1,205,262
E.ON AG	8,612	1,600,147
K+S AG	901	295,972
RWE AG	9,096	1,122,201
Volkswagen AG	8,152	2,372,124
		10,812,635
Greece - 0.7%
National Bank of Greece SA	14,015	742,174
Hong Kong - 1.6%
Hang Lung Group, Ltd.	102,000	481,636
Kerry Properties, Ltd.	77,000	464,997
New World Development, Ltd.	295,000	714,867
		1,661,500
Italy - 2.6%
Enel SpA	135,229	1,439,942
ENI SpA	33,299	1,139,701
		2,579,643
Japan - 15.2%
Aisin Seiki Co., Ltd.	15,700	586,768
Astellas Pharma, Inc.	5,600	217,170
Daiichi Sankyo Co., Ltd.	9,500	281,082
Daikin Industries, Ltd.	14,900	642,196
East Japan Railway Co.	44	366,464
Hino Motors, Ltd.	145,000	958,557
Japan Tobacco, Inc.	40	200,532
Jupiter Telecommunications Co., Ltd.*	361	338,024
KDDI Corp.	68	416,055
Mitsui & Co., Ltd.	53,400	1,083,719
Mitsui OSK Lines, Ltd.	76,000	920,078
Mitsumi Electric Co., Ltd.	13,700	433,566
Nikon Corp.	12,000	320,088
Nintendo Co., Ltd.	3,100	1,600,844
Nippon Telegraph & Telephone Corp.	239	1,032,501
NTT DoCoMo, Inc.	144	218,456
Shima Seiki Manufacturing, Ltd.	18,600	870,809
Sojitz Corp.	268,700	890,852
Sumitomo Corp.	91,700	1,209,646
Suzuken Co., Ltd.	11,700	481,941
Tokai Rika Co., Ltd.	14,500	379,490
Toyoda Gosei Co., Ltd.	18,100	681,921
Toyota Motor Corp.	24,800	1,238,318
		15,369,077
Norway - 3.4%
DnB NOR ASA	123,200	1,874,032
Yara International ASA	27,700	1,605,284
		3,479,316
Singapore - 1.2%
Oversea-Chinese Banking Corp.	91,000	534,847
Singapore Airlines, Ltd.	24,600	278,460
Singapore Petroleum Co., Ltd.	79,000	387,505
		1,200,812
Spain - 6.6%
ACS Actividades de Construccion y
Servicios SA##	4,416	252,395
Banco Santander SA	129,585	2,591,314
Iberdrola SA	80,769	1,256,788
Telefonica SA	90,089	2,598,060
		6,698,557
Sweden - 2.2%
Millicom International Cellular SA - SDR*	1,800	171,806
Nordea Bank AB	47,400	769,757
Oriflame Cosmetics SA - SDR	9,850	655,288
Swedish Match AB	26,200	572,163
		2,169,014
Switzerland - 6.3%
ABB, Ltd.	9,976	268,905
Nestle SA	4,005	2,009,485
Roche Holding AG	6,554	1,238,504
Swatch Group AG Cl. B	1,631	437,825
Zurich Financial Services AG	7,674	2,426,615
		6,381,334
United Kingdom - 26.3%
Aggreko PLC	33,857	434,362
AMEC PLC	38,982	560,544
Anglo American PLC	15,961	960,557
AstraZeneca PLC	7,205	269,788
BG Group PLC	35,815	830,698
BHP Billiton PLC	33,268	988,496
BP PLC	147,035	1,496,228
British American Tobacco PLC	29,695	1,116,046
Charter PLC*	44,530	752,279
De La Rue PLC	37,780	665,653
Diageo PLC	66,829	1,349,478
Game Group PLC	41,443	174,826
GlaxoSmithKline PLC	13,149	278,585
ICAP PLC	26,282	297,220
Imperial Tobacco Group PLC	13,893	640,054

See Accompanying Notes to Financial Statements.

INTERNATIONAL SYSTEMATIC FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Old Mutual PLC	396,247	$870,233
Rio Tinto PLC	10,987	1,142,713
Royal Bank of Scotland Group PLC	65,373	438,185
Royal Dutch Shell PLC Cl. A	40,290	1,390,927
Royal Dutch Shell PLC Cl. B	52,817	1,780,355
SSL International PLC	61,028	550,064
Stagecoach Group PLC	172,699	830,639
Standard Chartered PLC	43,837	1,500,310
Standard Life PLC	113,023	553,159
Unilever PLC	68,138	2,300,858
Vodafone Group PLC	764,107	2,291,662
WM Morrison Supermarkets PLC	230,014	1,253,742
Xstrata PLC	11,262	789,456
		26,507,117
Total Common Stock (Cost: $99,070,971)		95,919,939

	Principal Amount
Short Term Investments - 5.7%
Money Market Funds - 0.7%
Boston Global Investment Trust -
Enhanced Portfolio, 3.017%**	$688,169	688,169
Time Deposits - 5.0%
Wells Fargo Bank - Grand Cayman
1.700%, 04/01/08	5,079,325	5,079,325
Total Short Term Investments (Cost: $5,767,494)		5,767,494
Total Investments - 100.8% (Cost: $104,838,465)		101,687,433
Liabilities in Excess of Other Assets - (0.8%)		(855,893)
Net Assets - 100.0%		$100,831,540
*	Non-income producing securities.
**	All of the security is purchased with cash collateral proceeds from securities loans.
##	All or a portion of the Fund’s holdings in this security was on loan as of 3/31/08.
SDR - Swedish Depository Receipts

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Financial	17.9%
Consumer, Non-cyclical	17.5
Consumer, Cyclical	13.2
Basic Materials	11.3
Communications	11.2
Industrial	9.4
Energy	9.2
Utilities	5.4
Short Term Investments	5.7
Total Investments	100.8
Liabilities in excess of other assets	(0.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

INTERNATIONAL ALL CAP GROWTH FUND

Management Team: Horacio A. Valeiras, CFA, Portfolio Manager and Chief Investment Officer; Pedro V. Marcal, Portfolio Manager; Yuka Marosek, Analyst

Goal: The International All Cap Growth Fund seeks to maximize long-term capital appreciation. In pursuing this goal, the Fund invests in a diversified portfolio of equity securities of companies primarily located in developed non-U.S. markets.

Market Overview: Equities in developed non-U.S. markets, as measured by the MSCI EAFE Index, registered negative returns from April 1, 2007 through March 31, 2008. A decline in the U.S. dollar versus a basket of currencies helped minimize losses for U.S.-based investors. The environment was characterized by:

•	Turmoil in the global credit markets, as losses on securities backed by U.S. mortgages made banks wary of lending to one another
•	Concerns that the credit crisis and U.S. housing slump would tip the world’s largest economy into a recession
•	Global flight to safe-haven investments and volatile swings in stock prices

As evidence of the market’s volatility, Japanese stocks posted their biggest one-day gain since 2002 just days after incurring their biggest two-day loss since 1991, and European shares rose out of a bear market on the largest one-day rally since 2003.

In efforts to unfreeze the credit markets and calm investors, central banks worldwide added extra liquidity to the financial system. However, soaring food and energy prices made it difficult for some central banks to lower interest rates, including the European Central Bank. Annual inflation in the euro zone rose at its fastest pace in twelve years.

As measured by various MSCI indexes, international growth stocks outperformed value stocks by approximately 9%. Large caps outpaced small caps by more than 8%, consistent with investors’ diminished appetites for risk.

Performance: During the twelve months ended March 31, 2008, the Fund’s Class I shares gained 12.58%. The MSCI EAFE Growth Index, the Fund’s primary benchmark, rose 2.27%, and the MSCI EAFE Index declined 2.27%.

Portfolio Specifics: The Fund’s outperformance was due to stock selection, which was especially strong in Australia and France. Top-performing holdings included Australia-based Incitec Pivot, a fertilizer producer that benefited from a favorable pricing environment, and France-based Alstom, a transport and energy infrastructure firm whose strong order backlog provided good earnings visibility. The Fund’s exposure to emerging markets was another plus since, overall, emerging market equities outperformed their developed market counterparts by a wide margin.

Areas of relative weakness included stock selection in Germany and an underweight in Australia, one of the best-performing countries in the indexes. Australia is a top producer of mined commodities, such as coal and nickel, and benefited from the ongoing rally in commodity prices.

Market Outlook: Developed non-U.S. economies are feeling the effects of the U.S. slowdown, and recent readings on consumer confidence in Europe and Japan suggest a softening in domestic demand. That said, a number of positive factors may lend support to equity prices, including:

•	Potential for many central banks to cut interest rates to boost growth, despite stubborn inflation
•	Attractive equity valuations, particularly in Japan, amid poor stock market performance and a lack of earnings acceleration
•	Robust labor markets, which should help mitigate flagging consumer confidence

We believe that the Fund is well positioned for the dynamic environment given our focus on investing in companies poised to benefit from positive, sustainable change.

Comparison of Change in Value of a $250,000 Investment in International All Cap Growth Fund Class I Shares with the MSCI EAFE Growth Index and MSCI EAFE Index.

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	Since Inception
International All Cap Growth
Fund Class I	12.58%	28.57%	11.19%
MSCI EAFE Growth Index	2.27%	20.20%	4.38%
MSCI EAFE Index	-2.27%	21.90%	6.42%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the MSCI EAFE Growth Index and MSCI EAFE Index for the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

On November 18, 2005, the Fund became the successor entity to the Nicholas-Applegate International All Cap Growth Fund, a series of the Professionally Managed Portfolios (“Acquired Fund”). The Acquired Fund transferred all of its assets and liabilities in exchange for shares of the Fund, and the investment objectives, policies and limitations of the Fund are substantially similar to those of the Acquired Fund. The performance shown above includes the historical performance of the Acquired Fund from June 30, 1999 to November 18, 2005.

The MSCI EAFE Growth Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. It consists of the top 50% of the MSCI EAFE, those companies with the highest Price/Book Value ratio. The MSCI EAFE Index consists of approximately 900 companies with average market capitalization of U.S. $8.7 billion. Its weightings represent the relative capitalization of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly into an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

INTERNATIONAL ALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Common Stock - 92.9%
Australia - 5.5%
AMP, Ltd.	7,269	$52,089
CSL, Ltd.	5,513	185,751
Incitec Pivot, Ltd.	838	107,975
Rio Tinto, Ltd.	512	57,254
		403,069
Belgium - 1.2%
InBev NV	957	84,525
Bermuda - 0.2%
CrediCorp., Ltd.	200	14,348
Brazil - 1.7%
Bolsa de Mercadorias e Futuros - BM&F	2,300	21,047
Cia Vale do Rio Doce - ADR	2,400	83,136
Unibanco - Uniao de Bancos
Brasileiros SA - GDR	200	23,328
		127,511
Canada - 2.0%
Potash Corp. of Saskatchewan	200	31,042
Rogers Communications, Inc. Cl. B	1,600	57,572
Teck Cominco, Ltd. Cl. B	1,500	61,532
		150,146
Denmark - 2.4%
FLSmidth & Co. AS Cl. B	1,450	144,037
Novo Nordisk AS Cl. B##	500	34,316
		178,353
Egypt - 0.4%
Orascom Construction Industries - GDR	199	29,750
Finland - 2.5%
Nokia OYJ	2,111	67,034
Outotec OYJ##	1,674	89,390
Wartsila OYJ	432	29,263
		185,687
France - 8.8%
Alstom	504	109,666
BNP Paribas	413	41,811
Cie Generale de Geophysique-Veritas*	290	72,457
Electricite de France	633	55,276
Gaz de France SA	1,254	75,984
Suez SA	1,239	81,613
Total SA - ADR	560	41,446
Veolia Environnement	2,409	168,567
		646,820
Germany - 8.7%
Deutsche Telekom AG	2,465	41,207
E.ON AG	762	141,583
Rhoen Klinikum AG	1,414	42,055
RWE AG	336	41,453
SAP AG	1,301	64,896
Siemens AG	518	56,348
Solarworld AG	1,197	57,224
Stada Arzneimittel AG	1,005	73,270
Tognum AG*	1,868	41,114
United Internet AG	3,828	82,675
		641,825
Greece - 1.8%
National Bank of Greece SA	1,168	61,852
Piraeus Bank SA	2,162	66,735
		128,587
Hong Kong - 2.4%
CLP Holdings, Ltd.	11,000	90,526
HongKong Electric Holdings	8,500	53,679
Kerry Properties, Ltd.	5,086	30,714
		174,919
Ireland - 0.9%
Anglo Irish Bank Corp. PLC	2,638	35,321
Icon PLC - ADR*	500	32,445
		67,766
Israel - 1.0%
Teva Pharmaceutical Industries,
Ltd. - ADR	1,510	69,747
Italy - 2.6%
Saipem SpA	2,472	100,432
UniCredit SpA	12,905	86,702
		187,134
Japan - 17.1%
Chugai Pharmaceutical Co., Ltd.	4,600	52,084
East Japan Railway Co.	18	149,917
Honda Motor Co., Ltd.	1,500	42,874
Japan Tobacco, Inc.	32	160,426
KDDI Corp.	11	67,303
Kirin Holdings Co., Ltd.	2,000	37,876
Mitsubishi Corp.	2,000	60,481
Mitsubishi Electric Corp.	4,200	36,373
Mitsubishi UFJ Financial Group, Inc.	6,200	53,569
Nintendo Co., Ltd.	200	103,280
Nitori Co., Ltd.##	750	42,498
Nomura Holdings, Inc.	4,600	68,860
Secom Co., Ltd.	1,400	68,077
Sumitomo Heavy Industries, Ltd.	4,000	25,880
The Japan Steel Works, Ltd.	6,700	114,365
Toyo Tanso Co., Ltd.	900	84,362
Toyota Motor Corp.	1,000	49,932
Unicharm Corp.	500	36,620
		1,254,777
Mexico - 0.3%
America Movil SAB de CV - ADR	400	25,476
Netherlands - 1.7%
Koninklijke BAM Groep NV	2,662	62,976
SBM Offshore NV	1,829	59,209
		122,185
Republic of China - 0.3%
China Communications
Construction Co., Ltd.	10,000	22,177
Russian Federation - 1.1%
Evraz Group SA - GDR	944	81,467
Singapore - 2.3%
City Developments, Ltd.	9,300	74,365
DBS Group Holdings, Ltd.	7,000	91,427
		165,792
Spain - 3.1%
Banco Santander SA	5,974	119,462
Iberdrola SA	3,024	47,054
Telefonica SA	2,144	61,830
		228,346
Switzerland - 5.9%
Julius Baer Holding AG	896	66,313
Nestle SA	312	156,544

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Roche Holding AG	507	$95,807
Swatch Group AG	1,202	61,981
Syngenta AG	174	51,195
		431,840
United Kingdom - 15.0%
Barclays PLC	4,465	40,200
BP PLC	6,242	63,518
British American Tobacco PLC	4,628	173,937
BT Group PLC	11,521	49,746
Burberry Group PLC	3,970	35,546
Diageo PLC	4,423	89,314
HSBC Holdings PLC	4,800	78,203
Imperial Tobacco Group PLC	1,854	85,414
International Power PLC	10,957	86,673
Reckitt Benckiser Group PLC	1,275	70,726
Royal Dutch Shell PLC Cl. A	1,923	66,387
Southern Cross Healthcare, Ltd.	4,321	32,205
SSL International PLC	4,672	42,110
Unilever PLC	3,106	104,882
Vodafone Group PLC	26,993	80,956
		1,099,817
United States/Europe - 4.0%
iShares MSCI EAFE Index Fund	4,100	294,790
Total Common Stock (Cost: $6,200,790)		6,816,854
Preferred Stock - 3.2%
Brazil - 1.0%
Usinas Siderurgicas de Minas Gerais SA	1,300	73,160
Germany - 2.2%
Fresenius SE	1,066	89,102
Henkel KGaA	1,647	76,414
		165,516
Total Preferred Stock (Cost: $215,257)		238,676
Equity-Linked Securities - 0.8%
India - 0.8%
Merrill Lynch Reliance Communications,
Ltd. - 01/25/11 (Cost: $42,938)	4,548	57,619

	Principal Amount
Short Term Investments - 5.0%
Money Market Funds - 1.9%
Boston Global Investment Trust -
Enhanced Portfolio, 3.017%**	$136,888	136,888
Time Deposits - 3.1%
Wachovia Bank London
1.700%, 04/01/08	229,485	229,485
Total Short Term Investments (Cost: $366,373)		366,373
Total Investments - 101.9% (Cost: $6,825,358)		7,479,522
Liabilities in Excess of Other Assets - (1.9%)		(139,251)
Net Assets - 100.0%		$7,340,271
*	Non-income producing securities.
**	All of the security is purchased with cash collateral proceeds from securities loans.
##	All or a portion of the Fund’s holdings in this security was on loan as of 3/31/08.
ADR - American Depository Receipt
GDR - Global Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	25.8%
Financial	14.5
Industrial	13.6
Utilities	11.5
Communications	7.5
Basic Materials	7.4
Energy	6.3
Consumer, Cyclical	5.4
Funds	4.0
Technology	0.9
Short Term Investments	5.0
Total Investments	101.9
Liabilities in excess of other assets	(1.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

U.S. HIGH YIELD BOND FUND

Management Team: Douglas G. Forsyth, CFA, Portfolio Manager; William L. Stickney, Portfolio Manager; Justin Kass, CFA, Portfolio Manager; Michael E. Yee, Portfolio Manager; Elizabeth Lemesevski, Analyst; David A. Foster, CPA, CFA, Analyst; Joanna H. Willars, Analyst; Nicole D. Larrabee, Fixed Income Trading Assistant

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. High Yield Bond Fund seeks to deliver total return via high current income and capital growth from a diversified portfolio consisting primarily of lower-rated U.S. corporate fixed-income securities.

Market Overview: The high-yield market, as measured by the Merrill Lynch High Yield Master II Index, posted a 3.51% loss during the twelve months ended March 31, 2008. By way of comparison, the high-yield market outperformed the S&P 500 Index, which fell 5.08%, but trailed the ten-year Treasury, which gained 14.39%.

Following positive high-yield returns in the spring, the convergence of several events over the summer shook up the credit markets and continued to weigh on the high-yield market for the rest of the period. Mortgage delinquencies led to rapid quality and price declines in collateralized mortgage obligations (CMOs). Price declines in the CMO market led to price declines in all collateralized debt obligations (CDOs). This, in turn, cut off demand for loans, and the lack of demand for loans ultimately put pressure on all bond prices. Despite all of the financial chaos and headlines, the fundamentals of the majority of high-yield issuers remained intact. The price change in the bonds greatly exceeded the relative change in credit statistics, and the trailing twelve-month default rate was only 1.74% at March 31, 2008.

The majority of industries within the high-yield market posted negative returns, with financials and restaurants among the worst performers. Utilities, health care and energy generated solid gains and were some of the best-performing groups.

Performance: From April 1, 2007 through March 31, 2008, the Fund’s Class I shares lost 1.06%, outperforming the Merrill Lynch High Yield Master II Index, which fell 3.51%.

Portfolio Specifics: While the Fund was not immune to the price declines seen in the market, our risk control tools had a positive impact. Maintaining our discipline regarding credit selection has once again proven to be the primary driver of our strong results versus the benchmark. Positive performers included a supplier of mobile office units that was acquired for a large premium, as well as an energy company that reported better-than-expected operating results and issued a favorable outlook for 2008. Negative performers included a media company that gave a weaker-than-expected 2008 growth forecast and a capital markets firm that was affected by the financial contagion and was sold. Our credit research was rewarded by the rating agencies during the fiscal year, as the number of upgrades in the Fund was considerably higher than the number of downgrades. The “sell-only” mindset that dominated the secondary market later in the period allowed us to add some strong credits to the portfolio. For example, we purchased a steel manufacturer with a healthy balance sheet and positive outlook.

Market Outlook: High-yield bonds now offer a compelling total return, as spreads versus Treasuries have widened and prices have been cut. While there are risks facing the market, such as continued low demand for bank loans or a prolonged recession, many high-yield issuers remain fundamentally sound. In addition, the Federal Reserve has aggressively eased monetary policy, which is beginning to favorably impact investor sentiment.

At Nicholas-Applegate, we recognize that the long-term driver of total return in a high-yield portfolio is company fundamentals. As such, we continue to build the Fund one security at a time, by performing rigorous credit analysis to identify companies that are capitalizing on change.

Comparison of Change in Value of a $250,000 Investment in U.S. High Yield Bond Fund Class I Shares with the Merrill Lynch High Yield Master II Index.

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
U.S. High Yield Bond Fund Class I	-1.06%	7.66%	5.36%
Merrill Lynch High Yield
Master II Index	-3.51%	8.57%	4.89%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class I shares compared with the Merrill Lynch High Yield Master II Index for the periods indicated. The Fund’s Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. The Nicholas-Applegate Institutional Funds’ Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested income and dividends. One cannot invest directly in an index.

Bond prices, and thus the Fund’s share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

U.S. HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Principal Amount	Value
Corporate Bonds - 93.2%
Advertising Sales - 1.5%
Lamar Media Corp.
6.625%, 08/15/15	$855,000	$756,675
Aerospace/Defense-Equipment - 1.7%
TransDigm, Inc.
7.750%, 07/15/14	835,000	839,175
Agricultural Chemicals - 1.4%
The Mosaic Co. 144A#
7.625%, 12/01/16	675,000	729,000
Apparel Manufacturers - 3.0%
Levi Strauss & Co.
9.750%, 01/15/15	810,000	811,013
Oxford Industries, Inc.
8.875%, 06/01/11	705,000	673,275
		1,484,288
Auto/Truck Parts & Equipment-Original - 4.1%
Accuride Corp.
8.500%, 02/01/15	910,000	746,200
American Axle & Manufacturing, Inc.
7.875%, 03/01/17	610,000	520,025
Tenneco, Inc.
8.625%, 11/15/14	820,000	809,750
		2,075,975
Cable TV - 3.0%
DirecTV Holdings LLC/DirecTV
Financing Co. 8.375%, 03/15/13	870,000	886,312
Mediacom Broadband LLC
8.500%, 10/15/15	300,000	253,500
Mediacom LLC/Mediacom
Capital Corp. 9.500%, 01/15/13	375,000	346,875
		1,486,687
Casino Hotels - 1.5%
Wynn Las Vegas Capital Corp.
6.625%, 12/01/14	785,000	759,488
Cellular Telecommunications - 3.0%
Centennial Cellular Operating
Co./Centennial Communications Corp.
10.125%, 06/15/13	750,000	744,375
Centennial Communications Corp.
10.000%, 01/01/13	260,000	243,100
Cricket Communications, Inc.
9.375%, 11/01/14	560,000	533,400
		1,520,875
Commercial Services - 1.7%
ARAMARK Corp.
8.500%, 02/01/15	835,000	841,262
Commercial Services-Finance - 1.5%
Deluxe Corp.
7.375%, 06/01/15	790,000	740,625
Computer Services - 1.4%
Unisys Corp.
8.000%, 10/15/12	835,000	722,275
Consumer Products-Miscellaneous - 1.7%
Jarden Corp.
7.500%, 05/01/17	970,000	853,600
Containers-Metal/Glass - 1.9%
Crown Americas LLC/Crown
Americas Capital Corp.
7.750%, 11/15/15	905,000	934,412
Containers-Paper/Plastic - 1.0%
Smurfit-Stone Container Enterprises, Inc.
8.000%, 03/15/17	615,000	519,675
Data Processing/Management - 0.4%
First Data Corp. 144A#
9.875%, 09/24/15	250,000	205,937
Diversified Manufacturing Operations - 2.1%
Harland Clarke Holdings Corp.
9.500%, 05/15/15	880,000	651,200
Park-Ohio Industries, Inc.
8.375%, 11/15/14	495,000	393,525
		1,044,725
Electric-Generation - 2.6%
Edison Mission Energy
7.000%, 05/15/17	770,000	770,000
The AES Corp.
9.500%, 06/01/09	500,000	518,500
		1,288,500
Electric-Integrated - 1.2%
Energy Future Holdings Corp. 144A#
10.875%, 11/01/17	605,000	614,075
Electronic Components-Semiconductors - 0.8%
Amkor Technology, Inc.
9.250%, 06/01/16	410,000	396,675
Electronic Measure Instruments - 1.4%
Itron, Inc.
7.750%, 05/15/12	735,000	709,275
Finance-Auto Loans - 3.1%
Ford Motor Credit Co. LLC
9.875%, 08/10/11	670,000	597,881
Ford Motor Credit Co. LLC
7.000%, 10/01/13	375,000	292,818
GMAC LLC
6.750%, 12/01/14	965,000	683,765
		1,574,464
Finance-Mortgage Loan/Banker - 0.5%
Residential Capital LLC
6.375%, 06/30/10	495,000	251,213
Independent Power Producer - 1.5%
NRG Energy, Inc.
7.375%, 01/15/17	790,000	770,250
Machinery-Construction & Mining - 1.0%
Terex Corp.
7.375%, 01/15/14	490,000	487,550
Medical-HMO - 0.4%
Health Net, Inc.
6.375%, 06/01/17	215,000	202,906
Medical-Hospitals - 2.6%
Community Health Systems, Inc.
8.875%, 07/15/15	840,000	847,350
HCA, Inc.
9.250%, 11/15/16	445,000	462,800
		1,310,150
Medical-Nursing Homes - 0.9%
Sun Healthcare Group, Inc.
9.125%, 04/15/15	460,000	446,200
Medical-Outpatient/Home Medical Care - 1.5%
Res-Care, Inc.
7.750%, 10/15/13	770,000	735,350

See Accompanying Notes to Financial Statements.

U.S. HIGH YIELD BOND FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Principal Amount	Value
Metal-Diversified - 1.5%
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 04/01/17	$700,000	$744,625
Non-Ferrous Metals - 0.7%
PNA Group, Inc.
10.750%, 09/01/16	410,000	358,750
Non-Hazardous Waste Disposal - 0.4%
Allied Waste North America, Inc.
5.750%, 02/15/11	230,000	225,975
Oil Companies-Exploration & Production - 0.9%
Southwestern Energy Co. 144A#
7.500%, 02/01/18	445,000	462,800
Oil Field Machinery & Equipment - 1.4%
Complete Production Services, Inc.
8.000%, 12/15/16	750,000	723,750
Oil-Field Services - 1.1%
Helix Energy Solutions Group, Inc. 144A#
9.500%, 01/15/16	545,000	547,725
Paper & Related Products - 2.6%
Domtar Corp.
7.125%, 08/15/15	625,000	592,187
Neenah Paper, Inc.
7.375%, 11/15/14	790,000	695,200
		1,287,387
Physical Therapy/Rehabilitation Centers - 1.7%
Psychiatric Solutions, Inc.
7.750%, 07/15/15	865,000	865,000
Pipelines - 3.1%
Copano Energy LLC
8.125%, 03/01/16	895,000	930,800
Dynegy Holdings, Inc.
7.750%, 06/01/19	680,000	639,200
		1,570,000
Printing-Commercial - 1.1%
Cenveo Corp.
7.875%, 12/01/13	670,000	546,050
Publishing-Periodicals - 0.8%
RH Donnelley Corp.
8.875%, 01/15/16	595,000	379,313
Rental Auto/Equipment - 1.0%
The Hertz Corp.
10.500%, 01/01/16	535,000	503,569
Retail-Apparel/Shoe - 2.8%
Brown Shoe Co., Inc.
8.750%, 05/01/12	555,000	552,225
Phillips-Van Heusen Corp.
8.125%, 05/01/13	830,000	846,600
		1,398,825
Retail-Computer Equipment - 1.5%
GameStop Corp./GameStop, Inc.
8.000%, 10/01/12	720,000	765,000
Retail-Drug Store - 1.2%
Rite Aid Corp.
7.500%, 03/01/17	665,000	601,825
Retail-Propane Distrib - 2.8%
Inergy LP/Inergy Finance Corp.
8.250%, 03/01/16	845,000	868,238
Star Gas Partners LP/Star Gas Finance Co.
10.250%, 02/15/13	525,000	527,625
		1,395,863
Retail-Regional Department Stores - 1.4%
Neiman-Marcus Group, Inc.
10.375%, 10/15/15	$705,000	708,525
Special Purpose Entity - 4.4%
AMR HoldCo, Inc./EmCare HoldCo, Inc.
10.000%, 02/15/15	810,000	864,675
Hughes Network Systems LLC/HNS
Finance Corp. 9.500%, 04/15/14	740,000	740,000
KAR Holdings, Inc.
8.750%, 05/01/14	300,000	268,500
MedCath Holdings Corp.
9.875%, 07/15/12	338,000	354,900
		2,228,075
Steel-Producers - 2.3%
AK Steel Corp.
7.750%, 06/15/12	240,000	243,300
Steel Dynamics, Inc. 144A#
7.375%, 11/01/12	895,000	908,425
		1,151,725
Telecommunications Services - 4.7%
MasTec, Inc.
7.625%, 02/01/17	1,155,000	1,010,625
Time Warner Telecom Holdings, Inc.
9.250%, 02/15/14	625,000	634,375
West Corp.
11.000%, 10/15/16	860,000	731,000
		2,376,000
Telephone-Integrated - 3.8%
Cincinnati Bell, Inc.
8.375%, 01/15/14	880,000	829,400
Qwest Capital Funding, Inc.
7.250%, 02/15/11	815,000	778,325
Windstream Corp.
8.625%, 08/01/16	320,000	316,000
		1,923,725
Wire & Cable Products - 2.9%
Anixter, Inc.
5.950%, 03/01/15	750,000	665,685
General Cable Corp.
7.125%, 04/01/17	815,000	782,400
		1,448,085
Wireless Equipment - 0.7%
American Tower Corp. 144A#
7.000%, 10/15/17	345,000	346,725
Total US Corporate Bonds (Cost: $49,050,400)		46,860,599
Foreign Corporate Bonds - 3.3%
Cellular Telecommunications - 1.8%
Rogers Wireless, Inc.
8.000%, 12/15/12	235,000	244,400
Millicom International Cellular SA
10.000%, 12/01/13	605,000	644,325
		888,725
Electronic Components-Miscellaneous - 0.6%
Flextronics International, Ltd.
6.250%, 11/15/14	350,000	323,750
Oil Companies-Exploration & Production - 0.9%
OPTI Canada, Inc.
8.250%, 12/15/14	450,000	447,750
Total Foreign Corporate Bonds (Cost: $1,628,728)		1,660,225

See Accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Principal Amount	Value
Short Term Investments - 1.9%
Time Deposit - 1.9%
Wachovia Bank London
1.700%, 04/01/08 (Cost: $930,104)	$930,104	$930,104
Total Investments - 98.4% (Cost: $51,609,232)		49,450,928
Other Assets in Excess of Liabilities - 1.6%		819,786
Net Assets - 100.0%		$50,270,714
#	144A Security. Certain condition for public sale may exist. The total market value of 144A securities owned at March 31, 2008 was $3,814,687 or 7.59% of net assets

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Communications	20.6%
Consumer, Cyclical	18.3
Consumer, Non-cyclical	14.0
Industrial	11.7
Basic Materials	8.5
Financial	8.0
Energy	7.5
Utilities	5.3
Technology	2.6
Short Term Investments	1.9
Total Investments	98.4
Other assets in excess of liabilities	1.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class I share outstanding during the period indicated

					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gains (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Capital Gains	Total Distributions	Net Asset Value, Ending
U.S. EQUITY FUNDS
U.S. MICRO CAP
For the year ended 03/31/08	$15.33	$(0.18)	$(1.49)	$(1.67)	$—	$(2.06)	$(2.06)	$11.60
For the year ended 03/31/07	17.43	(0.12)	(0.19)	(0.31)	—	(1.79)	(1.79)	15.33
For the year ended 03/31/06	12.83	(0.11)	5.06	4.95	—	(0.35)	(0.35)	17.43
For the year ended 03/31/05	14.69	(0.09)	(1.09)	(1.18)	—	(0.68)	(0.68)	12.83
For the year ended 03/31/04	7.44	(0.13)	7.38	7.25	—	—	—	14.69
U.S. EMERGING GROWTH
For the year ended 03/31/08	$13.09	$(0.06)	$(0.70) (5)	$(0.76)	$—	$(0.88)	$(0.88)	$11.45
For the year ended 03/31/07	13.90	(0.07)	0.19 (6)	0.12	—	(0.93)	(0.93)	13.09
For the year ended 03/31/06	9.77	(0.11)	4.25	4.14	—	(0.01)	(0.01)	13.90
For the year ended 03/31/05	9.61	(0.07)	0.23	0.16	—	—	—	9.77
For the year ended 03/31/04	6.32	(0.09)	3.38	3.29	—	—	—	9.61
U.S. ULTRA MICRO CAP
1/28/08 (Commenced) to 03/31/08	$10.00	$(0.03)	$(0.69)	$(0.72)	$—	$—	$—	$9.28
U.S. SYSTEMATIC LARGE CAP GROWTH
For the year ended 03/31/08	$19.77	$(0.02)	$(0.36) (5)	$(0.38)	$—	$—	$—	$19.39
For the year ended 03/31/07	17.86	0.02	1.89	1.91	—	—	—	19.77
For the year ended 03/31/06	15.67	0.03	2.16	2.19	—	—	—	17.86
For the year ended 03/31/05	15.06	0.07	0.54	0.61	—	—	—	15.67
For the year ended 03/31/04	12.73	(0.02)	2.35	2.33	—	—	—	15.06
U.S. SMALL TO MID CAP GROWTH
7/31/07 (Commenced) to 03/31/08	$10.00	$(0.03)	$(0.95)	$(0.98)	$—	$—	$—	$9.02
U.S. CONVERTIBLE
For the year ended 03/31/08	$24.35	$0.37	$0.58	$0.95	$(0.32)	$(0.10)	$(0.42)	$24.88
For the year ended 03/31/07	24.57	0.45	2.03	2.48	(0.47)	(2.23)	(2.70)	24.35
For the year ended 03/31/06	22.44	0.27	3.45	3.72	(0.55)	(1.04)	(1.59)	24.57
For the year ended 03/31/05	23.11	0.39	0.66	1.05	(0.45)	(1.27)	(1.72)	22.44
For the year ended 03/31/04	17.72	0.55	5.43	5.98	(0.59)	—	(0.59)	23.11

				Ratios to Average Net Assets (3)
	Total Return (2)		Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expense (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate
U.S. EQUITY FUNDS
U.S. MICRO CAP
For the year ended 03/31/08	(13.25%)		$60,122	(1.19%)	1.58%	—	1.58%	1.38%	139%
For the year ended 03/31/07	(1.35%)		84,405	(0.75%)	1.58%	—	1.58%	1.19%	165%
For the year ended 03/31/06	39.04%		78,058	(0.78%)	1.64%	(0.07%)	1.57%	1.10%	180%
For the year ended 03/31/05	(8.17%)		69,246	(0.72%)	1.63%	(0.07%)	1.56%	1.12%	266%
For the year ended 03/31/04	97.45%		68,876	(1.08%)	1.64%	(0.07%)	1.57%	1.19%	298%
U.S. EMERGING GROWTH
For the year ended 03/31/08	(7.01%)		$7,499	(0.46%)	1.21%	—	1.21%	0.72%	129%
For the year ended 03/31/07	1.30%		7,409	(0.54%)	1.21%	—	1.21%	0.72%	148%
For the year ended 03/31/06	42.38%		6,721	(1.04%)	1.89%	(0.39%)	1.50%	1.17%	128%
For the year ended 03/31/05	1.66%		12,043	(0.75%)	1.63%	(0.17%)	1.46%	1.06%	142%
For the year ended 03/31/04	52.06%		32,095	(1.04%)	1.48%	(0.00%)	1.48%	1.26%	166%
U.S. ULTRA MICRO CAP
1/28/08 (Commenced) to 03/31/08	(7.20	%)(7)	$886	(2.10%)	2.31%	—	2.31%	2.15%	19%
U.S. SYSTEMATIC LARGE CAP GROWTH
For the year ended 03/31/08	(1.92%)		$791	(0.10%)	1.14%	—	1.14%	1.10%	106%
For the year ended 03/31/07	10.69%		945	(0.09%)	1.13%	—	1.13%	1.05%	100%
For the year ended 03/31/06	13.98%		667	0.19%	1.67%	(0.53%)	1.14%	1.04%	147%
For the year ended 03/31/05	4.05%		780	0.45%	1.66%	(0.54%)	1.12%	1.00%	197%
For the year ended 03/31/04	18.30%		3,518	(0.16%)	1.33%	(0.20%)	1.13%	0.93%	172%
U.S. SMALL TO MID CAP GROWTH
7/31/07 (Commenced) to 03/31/08	(9.80	%)(7)	$4,862	(0.50%)	0.95%	—	0.95%	0.80%	105%
U.S. CONVERTIBLE
For the year ended 03/31/08	3.84%		$47,773	1.45%	1.03%	—	1.03%	0.89%	98%
For the year ended 03/31/07	10.79%		39,022	1.89%	1.02%	—	1.02%	0.85%	92%
For the year ended 03/31/06	17.15%		31,627	1.02%	1.14%	(0.11%)	1.03%	0.87%	92%
For the year ended 03/31/05	4.62%		35,397	1.68%	1.10%	(0.08%)	1.02%	0.85%	102%
For the year ended 03/31/04	34.15%		50,103	2.57%	1.10%	(0.06%)	1.04%	1.00%	103%

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Includes litigation proceeds of approximately $0.07 per share for the U.S. Emerging Growth Fund and $0.09 per share for the U.S. Systematic Large Cap Growth Fund.
(6)	The fund received $28,454 from a security litigation settlement during the year which is reflected in realized gains. This event had a $0.05 per share impact to the fund.
(7)	Inception to date Return.

See Accompanying Notes to Financial Statements.

52 & 53

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS

					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gains (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Capital Gains	Total Distributions	Net Asset Value, Ending
GLOBAL EQUITY FUNDS
GLOBAL SELECT
For the year ended 03/31/08	$18.60	$0.11	$0.92	$1.03	$(0.28)	$(6.69)	$(6.98)	$12.65
For the year ended 03/31/07	18.96	0.06	1.85	1.91	—	(2.27)	(2.27)	18.60
For the year ended 03/31/06	16.09	0.03	3.97	4.00	(0.03)	(1.10)	(1.13)	18.96
For the year ended 03/31/05	15.58	0.06	1.37	1.43	—	(0.92)	(0.92)	16.09
For the year ended 03/31/04	10.26	(0.01)	5.33	5.32	—	—	—	15.58
INTERNATIONAL GROWTH
For the year ended 03/31/08	$22.35	$0.17	$3.82	$3.99	$(0.29)	$(17.59)	$(17.88)	$8.46
For the year ended 03/31/07	22.69	0.07	2.86	2.93	(0.07)	(3.20)	(3.27)	22.35
For the year ended 03/31/06	20.47	0.16	6.05	6.21	—	(3.99)	(3.99)	22.69
For the year ended 03/31/05	19.09	0.08	1.72	1.80	—	(0.42)	(0.42)	20.47
For the year ended 03/31/04	12.83	0.30	6.00	6.30	(0.04)	—	(0.04)	19.09
INTERNATIONAL GROWTH OPPORTUNITIES
For the year ended 03/31/08	$57.36	$0.14	$3.43	$3.57	$(1.26)	$(19.56)	$(20.83)	$40.10
For the year ended 03/31/07	49.86	0.05	9.07	9.12	—	(1.62)	(1.62)	57.36
For the year ended 03/31/06	35.01	(0.01)	15.10	15.09	(0.24)	—	(0.24)	49.86
For the year ended 03/31/05	29.43	0.32	5.35	5.67	(0.09)	—	(0.09)	35.01
For the year ended 03/31/04	17.39	0.18	11.86	12.04	—	—	—	29.43
EMERGING MARKETS
For the year ended 03/31/08	$12.79	$0.19	$2.80	$2.99	$(0.10)	$(2.16)	$(2.26)	$13.52
8/21/06 (Commenced) to 03/31/07	10.00	0.02	2.84	2.86	(0.07)	—	(0.07)	12.79
INTERNATIONAL SYSTEMATIC
For the year ended 03/31/08	$16.02	$0.16	$(1.64)	$(1.48)	$(0.20)	$(0.77)	$(0.97)	$13.57
For the year ended 03/31/07	13.70	0.09	2.50	2.59	(0.02)	(0.25)	(0.27)	16.02
7/06/05 (Commenced) to 03/31/06	10.00	0.06	3.81	3.87	(0.01)	(0.16)	(0.17)	13.70
INTERNATIONAL ALL CAP GROWTH
For the year ended 03/31/08	$14.41	$0.19	$2.02	$2.21	$(0.76)	$(3.85)	$(4.61)	$12.01
For the year ended 03/31/07	13.00	0.07	1.93	2.00	(0.08)	(0.51)	(0.59)	14.41
For the year ended 03/31/06	9.08	0.01	3.92	3.93	(0.01)	—	(0.01)	13.00
For the year ended 03/31/05	8.19	0.01	0.92	0.93	—	(0.04)	(0.04)	9.08
For the year ended 03/31/04	4.84	(0.01)	3.36	3.35	—	—	—	8.19
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
For the year ended 03/31/08	$10.27	$0.76	$(0.86)	$(0.10)	$(0.81)	$—	$(0.81)	$9.36
For the year ended 03/31/07	10.00	0.73	0.30	1.03	(0.76)	—	(0.76)	10.27
For the year ended 03/31/06	10.04	0.70	0.02	0.72	(0.76)	—	(0.76)	10.00
For the year ended 03/31/05	10.34	0.85	(0.31)	0.54	(0.84)	(0.00) (6)	(0.84)	10.04
For the year ended 03/31/04	9.65	0.86	0.63	1.49	(0.80)	—	(0.80)	10.34

			Ratios to Average Net Assets (3)
	Total Return (2)	Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expense (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate
GLOBAL EQUITY FUNDS
GLOBAL SELECT
For the year ended 03/31/08	1.34%	$32,669	0.60%	1.18%	—	1.18%	1.03%	80%
For the year ended 03/31/07	10.64%	78,550	(0.35%)	1.16%	—	1.16%	1.00%	105%
For the year ended 03/31/06	25.76%	77,225	0.16%	1.13%	(0.00%)	1.13%	0.88%	139%
For the year ended 03/31/05	9.27%	66,115	0.41%	1.15%	(0.01%)	1.14%	0.95%	164%
For the year ended 03/31/04	51.85%	78,327	(0.05%)	1.28%	(0.10%)	1.18%	1.01%	226%
INTERNATIONAL GROWTH
For the year ended 03/31/08	11.37%	$9,496	1.02%	1.38%	—	1.38%	0.99%	113%
For the year ended 03/31/07	13.80%	15,000	(0.30%)	1.41%	—	1.41%	1.14%	119%
For the year ended 03/31/06	33.63%	45,889	0.73%	1.37%	(0.00%)	1.37%	0.99%	167%
For the year ended 03/31/05	9.49%	41,394	0.42%	1.39%	(0.00%)	1.39%	1.08%	203%
For the year ended 03/31/04	49.17%	51,450	1.35%	1.49%	(0.04%)	1.45%	1.19%	186%
INTERNATIONAL GROWTH OPPORTUNITIES
For the year ended 03/31/08	2.74%	$113,239	0.26%	1.44%	—	1.44%	1.13%	86%
For the year ended 03/31/07	18.71%	104,003	0.09%	1.43%	—	1.43%	1.18%	127%
For the year ended 03/31/06	43.34%	107,749	(0.02%)	1.38%	(0.00%)	1.38%	1.07%	168%
For the year ended 03/31/05	19.28%	55,462	1.05%	1.42%	(0.00%)	1.42%	1.11%	110%
For the year ended 03/31/04	69.24%	54,015	0.74%	1.47%	(0.00%)	1.47%	1.28%	124%
EMERGING MARKETS
For the year ended 03/31/08	21.19%	$2,491	1.32%	1.45%	—	1.45%	1.16%	183%
8/21/06 (Commenced) to 03/31/07	28.65% (5)	94	(0.23%)	1.63%	—	1.63%	1.52%	22%
INTERNATIONAL SYSTEMATIC
For the year ended 03/31/08	(9.87%)	$24,534	1.13%	1.04%	—	1.04%	0.74%	202%
For the year ended 03/31/07	19.04%	4,623	(0.70%)	0.93% (8)	—	0.93%	0.70%	210%
7/06/05 (Commenced) to 03/31/06	38.92% (5)	4,662	0.78%	2.94%	(1.69%)	1.25%	1.11%	103%
INTERNATIONAL ALL CAP GROWTH
For the year ended 03/31/08	12.58%	$7,340	1.09%	1.16%	—	1.16%	0.90%	113%
For the year ended 03/31/07	15.75%	23,827	0.49%	1.18%	—	1.18%	1.04%	118%
For the year ended 03/31/06	43.28%	20,562	0.08%	1.89%	(0.47%)	1.42%	1.39%	196%
For the year ended 03/31/05	11.34%	33,900	(0.42%)	2.07%	(0.59%)	1.48%	1.48%	166%
For the year ended 03/31/04	69.21%	28,700	(0.87%)	2.25%	(0.77%)	1.48%	1.48%	153%
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
For the year ended 03/31/08	(1.06%)	$50,271	7.66%	0.63%	—	0.63%	0.57%	81%
For the year ended 03/31/07	10.76%	63,925	7.21%	0.64%	—	0.64%	0.52% (7)	92%
For the year ended 03/31/06	7.40%	81,187	6.70%	0.82%	(0.18%)	0.64%	0.56%	112%
For the year ended 03/31/05	5.40%	131,677	7.82%	0.82%	(0.19%)	0.63%	0.60%	123%
For the year ended 03/31/04	16.67%	102,110	8.43%	0.87%	(0.23%)	0.64%	0.61%	134%

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Inception to date Return.
(6)	Less than one penny per share.
(7)	For the year ended March 31, 2007 ratios do not include one time expense credit. Had this credit been included, the expense ratios would have been decreased by 0.07%.
(8)	For the period from 11/28/06 to 12/21/06 the unitary fees for International Systematic Fund Class I were reduced from 0.48% to 0.23%. The Unitary fees were resumed to 0.48% through March 31, 2007.

See Accompanying Notes to Financial Statements.

54 & 55

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class II share outstanding during the period indicated

						Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss) (1)		Net Realized and Unrealized Gains (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Capital Gains	Total Distributions	Net Asset Value, Ending
U.S. EQUITY FUNDS
U.S. SYSTEMATIC LARGE CAP GROWTH
For the year ended 03/31/08	$19.67	$0.01	(5)	$(0.28)	$(0.27)	$(0.03)	$—	$(0.03)	$19.29
For the year ended 03/31/07	17.75	0.05		1.87	1.92	0.00 (7)	—	—	19.67
09/30/05 (Commenced) to 03/31/06	16.35	0.02		1.51	1.53	(0.13)	—	(0.13)	17.75
U.S. CONVERTIBLE
For the year ended 03/31/08	$24.36	$0.41		$0.56	$0.97	$(0.35)	$(0.10)	$(0.45)	$24.88
For the year ended 03/31/07	24.58	0.47		2.04	2.51	(0.50)	(2.23)	(2.73)	24.36
09/30/05 (Commenced) to 03/31/06	23.97	0.30		1.63	1.93	(0.28)	(1.04)	(1.32)	24.58
GLOBAL FUNDS
GLOBAL SELECT
For the year ended 03/31/08	$18.61	$0.14		$6.87	$7.01	$(0.00) (7)	$(6.69)	$(6.69)	$12.92
For the year ended 03/31/07	18.97	0.08		1.84	1.92	(0.01)	(2.27)	(2.28)	18.61
For the year ended 03/31/06	16.09	0.04		3.98	4.02	(0.04)	(1.10)	(1.14)	18.97
For the year ended 03/31/05	15.58	0.07		1.36	1.43	—	(0.92)	(0.92)	16.09
6/30/03 (Commenced) to 03/31/04	12.12	(0.01)		3.47	3.46	—	—	—	15.58
INTERNATIONAL GROWTH
For the year ended 03/31/08	$22.36	$0.33		$3.24	$3.57	$(0.63)	$(17.59)	$(18.22)	$7.71
For the year ended 03/31/07	22.71	0.14		2.86	3.00	(0.15)	(3.20)	(3.35)	22.36
1/23/06 (Commenced) to 03/31/06	21.64	1.85		(0.78)	1.07	—	—	—	22.71
INTERNATIONAL GROWTH OPPORTUNITIES
For the year ended 03/31/08	$57.63	$0.39		$3.17	$3.56	$(0.35)	$(19.56)	$(19.91)	$41.28
For the year ended 03/31/07	50.01	0.02		9.22	9.24	—	(1.62)	(1.62)	57.63
For the year ended 03/31/06	35.02	0.13		15.06	15.19	(0.20)	—	(0.20)	50.01
For the year ended 03/31/05	29.47	0.38		5.32	5.70	(0.15)	—	(0.15)	35.02
6/05/03 (Commenced) to 03/31/04	20.85	0.14		8.48	8.62	—	—	—	29.47
EMERGING MARKETS
For the year ended 03/31/08	$12.78	$0.11		$2.90	$3.01	$(0.09)	$(2.16)	$(2.25)	$13.54
03/27/07 (Commenced) to 03/31/07	12.61	0.00	(6)	0.17	0.17	—	—	—	12.78
INTERNATIONAL SYSTEMATIC
For the year ended 03/31/08	$16.00	$0.06		$(1.51)	$(1.45)	$(0.19)	$(0.77)	$(0.96)	$13.59
12/22/06 (Commenced) to 03/31/07	15.48	0.07		0.45	0.52	—	—	—	16.00

			Ratios to Average Net Assets (3)
	Total Return (2)	Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expense (Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate
U.S. EQUITY FUNDS
U.S. SYSTEMATIC LARGE CAP GROWTH
For the year ended 03/31/08	(1.81%)	$10,594	0.05%	0.99%	—	0.99%	0.96%	106%
For the year ended 03/31/07	10.83%	10,040	0.28%	0.98%	—	0.98%	0.91%	100%
09/30/05 (Commenced) to 03/31/06	9.43% (6)	3,743	0.27%	1.37%	(0.37%)	1.00%	0.94%	147%
U.S. CONVERTIBLE
For the year ended 03/31/08	3.91%	$9,103	1.58%	0.93%	—	0.93%	0.79%	98%
For the year ended 03/31/07	10.92%	7,880	2.05%	0.92%	—	0.92%	0.75%	92%
09/30/05 (Commenced) to 03/31/06	8.47% (6)	3,634	2.26%	1.01%	(0.09%)	0.92%	0.77%	92%
GLOBAL FUNDS
GLOBAL SELECT
For the year ended 03/31/08	1.40%	$8,617	0.67%	1.13%	—	1.13%	0.97%	80%
For the year ended 03/31/07	10.67%	90,871	0.44%	1.11%	—	1.11%	0.95%	105%
For the year ended 03/31/06	25.90%	100,610	0.21%	1.08%	—	1.08%	0.83%	139%
For the year ended 03/31/05	9.27%	69,548	0.44%	1.10%	(0.01%)	1.09%	0.90%	164%
6/30/03 (Commenced) to 03/31/04	28.55% (6)	35,817	(0.08%)	1.24%	(0.12%)	1.12%	0.94%	226%
INTERNATIONAL GROWTH
For the year ended 03/31/08	9.52%	$11,518	1.56%	0.99%	—	0.99%	0.72%	113%
For the year ended 03/31/07	14.12%	52,420	0.64%	1.02%	—	1.02%	0.75%	119%
1/23/06 (Commenced) to 03/31/06	4.94% (6)	56,501	1.21%	0.99%	(0.00%)	0.99%	0.73%	167%
INTERNATIONAL GROWTH OPPORTUNITIES
For the year ended 03/31/08	2.90%	$8,213	0.57%	1.27%	—	1.27%	1.00%	86%
For the year ended 03/31/07	18.90%	73,640	0.05%	1.28%	—	1.28%	1.03%	127%
For the year ended 03/31/06	43.55%	32,565	0.36%	1.22%	(0.00%)	1.22%	0.91%	168%
For the year ended 03/31/05	19.40%	35,233	1.19%	1.27%	(0.00%)	1.27%	0.97%	110%
6/05/03 (Commenced) to 03/31/04	41.34% (6)	60,394	0.66%	1.29%	—	1.29%	1.11%	124%
EMERGING MARKETS
For the year ended 03/31/08	21.18%	$14,656	0.70%	1.32%	—	1.32%	1.13%	183%
03/27/07 (Commenced) to 03/31/07	1.35% (6)	39,081	1.28%	1.18%	—	1.18%	1.18%	22%
INTERNATIONAL SYSTEMATIC
For the year ended 03/31/08	(9.68%)	$26,976	1.44%	0.88%	—	0.88%	0.64%	202%
12/22/06 (Commenced) to 03/31/07	3.36% (6)	12,722	1.33%	0.85%	—	0.85%	0.55%	210%

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	The net investment income per share includes litigation proceeds of approximately $0.07 per share for the U.S. Emerging Growth Fund and $0.09 per share for the U.S. Systematic Large Cap Growth Fund.
(6)	Inception to date Return.
(7)	Less than one penny per share.

See Accompanying Notes to Financial Statements.

56 & 57

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class III share outstanding during the period indicated

					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gains (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Capital Gains	Total Distributions	Net Asset Value, Ending
GLOBAL FUNDS
INTERNATIONAL SYSTEMATIC
For the year ended 03/31/08	$16.01	$0.08	$(1.51)	$(1.43)	$(0.20)	$(0.77)	$(0.97)	$13.61
12/21/06 (Commenced) to 03/31/07	15.36	0.09	0.56	0.65	—	—	—	16.01

				Ratios to Average Net Assets (3)
	Total Return (2)		Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expense (Reimbursements)/ Recoupment		Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate
GLOBAL FUNDS
INTERNATIONAL SYSTEMATIC
For the year ended 03/31/08	(9.57%)		$49,322	1.79%	0.79%	—	(6)	0.79%	0.55%	202%
12/21/06 (Commenced) to 03/31/07	4.23%	(5)	54,604	1.95%	0.76%	—	(6)	0.76%	0.46%	210%

For a Class IV share outstanding during the period indicated

					Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gains (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Capital Gains	Total Distributions	Net Asset Value, Ending
U.S. EQUITY FUNDS
U.S. CONVERTIBLE
For the year ended 03/31/08	$24.37	$0.11	$0.91	$1.02	$(0.39)	$(0.10)	$(0.50)	$24.89
12/30/06 (Commenced) to 03/31/07	23.47	0.12	0.91	1.03	(0.13)	—	(0.13)	24.37
				Ratios to Average Net Assets (3)
	Total Return (2)		Net Assets, Ending (in 000’s)	Net Investment Income (Loss)	Total Expenses	Expense (Reimbursements)/ Recoupment		Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate
U.S. EQUITY FUNDS
U.S. CONVERTIBLE
For the year ended 03/31/08	4.07%		$253,227	1.70%	0.78%	—	(6)	0.78%	0.64%	98%
12/30/06 (Commenced) to 03/31/07	4.39%	(5)	97,007	1.97%	0.77%	—	(6)	0.77%	0.60%	92%

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement.
(5)	Inception to date Return had rate of 0.92% since inception 09.30.05.
(6)	The expense reimbursement was terminated on January 23, 2006.

See Accompanying Notes to Financial Statements.

58 & 59

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2008	U.S. Micro Cap	U.S. Emerging Growth	U.S. Ultra Micro Cap	U.S. Systematic Large Cap Growth	U.S. Small to Mid Cap Growth	U.S. Convertible	Global Select
Assets
Investments, at value*, a	$66,805,155	$11,664,820	$885,983	$17,260,764	$4,864,764	$311,352,162	$42,539,323
Foreign currencies, at value**	—	—	—	—	—	—	1
Cash	—	—	—	—	—	—	1,873
Receivables:
Investment securities sold	314,393	43,440	10,707	—	—	2,702,658	917,028
Capital shares sold	21,895	—	50	2,614	—	40,000	—
Dividends	3,179	2,645	5	22,045	2,020	108,126	76,851
Foreign taxes receivable	—	—	—	—	—	—	78,123
Interest	—	—	—	—	—	1,110,931	—
Other	12,987	3,842	—	—	—	—	8,210
Total assets	67,157,609	11,714,747	896,745	17,285,423	4,866,784	315,313,877	43,621,409
Liabilities
Payables:
Bank overdraft	$—	$—	$—	$—	$—	$33,028	$—
Investments purchased	180,317	—	8,825	—	—	4,930,915	932
Capital shares redeemed	49,699	4,550	—	2,214	—	304	78,323
Collateral on securities loaned	6,714,510	1,328,506	—	57,250	—	—	2,205,728
Distributions fee	—	—	—	—	—	—	—
To investment advisor	53,043	6,575	1,118	6,553	2,041	145,034	23,061
Other Liabilites	37,644	5,850	654	13,005	2,737	100,674	27,594
Total Liabilities	7,035,213	1,345,481	10,597	79,022	4,778	5,209,955	2,335,638
NET ASSETS	60,122,396	10,369,266	886,148	17,206,401	4,862,006	310,103,922	41,285,771
* Investments, at cost	68,482,025	12,134,631	930,154	16,780,639	5,048,013	310,054,120	36,511,031
** Foreign currencies, at cost	—	—	—	—	—	—	1
Net Assets Consist of:
Paid-in capital	$62,990,943	$15,808,225	$947,947	$23,508,191	$5,365,859	$313,594,498	$5,738,273
Undistributed net investment income (loss)	—	—	—	—	—	41,918	1,041,786
Accumulated net realized gain (loss) on
investments and foreign currencies	(1,191,677)	(4,969,148)	(17,628)	(6,781,915)	(320,604)	(4,830,536)	28,463,480
Net unrealized appreciation (depreciation) of
investments and of other assets and
liabilities denominated in foreign currencies	(1,676,870)	(469,811)	(44,171)	480,125	(183,249)	1,298,042	6,042,232
Net Assets applicable to all shares outstanding	$60,122,396	$10,369,266	$886,148	$17,206,401	$4,862,006	$310,103,922	$41,285,771
Net Assets of Class I shares	$60,122,396	$7,499,071	$886,148	$790,563	$4,862,006	$47,773,184	$32,668,585
Net Assets of Class II shares	—	—	—	10,594,102	—	9,103,371	8,617,186
Net Assets of Class III shares	—	—	—	—	—	—	—
Net Assets of Class IV shares	—	—	—	—	—	253,227,367	—
Net Assets of Class R shares	—	2,870,195	—	5,821,736	—	—	—
Class I Shares outstanding	5,184,838	654,706	95,521	40,782	539,027	1,920,373	2,582,919
Class II Shares outstanding	—	—	—	549,223	—	365,862	667,031
Class III Shares outstanding	—	—	—	—	—	—	—
Class IV Shares outstanding	—	—	—	—	—	10,173,312	—
Class R Shares outstanding	—	256,326	—	306,500	—	—	—
Net Asset Value — Class I Share	$11.60	$11.45	$9.28	$19.39	$9.02	$24.88	$12.65
Net Asset Value — Class II Share	$—	$—	$—	$19.29	$—	$24.88	$12.92
Net Asset Value — Class III Share	$—	$—	$—	$—	$—	$—	$—
Net Asset Value — Class IV Share	$—	$—	$—	$—	$—	$24.89	$—
Net Asset Value — Class R Share	$—	$11.20	$—	$18.99	$—	$—	$—
(a) Including securities on loan with a values of:	$6,463,304	$1,294,828	$—	$56,080	$—	$—	$2,091,524

March 31, 2008	International Growth	International Growth Opportunities	Emerging Markets	International Systematic	International All Cap Growth	U.S. High Yield Bond
Assets
Investments, at value*, a	$24,183,567	$139,587,881	$16,394,167	$101,687,433	$7,479,522	$49,450,928
Foreign currencies, at value**	10,155	836,100	633,238	—	4	—
Cash	2,297	8,457	17,319	8,371	587	—
Receivables:
Investment securities sold	122	1,593,696	115,642	595,933	—	—
Capital shares sold	—	100,151	25	10,263	25	22,591
Dividends	154,175	188,755	157,487	378,291	44,220	—
Foreign taxes receivable	37,022	29,886	—	50,919	18,038	—
Interest	—	—	—	—	—	1,230,176
Other	5,094	31,321	4,170	2,122	2,040	—
Total assets	24,392,432	142,376,247	17,322,048	102,733,332	7,544,436	50,703,695
Liabilities
Payables:
Bank overdraft	$—	$—	$—	$597,270	$—	$—
Investments purchased	66,400	4,030,269	—	525,365	—	246,751
Capital shares redeemed	978	21,186	2,422	11,072	59,549	151,459
Collateral on securities loaned	690,354	16,717,327	150,800	688,169	136,888	—
Distributions fee	—	—	—	—	—	—
To investment advisor	9,598	71,463	13,239	42,399	5,218	17,105
Other Liabilites	15,652	83,594	8,458	37,517	2,510	17,666
Total Liabilities	782,982	20,923,839	174,919	1,901,792	204,165	432,981
NET ASSETS	23,609,450	121,452,408	17,147,129	100,831,540	7,340,271	50,270,714
* Investments, at cost	22,481,707	124,561,027	16,091,417	104,838,465	6,825,358	51,609,232
** Foreign currencies, at cost	9,990	831,511	591,692	(597,270)	4	—
Net Assets Consist of:
Paid-in capital	$30,560,925	$112,567,221	$13,433,777	$114,308,940	$9,620,079	$56,513,214
Undistributed net investment income (loss)	460,556	(863,873)	78,571	413,930	89,535	243,250
Accumulated net realized gain (loss) on
investments and foreign currencies	(9,121,395)	(5,276,625)	3,295,657	(10,605,837)	(3,026,790)	(4,327,446)
Net unrealized appreciation (depreciation) of
investments and of other assets and
liabilities denominated in foreign currencies	1,709,364	15,025,685	339,124	(3,285,493)	657,447	(2,158,304)
Net Assets applicable to all shares outstanding	$23,609,450	$121,452,408	$17,147,129	$100,831,540	$7,340,271	$50,270,714
Net Assets of Class I shares	$9,496,169	$113,239,350	$2,490,887	$24,533,660	$7,340,271	$50,270,714
Net Assets of Class II shares	11,518,114	8,213,058	14,656,242	26,975,891	—	—
Net Assets of Class III shares	—	—	—	49,321,989	—	—
Net Assets of Class IV shares	—	—	—	—	—	—
Net Assets of Class R shares	2,595,167	—	—	—	—	—
Class I Shares outstanding	1,122,747	2,824,045	184,219	1,808,168	611,038	5,371,990
Class II Shares outstanding	1,493,350	198,953	1,082,826	1,985,017	—	—
Class III Shares outstanding	—	—	—	3,625,251	—	—
Class IV Shares outstanding	—	—	—	—	—	—
Class R Shares outstanding	366,363	—	—	—	—	—
Net Asset Value — Class I Share	$8.46	$40.10	$13.52	$13.57	$12.01	$9.36
Net Asset Value — Class II Share	$7.71	$41.28	$13.54	$13.59	$—	$—
Net Asset Value — Class III Share	$—	$—	$—	$13.61	$—	$—
Net Asset Value — Class IV Share	$—	$—	$—	$—	$—	$—
Net Asset Value — Class R Share	$7.08	$—	$—	$—	$—	$—
(a) Including securities on loan with a values of:	$668,577	$15,715,526	$147,608	$653,061	$130,253	$—

See Accompanying Notes to Financial Statements.
60 & 61

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS

Year Ended March 31, 2008	U.S. Micro Cap	U.S. Emerging Growth	U.S. Ultra Micro Cap	U.S. Systematic Large Cap Growth	U.S. Small to Mid Cap Growth	U.S. Convertible	Global Select
Investment Income
Dividends, net of foreign taxes*	$156,015	$29,974	$71	$193,683	$10,843	$1,577,702	$1,936,152
Interest	4	—	5	—	—	3,133,855	5
Total Income	156,019	29,974	76	193,683	10,843	4,711,557	1,936,157
Expenses
Advisory fee	821,379	88,469	2,059	86,685	18,030	1,107,212	769,012
Administration fees	438,931	48,363	1,002	105,451	14,424	498,241	525,079
Shareholder servicing fees	—	8,635	—	16,094	—	—	—
Professional fees	7,776	1,535	61	2,949	953	20,315	8,987
Trustees’ fees and expenses	17,234	2,443	34	3,943	658	41,572	24,140
Interest and credit facility fee	2,727	164	—	427	1	—	19,764
Miscellaneous	5,498	1,414	9	1,687	161	8,743	15,820
Total Expenses	1,293,545	151,023	3,165	217,236	34,227	1,676,083	1,362,802
Expense offset	(165,727)	(57,887)	(209)	(5,965)	(5,530)	(271,772)	(179,941)
Net Expenses	1,127,818	93,136	2,956	211,271	28,697	1,404,311	1,182,861
Net Investment Income (Loss)	(971,799)	(63,162)	(2,880)	(17,588)	(17,854)	3,307,246	753,296
Net Realized and Unrealized
Gain (Loss) on Investments
Realized gain from:
Securities	5,666,026	1,109,622	(17,628)	1,142,381	(320,604)	2,428,013	32,181,235
Foreign currency transactions	—	—	—	—	—
Net realized gain (loss)	5,666,026	1,109,622	(17,628)	1,142,381	(320,604)	—	14,550
Change in unrealized appreciation of:						2,428,013	32,195,785
Investments	(13,753,967)	(1,932,344)	(44,171)	(1,503,590)	(183,249)	(8,015,589)	(15,321,243)
Other assets and liabilities denominated in
foreign currencies	—	—	—	—	—	—	180,663
Net unrealized appreciation	(13,753,967)	(1,932,344)	(44,171)	(1,503,590)	(183,249)	(8,015,589)	(15,140,580)
Net Gain (Loss) on Investments	(8,087,941)	(822,722)	(61,799)	(361,209)	(503,853)	(5,587,576)	17,055,205
Assets Resulting From Operations	$(9,059,740)	$(885,884)	$(64,679)	$(378,797)	$(521,707)	$(2,280,330)	$17,808,501
* Foreign taxes withheld	$—	$—	$—	$—	$—	$—	$162,470

Year Ended March 31, 2008	International Growth	International Growth Opportunities	Emerging Markets	International Systematic	International All Cap Growth	U.S. High Yield Bond
Investment Income
Dividends, net of foreign taxes*	$844,235	$3,003,742	$670,046	$2,156,702	$328,649	$—
Interest	384	1,657	7,700	—	1,428	5,494,754
Total Income	844,619	3,005,399	677,746	2,156,702	330,077	5,494,754
Expenses
Advisory fee	194,196	1,410,596	327,967	493,107	140,139	274,242
Administration fees	239,041	1,242,068	118,345	295,150	44,515	131,420
Shareholder servicing fees	6,769	—	—	—	—	—
Professional fees	—	11,808	4,661	13,998	570	4,340
Trustees’ fees and expenses	8,364	41,377	8,073	20,702	3,032	13,971
Interest and credit facility fee	893	15,238	11,638	12,336	2,136	—
Miscellaneous	902	10,842	12,321	6,590	2,128	4,210
Total Expenses	450,165	2,731,929	483,005	841,883	192,520	428,183
Expense offset	(121,261)	(565,870)	(72,225)	(243,365)	(43,524)	(54,186)
Net Expenses	328,904	2,166,059	410,780	598,518	148,996	373,997
Net Investment Income (Loss)	515,715	839,340	266,966	1,558,184	181,081	5,120,757
Net Realized and Unrealized
Gain (Loss) on Investments
Realized gain from:
Securities	22,050,147	68,277,741	7,701,862	(6,602,030)	9,348,468	(36,608)
Foreign currency transactions
Net realized gain (loss)	(17,466)	46,859	565	6,481	(3,812)	—
Change in unrealized appreciation of:	22,032,681	68,324,600	7,702,427	(6,595,549)	9,344,656	(36,608)
Investments
Other assets and liabilities denominated in	(11,503,281)	(50,489,387)	(440,273)	(13,800,712)	(4,819,036)	(6,230,507)
foreign currencies	1,286,337	3,713,397	20,545	6,219,370	212,745	—
Net unrealized appreciation	(10,216,944)	(46,775,990)	(419,728)	(7,581,342)	(4,606,291)	(6,230,507)
Net Gain (Loss) on Investments	11,815,737	21,548,610	7,282,699	(14,176,891)	4,738,365	(6,267,115)
Assets Resulting From Operations	$12,331,452	$22,387,950	$7,549,665	$(12,618,707)	$4,919,446	$(1,146,358)
* Foreign taxes withheld	$82,306	$285,058	$62,072	$191,434	$30,026	$—

See Accompanying Notes to Financial Statements.

62 & 63

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	U.S. Micro Cap		U.S. Emerging Growth		U.S. Ultra Micro Cap	U.S. Systematic Large Cap Growth
Years Ended March 31	2008	2007	2008	2007	2008	2008
Increase (Decrease) In Net Assets From Investment Operations:
Net investment income (loss)	$(971,799)	$(615,012)	$(63,162)	$(62,920)	$(2,880)	$(17,588)
Net realized gain (loss)	5,666,026	5,021,292	1,109,622	1,305,006	(17,628)	1,142,381
Net unrealized appreciation (depreciation)	(13,753,967)	(5,804,396)	(1,932,344)	(1,129,950)	(44,171)	(1,503,590)
Investment operations	(9,059,740)	(1,398,116)	(885,884)	112,136	(64,679)	(378,797)
Distributions to Shareholders:
From net investment income
Class I	—	—	—	—	—	—
Class II	—	—	—	—	—	(16,091)
Class IV
From net realized gains
Class I	(9,796,779)	(9,264,776)	(527,551)	(739,964)	—	—
Class II	(98,864)	—	—	—	—	—
Class IV
Class R	—	—	(217,858)	—	—	—
Total distributions	(9,895,643)	(9,264,776)	(745,409)	(739,964)	—	(16,091)
From Capital Share Transactions:
Proceeds from shares sold
Class I	17,361,071	17,798,669	2,539,292	2,347,555	950,827	106,984
Class II	110,838	490,444	—	—	—	2,468,812
Class IV
Class R	—	—	1,124,520	1,241,746	—	486,815
Distributions reinvested
Class I	9,746,287	8,668,832	526,107	513,359	—	—
Class II	98,864	399,499	—	—	—	16,091
Class IV
Class R	—	—	217,859	226,606	—	—
Cost of shares redeemed
Class I	(32,282,224)	(10,288,572)	(1,777,085)	(1,775,938)	—	(262,579)
Class II	(3,054,309)	(3,241,659)	—	—	—	(1,650,704)
Class IV
Class R	—	—	(1,216,005)	(1,234,060)	—	(571,686)
Net increase (decrease) in net assets from share transactions	(8,019,473)	13,827,213	1,414,688	1,319,268	950,827	593,733
Net Increase (Decrease) in Net Assets	(26,974,856)	3,164,321	(216,605)	691,440	886,148	198,845
Net Assets
Beginning	87,097,252	83,932,931	10,585,871	9,894,431	—	17,007,556
Ending	$60,122,396	$87,097,252	$10,369,266	$10,585,871	$886,148	$17,206,401
Undistributed net investment income (loss), ending	$—	$—	$—	$—	$—	$—
Class I — Capital Share Activity
Shares sold	1,152,958	1,099,483	182,466	179,774	95,521	5,151
Distributions reinvested	692,700	588,116	37,552	41,601	—	—
Shares redeemed	(2,167,801)	(659,422)	(131,451)	(138,889)	—	(12,161)
Net Class I Share Activity	(322,143)	1,028,177	88,567	82,486	95,521	(7,010)
Class II — Capital Share Activity
Shares sold	6,464	31,699	—	—	—	113,463
Distributions reinvested	6,952	26,938	—	—	—	704
Shares redeemed	(187,792)	(219,977)	—	—	—	(75,329)
Net Class II Share Activity	(174,376)	(161,340)	—	—	—	38,838
Class IV — Capital Share Activity
Shares sold	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—
Net Class IV Share Activity	—	—	—	—	—	—
Class R — Capital Share Activity
Shares sold	—	—	79,606	95,674	—	23,608
Distributions reinvested	—	—	15,891	18,696	—	—
Shares redeemed	—	—	(86,526)	(98,725)	—	(27,157)
Net Class R Share Activity	—	—	8,971	15,645	—	(3,549)

	U.S. Systematic Large Cap Growth	U.S. Small to Mid Cap Growth	U.S. Convertible
Years Ended March 31	2007	2008	2008	2007
Increase (Decrease) In Net Assets From Investment Operations:
Net investment income (loss)	$16,091	$(17,854)	$3,307,246	$1,202,627
Net realized gain (loss)	1,136,149	(320,604)	2,428,013	2,692,425
Net unrealized appreciation (depreciation)	565,057	(183,249)	(8,015,589)	4,354,669
Investment operations	1,717,297	(521,707)	(2,280,330)	8,249,721
Distributions to Shareholders:
From net investment income
Class I	(1,377)	—	(514,906)	(1,305,908)
Class II	—	—	(122,122)	—
Class IV			(2,605,259)
From net realized gains
Class I	—	—	(150,355)	(3,345,184)
Class II	—	—	(38,002)	—
Class IV			(710,833)
Class R	—	—	—	—
Total distributions	(1,377)	—	(4,141,477)	(4,651,092)
From Capital Share Transactions:
Proceeds from shares sold
Class I	747,760	5,383,713	15,784,572	7,520,973
Class II	5,251,286	—	965,357	4,002,514
Class IV			164,185,347
Class R	577,773	—	—	—
Distributions reinvested
Class I	—	—	654,378	3,631,531
Class II	1,377	—	160,124	426,080
Class IV			4,685
Class R	—	—	—	—
Cost of shares redeemed
Class I	(556,909)	—	(9,010,639)	(3,772,860)
Class II	(4,013)	—	—	(195,251)
Class IV			(127,582)
Class R	(1,190,968)	—	—	—
Net increase (decrease) in net assets from share transactions	4,826,306	5,383,713	172,616,242	105,050,078
Net Increase (Decrease) in Net Assets	6,542,226	4,862,006	166,194,435	108,648,707
Net Assets
Beginning
Ending	10,465,330	—	143,909,487	35,260,780
Undistributed net investment income (loss), ending	$17,007,556	$4,862,006	$310,103,922	$143,909,487
Class I — Capital Share Activity	$16,091	$—	$41,918	$25,853
Shares sold
Distributions reinvested	38,919	539,027	630,900	318,723
Shares redeemed	—	—	25,119	155,568
Net Class I Share Activity	(28,488)	—	(338,123)	(159,075)
Class II — Capital Share Activity	10,431	539,027	317,896	315,216
Shares sold
Distributions reinvested	299,668	—	36,196	165,539
Shares redeemed	73	—	6,118	18,203
Net Class II Share Activity	(222)	—	—	(8,058)
Class IV — Capital Share Activity	299,519	—	42,314	175,684
Shares sold	—	—	6,197,172	3,980,754
Distributions reinvested	—	—	180	—
Shares redeemed	—	—	(4,794)	—
Net Class IV Share Activity	—	—	6,192,558	3,980,754
Class R — Capital Share Activity
Shares sold	31,541	—	—	—
Distributions reinvested	—	—	—	—
Shares redeemed	(65,681)	—	—	—
Net Class R Share Activity	(34,140)	—	—	—
See Accompanying Notes to Financial Statements.

64 & 65

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Global Select		International Growth		International Growth Opportunities		Emerging Markets
Year Ended March 31	2008	2007	2008	2007	2008	2007	2008	2007
Increase (Decrease) In Net Assets
From Investment Operations:
Net investment income	$753,296	$644,504	$515,715	$461,096	$839,340	$214,508	$266,966	$8,013
Net realized gain (loss)	32,195,785	23,421,528	22,032,681	19,578,811	68,324,600	22,318,005	7,702,427	4,406
Net unrealized appreciation (depreciation)	(15,140,580)	(8,352,881)	(10,216,944)	(7,320,021)	(46,775,990)	17,888,482	(419,728)	758,852
Net unrealized appreciation (depreciation)
in net assets from investment operations	17,808,501	15,713,151	12,331,452	12,719,886	22,387,950	40,420,995	7,549,665	771,271
Distributions to Shareholders:
From net investment income
Class I	(612,353)	(53,126)	(102,579)	(455,849)	(2,374,268)	—	(14,063)	(6,966)
Class II	(2,152)	—	(264,648)	—	(69,543)	—	(174,362)	—
Class III	—	—	—	—	—	—	—	—
Class R	—	—	(122,626)	—	—	—	—	—
From net realized gains
Class I	(14,408,538)	(18,653,269)	(6,119,767)	(13,553,285)	(36,837,182)	(7,183,710)	(291,347)	—
Class II	(5,564,143)	—	(7,384,655)	—	(3,939,300)	—	(4,120,846)	—
Class III	—	—	—	—	(12,535)	—	—	—
Class R	—	—	(2,036,861)	—	—	—	—	—
Total distributions	(20,587,186)	(18,706,395)	(16,031,136)	(14,009,134)	(43,232,828)	(7,183,710)	(4,600,618)	(6,966)
From Capital Share Transactions:
Proceeds from shares sold
Class I	3,385,644	4,229,593	4,506,739	3,016,780	60,762,777	26,262,922	2,500,423	1,012,755
Class II	2,410,773	1,644,792	12,456,347	50,000	1,218,257	31,161,698	115,682	38,573,618
Class III	—	—	—	—	45,968	13,150	—	—
Class IV	—	—	—	—	26,893	37,314,972	—	—
Class R	—	—	952,934	995,312	—	—	—	—
Distributions reinvested
Class I	11,901,041	7,842,519	6,217,911	6,370,440	37,309,080	3,129,833	305,410	6,966
Class II	5,566,296	9,653,425	7,649,303	7,369,591	—	1,392,423	4,295,207	—
Class III	—	—	—	—	12,534	188,795	—	—
Class IV	—	—	—	—	—	2,008,361	—	—
Class R	—	—	2,159,486	269,106	—	—	—	—
Cost of shares redeemed
Class I	(51,776,128)	(9,686,380)	(11,550,042)	(39,097,481)	(52,627,289)	(47,558,129)	(54,413)	(1,182,489)
Class II	(96,844,060)	(19,104,263)	(63,923,305)	(11,428,000)	(75,339,925)	(342,687)	(32,139,382)	—
Class III	—	—	—	—	(5,460,800)	(3,000,000)	—	—
Class IV	—	—	—	—	(75,746,255)	(13,052,589)	—	—
Class R	—	—	(873,729)	(709,385)	—	—	—	—
Net increase (decrease) in net assets
from share transactions	(125,356,434)	(5,420,314)	(42,404,356)	(33,163,637)	(109,798,760)	37,518,749	(24,977,073)	38,410,850
Net Increase (Decrease) in Net Assets	(128,135,119)	(8,413,558)	(46,104,040)	(34,452,885)	(130,643,638)	70,756,034	(22,028,026)	39,175,155
Net Assets
Beginning	169,420,890	177,834,448	69,713,490	104,166,375	252,096,046	181,340,012	39,175,155	—
Ending	$41,285,771	$169,420,890	$23,609,450	$69,713,490	$121,452,408	$252,096,046	$17,147,129	$39,175,155
Undistributed net investment income, ending	$1,041,786	$605,808	$460,556	$3,363,093	$(863,873)	$4,161,906	$78,571	$(8,916)
Shares sold	192,981	229,759	318,579	134,231	1,089,540	511,290	160,501	101,715
Distributions reinvested	835,747	441,086	675,126	302,921	841,432	61,891	19,806	—
Shares redeemed	(2,669,279)	(519,507)	(542,226)	(1,787,977)	(920,041)	(921,085)	(3,445)	(94,358)
Net Class I Share Activity	(1,640,551)	151,338	451,479	(1,350,825)	1,010,931	(347,904)	176,862	7,357
Shares sold	114,030	82,682	615,162	2,199	20,169	605,599	7,699	3,057,987
Distributions reinvested	382,826	542,632	911,717	350,266	—	27,421	278,367	—
Shares redeemed	(4,713,094)	(1,045,918)	(2,377,559)	(496,447)	(1,099,006)	(6,439)	(2,261,227)	—
Net Class II Share Activity	(4,216,238)	(420,604)	(850,680)	(143,982)	(1,078,837)	626,581	(1,975,161)	3,057,987
Shares sold	—	—	—	—	669	270	—	—
Distributions reinvested	—	—	—	—	273	3,727	—	—
Shares redeemed	—	—	—	—	(82,580)	(58,121)	—	—
Net Class III Share Activity	—	—	—	—	(81,638)	(54,124)	—	—
Shares sold	—	—	—	—	402	741,231	—	—
Distributions reinvested	—	—	—	—	—	39,620	—	—
Shares redeemed	—	—	—	—	(1,212,404)	(255,292)	—	—
Net IV Share Activity	—	—	—	—	(1,212,002)	525,559	—	—
Shares sold	—	—	48,877	45,495	—	—	—	—
Distributions reinvested	—	—	279,726	13,108	—	—	—	—
Shares redeemed	—	—	(67,553)	(33,088)	—	—	—	—
Net Class R Share Activity	—	—	261,050	25,515	—	—	—	—

	International Systematic		International All Cap Growth		U.S. High Yield Bond
Year Ended March 31	2008	2007	2008	2007	2008	2007
Increase (Decrease) In Net Assets
From Investment Operations:
Net investment income	$1,558,184	$438,885	$181,081	$106,129	$5,120,757	$8,216,721
Net realized gain (loss)	(6,595,549)	2,117,989	9,344,656	3,010,452	(36,608)	646,077
Net unrealized appreciation (depreciation)	(7,581,342)	3,504,485	(4,606,291)	157,864	(6,230,507)	2,536,959
Net unrealized appreciation (depreciation)
in net assets from investment operations	(12,618,707)	6,061,359	4,919,446	3,274,445	(1,146,358)	11,399,757
Distributions to Shareholders:
From net investment income
Class I	(362,782)	(69,846)	(289,056)	(120,976)	(4,645,370)	(8,509,740)
Class II	(344,624)	—	—	—	(708,781)	—
Class III	(685,445)	—	—	—	—	—
Class R	—	—	—	—	—	—
From net realized gains
Class I	(1,381,086)	(815,593)	(1,461,993)	(814,495)	—	—
Class II	(1,380,699)	—	—	—	—	—
Class III	(2,628,903)	—	—	—	—	—
Class R	—	—	—	—	—	—
Total distributions	(6,783,539)	(885,439)	(1,751,049)	(935,471)	(5,354,151)	(8,509,740)
From Capital Share Transactions:
Proceeds from shares sold
Class I	28,313,307	50,370,893	3,445,406	687,166	15,112,012	17,430,335
Class II	26,458,558	28,284,448	—	—	57,244	9,007
Class III	29,728	52,389,299	—	—	—	—
Class IV	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Distributions reinvested
Class I	1,681,704	885,438	1,751,051	935,471	4,260,974	4,747,362
Class II	1,725,322	—	—	—	5,404	14,060
Class III	3,314,349	—	—	—	—	—
Class IV	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Cost of shares redeemed
Class I	(4,245,485)	(53,280,511)	(24,851,609)	(696,616)	(27,693,992)	(41,154,418)
Class II	(8,925,925)	(16,538,521)	—	—	(32,698,711)	(10,043,336)
Class III	(66,872)	—	—	—	—	—
Class IV	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Net increase (decrease) in net assets
from share transactions	48,284,686	62,111,046	(19,655,152)	926,021	(40,957,069)	(28,996,990)
Net Increase (Decrease) in Net Assets	28,882,440	67,286,966	(16,486,755)	3,264,995	(47,457,578)	(26,106,973)
Net Assets
Beginning	71,949,100	4,662,134	23,827,026	20,562,031	97,728,292	123,835,265
Ending	$100,831,540	$71,949,100	$7,340,271	$23,827,026	$50,270,714	$97,728,292
Undistributed net investment income, ending	$413,930	$232,004	$89,535	$230,581	$243,250	$379,859
Shares sold	1,688,592	3,359,152	244,259	50,330	1,521,238	1,746,153
Distributions reinvested	110,493	59,385	133,363	69,811	433,889	474,222
Shares redeemed	(279,597)	(3,470,050)	(1,419,579)	(49,417)	(2,806,757)	(4,113,220)
Net Class I Share Activity	1,519,488	(51,513)	(1,041,957)	70,724	(851,630)	(1,892,845)
Shares sold	1,621,046	1,826,780	—	—	5,705	899
Distributions reinvested	113,210	—	—	—	386	1,407
Shares redeemed	(544,129)	(1,031,890)	—	—	(3,305,489)	(976,681)
Net Class II Share Activity	1,190,127	794,890	—	—	(3,299,398)	(974,375)
Shares sold	1,938	3,409,885	—	—	—	—
Distributions reinvested	217,334	—	—	—	—	—
Shares redeemed	(3,906)	—	—	—	—	—
Net Class III Share Activity	215,366	3,409,885	—	—	—	—
Shares sold	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—
Net IV Share Activity	—	—	—	—	—	—
Shares sold	—	—	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—
Net Class R Share Activity	—	—	—	—	—	—

See Accompanying Notes to Financial Statements.

66 & 67

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE A — ORGANIZATION

Nicholas-Applegate Institutional Funds (the “Trust”) is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of thirteen separate portfolios (collectively, the “Funds” and each, a “Fund”). Each Fund’s investment objectives, strategies and risks are discussed in the Funds’ current prospectuses. All of the Funds have issued Class I shares (“Class I”), seven Funds have issued Class II shares (“Class II”), one Fund has issued Class III shares (“Class III”), one Fund has issued Class IV shares (“Class IV”) and three Funds have issued Retirement shares (“Class R”). No shares have a sales charge. Class R shares are charged a distribution fee. The Funds offering Class I, Class II, Class III and Class IV shares are covered in this report.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

Security Valuations

Equity securities, including ADRs, SDRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non- U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Adviser to best reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Adviser. The Adviser has determined the Xetra is the primary market in Germany. Equity Linked Notes (“ELN’s) are valued by using the closing local price for the underlying security and are translated into U.S. dollars at the exchange rate struck at the close of the London Stock Exchange.

The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bid and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Adviser’s portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Pricing Committee believe were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation.

Security Transactions and Investment Income

Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

Non-U.S. Currency Transactions

At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non- U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non- U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds’ management strategy. There were no such forward non-U.S. currency contracts at March 31, 2008.

Futures Contracts

Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at March 31, 2008.

Options Contracts

The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts. There were no such options contracts at March 31, 2008.

Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging securities market. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Securities Lending

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund’s total assets. The loans are secured by collateral in the form of cash, cash equivalents, U.S. government and agency securities equal to at least 102% of the market value of securities loaned on U.S. securities and 105% of the market value loaned on non-U.S. securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bear the risk of loss in the event the securities purchased with cash collateral depreciate in value. Loans are subject to termination at the option of the borrower or the Fund. The market value of securities on loan and the related collateral at March 31, 2008 were:

Fund	Market Value	Collateral
U.S. Micro Cap	$6,463,304	$6,714,510
U.S. Emerging Growth	1,294,828	1,328,506
U.S. Systematic Large Cap Growth	56,080	57,250
Global Select	2,091,524	2,205,728
International Growth	668,577	690,354
International Growth Opportunities	15,715,526	16,717,327
Emerging Markets	147,608	150,800
International Systematic	653,061	688,169
International All Cap Growth	130,253	136,888

Credit Facility

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2009. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended March 31, 2008, the Funds did not borrow against the line of credit.

Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — Continued

Fund Expenses and Multi-Class Allocations

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

During the year ended March 31, 2008, many of the brokers with whom the Adviser places trades on behalf of the Funds provided services to the Funds in addition to trade execution. These services included payments of certain expenses on behalf of the Funds. In addition, through arrangements with the Funds’ custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds’ expenses. During the period ended March 31, 2008, the credits used to reduce the Funds’ expenses were:

Fund	Credit Interest Offset	Direct Brokerage Offset	Security Lending Offset
U.S. Micro Cap	35,952	14,122	115,653
U.S. Emerging Growth	11,585	493	45,809
U.S. Ultra Micro Cap	209	—	—
U.S. Systematic Large Cap Growth	9,235	(1,769)	(1,501)
U.S. Small to Mid Cap Growth	2,587	2,943	—
U.S. Convertible	268,326	—	3,446
Global Select	69,791	3,746	106,404
International Growth	21,879	(8,668)	108,050
International Growth Opportunities	123,996	47,138	394,736
Emerging Markets	34,723	835	36,667
International Systematic	122,656	54,043	66,666
International All Cap Growth	14,927	7,430	21,167
U.S. High Yield Bond	54,186	—	—

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C — FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required.

The Financial Accounting Standards Board (“FASB”) has recently issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No.109 (“FIN 48”), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. FIN 48 requires the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statement of operations. Management has reviewed the tax positions for each of the three open tax years as of March 31, 2008 and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds’ tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

Distributions to Shareholders

The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds’ capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

The tax characters of distributions paid during the fiscal year ended March 31, 2008 were as follows:

	Distribution paid from:
Fund	Ordinary Income	Net long term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid(1)
U.S. Micro Cap	2,775,867	7,119,776	9,895,643	—	9,895,643
U.S. Emerging Growth	—	745,409	745,409	—	745,409
U.S. Ultra Micro Cap	—	—	—	—	—
U.S. Systematic Large Cap Growth	16,091	—	16,091	—	16,091
U.S. Small to Mid Cap Growth	—	—	—	—	—
U.S. Convertible	3,242,287	899,190	4,141,477	—	4,141,477
Global Select	7,863,884	12,723,302	20,587,186	—	20,587,186
International Growth	3,113,776	12,917,360	16,031,136	—	16,031,136
International Growth Opportunities	18,430,532	24,802,296	43,232,828	—	43,232,828
Emerging Markets	4,535,495	65,123	4,600,618	—	4,600,618
International Systematic	6,301,754	481,785	6,783,539	—	6,783,539
International All Cap Growth	289,056	1,461,993	1,751,049	—	1,751,049
U.S. High Yield Bond	5,354,151	—	5,354,151	—	5,354,151

The tax characters of distributions paid during the fiscal year ended March 31, 2007 were as follows:

	Distribution paid from:
Fund	Ordinary Income	Net long term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid(1)
U.S. Micro Cap	5,602,977	3,661,799	9,264,776	—	9,264,776
U.S. Emerging Growth	—	739,964	739,964	—	739,964
U.S. Systematic Large Cap Growth	1,377	—	1,377	—	1,377
U.S. Convertible	1,305,908	3,345,184	4,651,092	—	4,651,092
Global Select	8,281,420	10,424,975	18,706,395	—	18,706,395
International Growth	6,638,836	7,370,298	14,009,134	—	14,009,134
International Growth Opportunities	—	7,183,710	7,183,710	—	7,183,710
Emerging Markets	6,966	—	6,966	—	6,966
International Systematic	747,001	138,438	885,439	—	885,439
International All Cap Growth	120,976	814,495	935,471	—	935,471
U.S. High Yield Bond	8,509,740	—	8,509,740	—	8,509,740

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — Continued

As of March 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Components of accumulated earnings/(deficit):
Fund	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated earnings	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total accumulated earning/(deficit)
U.S. Micro Cap	—	—	—	(950,767)(2)	(1,917,780)(3)	(2,868,547)
U.S. Emerging Growth	—	—	—	(4,963,910)(2)	(475,049)(3)	(5,438,959)
U.S. Ultra Micro Cap	—	—	—	(12,315)(2)	(49,484)(3)	(61,799)
U.S. Systematic Large Cap Growth	—	—	—	(6,739,996)(2)	438,206(3)	(6,301,790)
U.S. Small to Mid Cap Growth	—	—	—	(320,425)(2)	(183,428)(3)	(503,853)
U.S. Convertible	849,262	1,052,403	1,901,665	(6,287,114)(2)	894,873(3)	(3,490,576)
Global Select	11,417,868	20,545,145	31,963,013	(2,158,980)(2)	5,743,465(4)	35,547,498
International Growth	460,556	3,212,580	3,673,136	(12,311,906)(2)	1,687,295(3)	(6,951,475)
International Growth Opportunities	5,778,192	8,811,650	14,589,843	(19,734,285)(2)	14,029,630(4)	8,885,187
Emerging Markets	3,315,108	183,454	3,498,561	—	214,790(3)	3,713,352
International Systematic	425,455	—	425,455	(10,031,494)(2)	(3,871,361)(3)	(13,477,400)
International All Cap Growth	224,682	1,426,788	1,651,470	(4,580,346)(2)	649,068(3)	(2,279,808)
U.S. High Yield Bond	243,250	—	243,251	(4,161,345)(2)	(2,377,445)(3)	(6,295,540)

(1)	Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.

(2)	The following Funds had net capital loss carryforwards of approximately:

Fund	Net Capital Loss CarryForward (in 000’s)	Expiration	Post October Losses (in 000’s)
U.S. Micro Cap			951
U.S. Emerging Growth	1,030	March 31, 2011	110
	3,824	March 31, 2010
U.S. Ultra Micro Cap			12
U.S. Systematic Large Cap Growth	321	March 31, 2012
	2,665	March 31, 2011
	3,754	March 31, 2010
U.S. Small to Mid Cap Growth	99	March 31, 2016	221
U.S. Convertible	5,427	March 31, 2011	860
Global Select	1,079	March 31, 2010
	1,079	March 31, 2009
International Growth	10,739	March 31, 2011
	1,573	March 31, 2010
International Growth Opportunities	19,734	March 31, 2011
International Systematic			10,031
International All Cap Growth	1,527	March 31, 2011
	3,053	March 31, 2010
U.S. High Yield Bond	2,948	March 31, 2011	604
	609	March 31, 2010

To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The availability of loss carryforwards to any future years may be substantially limited as a result of past or future ownership changes as determined under Internal Revenue Code Section 382.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended March 31, 2008, the Fund deferred to April 1, 2008 , post October capital and currency losses.

(3)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales

(4)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and mark to market on PFICs

NOTE D — TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

The Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Funds. The investment Advisory Fee rates for each of the Funds are listed in the table below.

Administrative & Shareholder Services Fee

On January 24, 2006, the Funds entered into an Administration Agreement whereby the Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class I, II, III & IV shareholders of the Funds pay an administrative fee to the Adviser computed as a percentage of the Funds’ average net assets attributable in the aggregate to Class I, II, III & IV shares. The Adviser, in turn, provides or procures administrative and shareholder services for Class I, II, III & IV shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class I, II, III & IV shareholders, such as brokerage fees, taxes, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of one interested Trustee and the Independent Trustees of the Trust and their counsel.

The investment advisory and administrative services fees are charged at the following annual rates:

	Advisory Fee		Administration Fee*
Fund		Class I	Class II	Class III	Class IV
U.S. Micro Cap	1.00%	0.54%	—	—	—
U.S. Emerging Growth	0.75%	0.41%	—	—	—
U.S. Ultra Micro Cap (1)	1.50%	0.73%	—	—	—
U.S. Systematic Large Cap Growth	0.45%	0.64%	0.49%	—	—
U.S. Small to Mid Cap Growth	0.50%	0.40%	—	—	—
U.S. Convertible	0.55%	0.44%	0.34%	—	0.19%
Global Select	0.65%	0.47%	0.42%	—	—
International Growth	0.50%	0.86%	0.46%	—	—
International Growth Opportunities	0.70%	0.69%	0.54%	—	—
Emerging Markets	0.90%	0.42%	0.32%	—	—
International Systematic	0.50%	0.48%	0.33%	0.23%	—
International All Cap Growth	0.85%	0.27%	—	—	—
U.S. High Yield Bond	0.40%	0.20%	—	—	—

(1)	Commenced 1/28/08
*	Excludes trustees’ fees and expenses, tax, brokerage and interest expenses, and extraordinary expenses.

Securities Lending Fees

The U.S. Micro Cap and U.S. Systematic Large Cap Growth Fund participate in an agency securities lending program with an affiliated agent, Dresdner Bank AG a direct subsidiary to Allianz AG and affiliate to the Trust (“Dresdner Program”). Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided pursuant to the Dresdner Program Agency Agreement between the Funds and Dresdner Bank AG. The amount paid to Dresdner Bank AG for the year ended March 31, 2008 was $13,576. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — Continued

Trustee Compensation

Certain officers of the Trust are also officers of the Investment Adviser and the Distributor. During the period ended March 31, 2008, the Trustees who were not affiliated with the Investment Adviser received aggregate annual compensation of $185,546 from the Trust. Effective February 2008, the Trustees who are not affiliated with the Investment Adviser will receive annual compensation of approximately $34,000 each from the Trust, except for the chairman of the Board of Trustees of the Trust and the chairman of the Audit Committee, who will receive annual compensation of approximately $40,000 and $39,000, respectively, from the Trust.

NOTE E — INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended March 31, 2008, to indicate the volume of transactions in each Fund. The tax cost of securities held at March 31, 2008, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

Fund	Purchases (in 000’s)	Sales (in 000’s)	Tax Cost (in 000’s)	Gross Unrealized Appreciation (in 000’s)	Gross Unrealized Depreciation (in 000’s)	Net Unrealized Appreciation (Depreciation) (in 000’s)
U.S. Micro Cap	$112,739	$132,126	$68,723	$7,161	$(9,079)	$(1,918)
U.S. Emerging Growth	14,995	14,399	12,140	866	(1,341)	(475)
U.S. Ultra Micro Cap	1,055	117	935	40	(89)	(49)
U.S. Systematic Large Cap Growth	20,086	20,064	16,823	1,921	(1,483)	438
U.S. Small to Mid Cap Growth	10,254	5,018	5,048	293	(476)	(183)
U.S. Convertible	351,027	180,388	310,457	11,669	(10,774)	895
Global Select	91,373	234,718	36,810	8,324	(2,595)	5,729
International Growth	42,177	98,590	22,504	4,004	(2,324)	1,680
International Growth Opportunities	169,410	328,427	125,557	25,102	(11,071)	14,031
Emerging Markets	62,918	92,214	16,216	2,017	(1,839)	178
International Systematic	231,826	191,922	105,424	8,789	(12,526)	(3,737)
International All Cap Growth	17,225	38,868	6,834	1,197	(551)	646
U.S. High Yield Bond	52,841	85,271	51,828	493	(2,870)	(2,377)

Gains and losses resulting from the subscriptions-in-kind and redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the year ended March 31, 2008, the U.S. Micro Cap, U.S. Small to Mid Cap Growth, and Emerging Markets Funds had subscriptions-in-kind valued at $4,689,112, $5,325,073, and $1,600,545, respectively. The International Growth, International Growth Opportunities, and International All Cap Growth Funds had redemptions-in-kind valued at $62,922,703, $91,358,169 and $23,642,996, respectively. In addition to the redemptions-in-kind the International Growth, International Growth Opportunities, and International All Cap Growth Funds had realized gains of $14,673,319, $16,714,438 and $6,011,641, respectively.

NOTE F — FINANCIAL INSTRUMENTS

The Funds may be party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates.

The contract amounts indicate the extent of the Funds’ involvement in such contracts. For the year ended March 31, 2008 the Funds were not party to any such agreements.

NOTE G — NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 157 will have on the Trust’s financial statement disclosure.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Nicholas-Applegate Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios comprising the Nicholas-Applegate Institutional Funds (collectively, the "Funds") at March 31, 2008, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and each of their financial highlights for the five years in the period then ended (for the Nicholas-Applegate International All-Cap Growth Fund, for the three years in the period ended March 31, 2008), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Nicholas-Applegate International All-Cap Growth Fund for the two years in the period ended March 31, 2005 were audited by another independent registered public accounting firm whose report dated April 22, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Los Angeles, California
May 27, 2008

SHAREHOLDER EXPENSE EXAMPLE — (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return if 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period* October 1, 2007 to March 31, 2008	Annualized Expense Ratio
U.S. Micro Cap Growth — Class I
Actual	$1,000.00	$ 780.50	$7.48	1.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47	1.68%
U.S. Emerging Growth — Class I
Actual	$1,000.00	$ 802.40	$5.50	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16	1.22%
U.S. Ultra Micro Cap — Class I (1)
Actual	$1,000.00	$ 928.00	$11.13	2.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.45	$11.63	2.31%
U.S. Systematic Large Cap Growth — Class I
Actual	$1,000.00	$ 856.80	$5.34	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%
U.S. Systematic Large Cap Growth — Class II
Actual	$1,000.00	$ 857.30	$4.64	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%
U.S. Small to Mid Cap Growth — Class I
Actual	$1,000.00	$ 839.10	$1.44	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$1.58	0.97%
U.S. Convertible — Class I
Actual	$1,000.00	$ 939.50	$5.04	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.25	1.04%
U.S. Convertible — Class II
Actual	$1,000.00	$ 939.70	$4.56	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$4.75	0.94%
U.S. Convertible — Class IV
Actual	$1,000.00	$ 940.60	$3.78	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94	0.78%
Global Select — Class I
Actual	$1,000.00	$ 882.10	$5.69	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.11	1.21%

	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period* October 1, 2007 to March 31, 2008	Annualized Expense Ratio
Global Select — Class II
Actual	$1,000.00	$ 882.20	$5.51	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.91	1.17%
International Growth — Class I
Actual	$1,000.00	$ 914.10	$6.60	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.96	1.38%
International Growth — Class II
Actual	$1,000.00	$ 915.30	$4.74	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.00	0.99%
International Growth Opportunities — Class I
Actual	$1,000.00	$ 860.60	$6.79	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.36	1.46%
International Growth Opportunities — Class II
Actual	$1,000.00	$ 861.20	$4.00	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.34	0.86%
Emerging Markets Fund — Class I
Actual	$1,000.00	$ 918.30	$7.05	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.41	1.47%
Emerging Markets Fund — Class II
Actual	$1,000.00	$ 918.90	$6.52	1.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.86	1.36%
International Systematic Fund — Class I
Actual	$1,000.00	$ 842.90	$4.79	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.25	1.04%
International Systematic Fund — Class II
Actual	$1,000.00	$ 843.50	$4.15	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%
International Systematic Fund — Class III
Actual	$1,000.00	$ 844.20	$3.83	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19	0.83%
International All Cap Growth — Class I
Actual	$1,000.00	$ 916.50	$5.70	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.01	1.19%
U.S. High Yield Bond — Class I
Actual	$1,000.00	$ 978.40	$3.17	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.23	0.64%
(1)	U.S. Ultra Micro Cap Fund’s Class I beginning account value on 01/28/08 (Class inception date)
*	Expenses are equal to the Fund’s annualized expense ratio; multiplied by the average account value over the period.

SUPPLEMENTARY INFORMATION — (Unaudited)

PROXY VOTING — (UNAUDITED)

The Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds’ securities were voted, please call the Funds at 1-800-551-8043 or visit the Funds’ website at www.nacm.com. You may also view how the Fund’s securities were voted by visiting the Securities & Exchange Commission’s website at www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, by calling the Funds at 1-800-551-8043 and from the SEC’s website at www.sec.gov.

ADDITIONAL FEDERAL TAX INFORMATION (UNAUDITED)

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2008, the following percentages represent the amount of qualified income within each Fund:

U.S. Micro Cap	9.38%
U.S. Systematic Large Cap Growth	100.00
U.S. Convertible	26.69
Global Select	26.06
International Growth	43.87
International Growth Opportunities	17.10
Emerging Markets	8.11
International Systematic	32.68
International All Cap Growth	96.10

The amounts which represent income derived from sources within, and taxes paid to non-U.S. countries or possessions of the United States are as follows:

Fund	Foreign Source Income	FTC Total:
Global Select	$1,631,550	$86,112
International Growth	926,541	55,560
International Growth Opportunities	3,288,800	160,385
Emerging Markets	714,338	53,613
International Systematic	2,348,136	143,061
International All Cap Growth	358,660	20,579

The percentage of ordinary dividends paid by the Funds during the year ended March 31, 2008, which qualify for the Dividends Received Deduction available to corporate shareholders was:

Fund	Percentage:
U.S. Micro Cap	4.54%
U.S. Systematic Large Cap Growth	100.00
U.S. Convertible	21.73
Global Select	5.71
Emerging Markets	0.21

The Funds hereby designate the following approximate amounts as capital gains distributions for the purpose of the Dividends Paid Deduction:

Fund	Amounts:
U.S. Micro Cap	$7,119,776
U.S. Emerging Growth	745,409
U.S. Convertible	899,190
Global Select	12,723,302
International Growth	12,917,360
International Growth Opportunities	24,802,296
Emerging Markets	65,123
International Systematic	481,785
International All Cap Growth	1,461,993

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

QUARTERLY FILING

The Funds provide a complete list of portfolio holdings four times in each fiscal year, at the end of each calendar quarter. For the second and fourth quarters, the portfolio holdings appear in the Funds’ semiannual and annual reports to shareholders. For the first and third quarters, the Funds file their portfolio holdings with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Funds’ Form N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

TRUSTEE APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Based upon the recommendation of the Contract Committee of the Board of Trustees, a Committee comprised of all of the Independent Trustees of the Trust (“Funds”), the Trustees unanimously approved the continuance of the Investment Advisory Agreement between the Funds and Nicholas-Applegate Capital Management (“Nicholas-Applegate”) at a meeting held November 14, 2007. In approving the Investment Advisory Agreement, the Board of Trustees, through its Contract Committee, evaluated a comprehensive package of materials, including performance and expense data for other funds with similar asset sizes, investment objectives and policies that had been provided by Lipper Inc. (“Lipper”). Prior to making its recommendation, the Contract Committee reviewed the proposed continuance of the Investment Advisory Agreement with representatives of Nicholas-Applegate and with independent legal counsel to the independent Trustees of the Trust. Members of the Contract Committee also met privately with independent legal counsel to discuss the factors they felt were relevant. The factors included: (1) comparative performance data for each of the Funds and other funds with similar investment objectives/policies and to a relevant index; (2) the nature, extent and quality of investment advisory services rendered by Nicholas-Applegate; (3) marketing and sales efforts dedicated to the Funds; (4) compensation paid to Nicholas-Applegate; (5) costs borne by Nicholas-Applegate; (6) comparative fee and expense data for each of the Funds and other funds with similar investment objectives/policies; (7) Nicholas-Applegate’s policies and practices regarding allocation of portfolio transactions, best price and execution of portfolio transactions, and soft dollar arrangements; (8) fair valuation policy and procedures; (9) expense off-set arrangements; (10) portfolio turnover rates; (11) fall-out benefits, such as research received pursuant to Section 28(e) of the Securities Exchange Act of 1934; (12) fees that Nicholas-Applegate charges its other clients with similar investment objectives/policies; (13) experience and qualifications of each of the members of the portfolio management teams; (14) material changes in personnel managing the Funds; (15) the time dedicated by Nicholas-Applegate’s President and its Chief Investment Officer to the Funds; and (16) Allianz’s commitment to Nicholas-Applegate.

The Contract Committee also considered their confidence in Nicholas-Applegate’s integrity and competence, and Nicholas-Applegate’s responsiveness to questions and issues raised by the Trustees, including its willingness to consider and implement changes designed to improve investment and operational results. In their deliberations, the Contract Committee did not identify any particular information that was controlling, and each member of the Contract Committee attributed different weights to the various factors. The Contract Committee determined that the fees of the Investment Advisory Agreement between each of the Funds and Nicholas-Applegate were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Contract Committee considered relevant in the exercise of their reasonable judgment. The Contract Committee also separately discussed the material factors and conclusions that formed the basis for the Contract Committee to recommend to the Board of Trustees to approve the Investment Advisory Agreement for each of the Funds.

SERVICES PROVIDED BY NICHOLAS-APPLEGATE

The Contract Committee noted that Nicholas-Applegate manages the portfolios of each of the Funds under the direction of the Board of Trustees. Nicholas-Applegate manages each Fund consistent with each Fund’s investment objectives and policies. Nicholas-Applegate provides each Fund with office space and such other services and personnel as are necessary for its operations. The Contract Committee considered the scope and quality of services provided by Nicholas-Applegate under the Investment Advisory Agreement. The Contract Committee considered the quality of the investment research capabilities of Nicholas-Applegate and the other services to be provided to the Funds by Nicholas-Applegate, such as selecting broker-dealers for executing portfolio transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Board Committees and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Contract Committee concluded that the nature, extent and quality of the services provided by Nicholas-Applegate to the Funds were appropriate and consistent with the terms of the Investment Advisory Agreement and that the Funds’ will continue to benefit from services provided under the Investment Advisory Agreement with Nicholas-Applegate.

COST OF SERVICES & FUND EXPENSES

The Contract Committee examined the fee information and expenses for each of the Funds in comparison to information from other comparable funds as provided by Lipper. The Contract Committee agreed that overall the Funds’ management fees and expense ratios were reasonable in relation to the management fees and expense ratios of the Funds’ peer groups selected by Lipper. The Contract Committee also reviewed Nicholas-Applegate’s management fees charged to its institutional separate account clients and for sub-advised funds (funds for which the Nicholas-Applegate

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

provides portfolio management services only). The Committee found that in almost all instances sub-advisory and institutional separate account fees are in line with the Funds’ management fee. The Contract Committee reviewed the profitability analysis for each Fund and discussed the methodology used by Nicholas-Applegate to assess profitability. They noted that only 4 of the Funds were profitable and found the level of profitability was fair and reasonable as compared to similar separate accounts and sub-advised funds managed by Nicholas-Applegate.

The Contract Committee concluded that the management fees and other compensation to be paid by the Funds to Nicholas-Applegate were reasonable in relation to the nature and quality of the services to be provided, taking into account (1) the fees charged by other advisers for managing comparable mutual funds with similar strategies and assets; (2) the fees that Nicholas-Applegate charges to other clients; (3) the estimated overall expense ratio of the Funds, taking into account the Funds’ expense offset arrangements with brokers, custodians and third party services providers. The Committee concluded that compensation paid to Nicholas-Applegate was comparable to the mean or median expense ratios of their peers.

INVESTMENT RESULTS

The Contract Committee considered the investment results of each of the Funds as compared to funds with similar investment objectives and policies as determined by Lipper and with relevant securities indices. In addition to the information received by the Contract Committee for their meeting, Nicholas-Applegate provides detailed performance information for each Fund at each regular meeting of the Board of Trustees. The Contract Committee reviewed information showing absolute and relative performance of each Fund over 1-year, 3-year, 5-year and 10-year periods as applicable.

U.S. Micro Cap Fund.

The Contract Committee reviewed the information reporting performance of the US Micro Cap Fund compared to its Lipper peer group and the Russell 2000 Growth Index and the Russell Micro Cap Growth Index. The comparative information showed the Fund had performed strongly relative to its peers and outperformed the Indexes for the 1-year, 3-year and 5-year periods. The Committee concluded that based on their review the Fund had performed very well relative to its peers and benchmarks.

U.S. Emerging Growth Fund.

The Contract Committee reviewed information showing performance of the Fund compared to its Lipper peer group and the Russell 2000 Growth Index. The comparative information showed the Fund outperformed its peer group and outperformed the Russell 2000 Growth Index for the 1-year, 5-year and 10-year periods. The Contract Committee concluded that the Fund’s relative performance over time had been very good.

U.S. Ultra Micro Cap Fund.

The Contract Committee reviewed Fund peer group information in connection with the approval of this new Fund that commenced investment operations on January 28, 2008. The Committee compared the Fund’s proposed fee structure to that of three relevant peers given similar institutional target market and projected assets. The Contract Committee concluded that the Fund was priced in line with peers and to attract assets.

U.S. Systematic Large Cap Growth Fund.

The Contract Committee reviewed information showing performance of the Fund compared to its Lipper peer group, the Russell 1000 Index and the Russell 1000 Growth Index. The comparative information showed that the Fund outperformed many of its peers over the 1, 5 and 10-year periods. The Fund outperformed the Russell 1000 Index over the 1-year and underperformed for the 10-year period. The Fund outperformed the Russell 1000 Growth Index for the 1-year and 10-year period and underperformed over the 5-year period. Based on their review, the Contract Committee concluded that the Fund’s relative performance over time had been very good.

U.S. Systematic Small to Mid Cap Growth Fund

The Fund incepted on July 31, 2007 and therefore had little performance information for the Contract Committee to evaluate. Inception to date performance showed that the Fund had outperformed the Russell 2500 Growth Index. Based on their review, the Contract Committee concluded the Fund’s performance was off to a good start.

U.S. Convertible Fund.

The Contract Committee reviewed information showing performance of the Fund compared to its Lipper peer group and the Merrill Lynch All Convertibles All Qualities Index. The comparative information showed that the Fund performed in the top deciles of its peer group and outperformed the Index for the 1-year, 5-year and 10-year periods. Based on their review, the Contract Committee concluded that the Fund’s relative performance over time had been exceptional.

Global Select Fund.

The Contract Committee reviewed information showing performance of the Fund compared to its Lipper peer group and the MSCI ACWI Index and the MSCI ACWI Growth Index. The comparative information showed the Fund had outperformed both Indexes in the 1-year, 5-year and 10-year periods. The Fund’s performance relative to its peers was above median over the 1, 5 and 10-year periods. Based on this review, the Contract Committee concluded the Fund’s relative investment performance over time had been very good.

International Growth Fund.

The Contract Committee reviewed information showing performance of the Fund compared to its Lipper peer group and the MSCI EAFE Index and MSCI EAFE Growth Index. The comparative information showed the Fund had outperformed all its peers in the 1-year period and performed above the peer group median in the 5 and 10-year periods. The Fund outperformed the MSCI EAFE Growth Index in all periods and outperformed the MSCI EAFE Index in the 1 and 10-year periods with slight underperformance over the 5-year period. The Contract Committee considered the changes in the Fund’s portfolio management team and ongoing enhancement to its investment process. Based on their review, the Contract

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

Committee concluded that Fund’s relative investment performance had improved considerably.

International Growth Opportunities Fund.

The Contract Committed reviewed information showing performance of the Fund compared to its Lipper peer group and the Citigroup World Ex U.S. EMI Growth and Citigroup World Ex U.S. EMI Indexes. The comparative information showed that the Fund had outperformed the Indexes in the 1-year, 3-year and 5-year periods and performed in the 1st percentile relative to its peers over the 1-year, 3-year and 5-year periods. Based on their review, the Contract Committee concluded that the Fund’s performance was exceptional.

Emerging Markets Fund.

The Fund has been in operation for 1-year and therefore no long term performance comparisons were available for the Contract Committee to review. The Fund compares its performance to the MSCI EM Index and the MSCI EM Growth Index. For the 1-year period, the Fund outperformed both Indexes and outperformed all of its Lipper peers. Based on their review, the Contract Committee concluded that the Fund’s first year performance had been exceptional.

International Systematic Fund.

The Fund has been in operations for just over a year and accordingly there was little performance information for the Committee to evaluate. The Fund’s 1-year performance was compared to the MSCI EAFE Index and the MSCI EAFE Growth Index and its Lipper peers. The Fund underperformed both Indexes over the 1-year period yet outperformed over the period from its inception on July 5, 2006 to September 30, 2007. The Fund’s performance relative to its peers was below median. Based on their review, the Contract Committee concluded that the Fund’s performance was improving.

International All Cap Growth Fund.

The Contract Committed reviewed information showing performance of the Fund compared to its Lipper peer group and the MSCI EAFE Growth Index and MSCI EAFE Index. The comparative information showed that the Fund had outperformed all of its group peers and both of the Indexes over the 1-year, 3-year and 5-year periods. Based on their review, the Contract Committee concluded that the Fund’s performance had been exceptional.

US High Yield Bond Fund.

The Contract Committee reviewed information showing performance of the Fund compared to its Lipper peer group and the Merrill Lynch High Yield Master II and the Merrill Lynch High Yield BB-B Rated Indexes. The comparative information showed that the Fund had outperformed its peer group median in the 1-year period, slightly underperformed in the 5-year period and performed in line with the median over the 10-year period. The Fund outperformed the Merrill Lynch High Yield Master II and Merrill Lynch High Yield BB-B Rated Index over the 1-year period, slightly underperformed over the 5-year and outperformed both Indexes over the 10-year period. The Contract Committee considered the Fund’s relative performance to the credit market environment and that Nicholas-Applegate’s decision to avoid the risk of investing in distressed and lower rated high yield bonds (CCC or below) had contributed to the Fund’s positive performance. Based on their review, the Contact Committee concluded that the Fund’s relative performance over time was good.

INVESTMENT ADVISORY FEE AND OTHER EXPENSES

The Contract Committee considered the investment advisory fee paid by each Fund. The Contract Committee recognized that it is difficult to make comparisons of investment advisory fees because there are variations in the services that are included in the fees paid by other funds. The Contract Committee also considered the fees that Nicholas-Applegate charges other clients with similar investment objectives/policies. Nicholas-Applegate acts as sub-adviser to several open-end and closed-end registered investment companies, non-U.S. investment companies, and investment adviser to separately managed institutional accounts. For funds where Nicholas-Applegate acts as sub-adviser, the Investment advisory fee is generally lower. For separately managed accounts where Nicholas- Applegate acts solely as investment adviser, the investment advisory fee is comparable and in some cases higher. Representatives of Nicholas-Applegate reviewed with the Contract Committee the significant differences in the scope of services provided and financial commitments and risks involved in managing the various types of accounts. The Contract Committee also considered the total expense ratio for each Fund in comparison to their respective peers. (The U.S. Ultra Micro Cap and U.S. Systematic Small to Mid Cap Growth Fund commenced investment operations in early 2008 and therefore were not covered by the Lipper report)

U.S. Micro Cap Fund.

The Lipper peer group consisted of 16 funds with average net assets ranging between $49 million and $150 million compared to $84 million for the Fund. The Lipper peer group fee and expense data showed that the Fund’s total expenses were lower than half of its peers some with asset sizes significantly higher than the Funds. The Contract Committee concluded that the Fund’s expense ratio was acceptable in light of the quality of services offered and other factors considered.

U.S. Emerging Growth Fund.

The Lipper peer group consisted of 10 funds with average net assets ranging between $10 million and $100 million with the Fund having the smallest asset size. The Lipper peer group fee and expense data showed that the Fund’s total expenses were the lowest of all funds in the peer group. The Contract Committee concluded that the Fund’s expense ratio was acceptable in light of quality of services and other factors considered.

U.S. Systematic Large Cap Growth Fund.

The Lipper peer group consisted of 12 funds with average net assets ranging between $3 million and $100 million compared to $15 million for the Fund. The Lipper peer group fee and expense data showed that the Fund’s total expenses were higher than the peer median. The Contract Committee considered the size of the Fund relative to its peers and concluded that the Fund’s expense ratio was acceptable in light of the quality of services and other factors considered.

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

U.S. Convertible Fund.

The Lipper peer group consisted of seven funds with average net assets ranging between $38.7 million and $345 with the Fund having the smallest net assets of $38.7. The Lipper peer group fee and expense data showed that the Fund’s total expenses after expense offsets were above the median yet lower than peers with significantly larger average net assets. The Contract Committee considered the relative small size of the Fund and concluded that the Fund’s expense ratio was acceptable in light of the quality of services and other factors considered.

Global Select Fund.

The Lipper peer group consisted of nine funds with average net assets ranging between $15 million and $500 million compared to $162 million for the Fund. The Lipper peer group fee and expense data showed that the Fund’s total expenses were the lowest of its peers and the Contract Committee concluded that the Fund’s expense ratio was acceptable in light of the quality of services and other factors considered.

International Growth Fund.

The Lipper peer group consisted of 16 funds with average net assets ranging between $25 million and $390 million compared to $94 million for the Fund. The Lipper peer group fee and expense data showed that the Fund’s total expenses were slightly below the median and lower than peers with significantly larger average net assets. The Contract Committee concluded that the Fund’s expense ratio was acceptable in light of the quality of services offered and other factors considered.

International Growth Opportunities Fund.

The Lipper peer group consisted of nine funds with average net assets ranging between $111 million and $476 million compared to $157 million for the Fund. The Lipper peer group fee and expense data showed that the Fund’s total expenses were second to the lowest after expense offsets. The Contract Committee concluded that the Fund’s expense ratio was acceptable in light of the quality of services offered and other factors considered.

Emerging Markets Fund

The Lipper peer group consisted of 10 funds with average net assets ranging between $900,000 and $112 million with the Fund having the smallest average net assets. The Lipper peer group fee and expense data showed that the Fund’s total expenses were slightly higher than the median and lower than peers with significantly larger average net assets. The Contract Committee considered the relative small size of the Fund and concluded that the Fund’s expense ratio was acceptable in light of the quality of services offered and other factors considered.

International Systematic Fund

The Lipper peer group consisted of 12 funds with average net assets ranging between $5 million and $112 million with the Fund having the smallest average net assets. The Lipper peer group fee and expense data showed that the Fund’s total expenses were the lowest after expense offsets The Contract Committee concluded that the Fund’s expense ratio was acceptable in light of the quality of services offered and other factors considered.

International All Cap Growth Fund

The Lipper peer group consisted of nine funds with average net assets ranging between $21 million and $129 million with the Fund having the smallest average net assets. The Lipper peer group fee and expense data showed that the Fund’s total expenses were lower than the median and lower than peers with larger average net assets. The Contract Committee considered the relative small size of the Fund and concluded that the Fund’s expense ratio was acceptable in light of the quality of services offered and other factors considered.

High Yield Bond Fund.

The peer group consisted of 16 funds with average net assets ranging between $33 million and $194 million compared to $71.8 for the Fund. The Lipper peer group fee and expense data showed that the Fund’s total expenses were second to the lowest. The Contract Committee considered the relative small size of the Fund and concluded that the Fund’s expense ratio was acceptable in light of the quality of services offered and other factors considered.

ECONOMIES OF SCALE

The Contract Committee noted that the investment advisory and unitary fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. However, the Contract Committee did note that overall fees paid to Nicholas-Applegate (investment advisory, administration, and shareholder service) contain the functional equivalent of breakpoints through the offering of four to five different share classes that reduce the fees paid to Nicholas-Applegate based on the asset level of the account. The Contract Committee recognized that the existing fee structure is consistent with the institutional nature of the Funds shareholder base and of Nicholas-Applegate’s business, which caters to large institutional investors (e.g., pension plans, endowments and public funds). Having taken these factors into consideration, the Contract Committee concluded that the Funds’ current multiple share class fee structure establishes a reasonable basis for realizing economies of scale for the Funds which may exist when assets increase. At current asset levels, the Contract Committee also noted that the most of the Funds have not realized optimal economies of scale in respect to other expenses and that many expenses continue to be paid by the Adviser.

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

CORPORATE GOVERNANCE

Name, Address (1)
Age	Principal Occupation(s) during Past 5 Years
Position(s) Held with Fund	Other Directorship Held by Trustee
Length of Time Served (2)	Number of Portfolios in Fund complex Overseen by Trustee
Independent Trustees:

Darlene T. DeRemer 11/27/1955 Chairperson of the Board Since August 2007 & Trustee Since May 1999
Principal Occupations: Partner, Grail Partners LLC (since 2005); Managing Director, Putnam Lovell NBF Private Equity (since 2004-2005); Managing Director, NewRiver E-Business Advisory Services Division (2000-2003); Prior to, President and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (since 1987); Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as State Street Global Advisers (1982-1987); Vice President, T. Rowe Price & Associates (1979-1982); Member, Boston Club (since 1998); Member, Financial Women’s Association Advisory Board (since 1995); Founder, Mutual Fund Cafe Website.

Other Directorships Held: Founding Member and Director, National Defined Contribution Council (since 1997); Trustee, Boston Alzheimer’s Association (since 1998); Director, King’s Wood Montessori School (since 1995); Editorial Board, National Association of Variable Annuities (since 1997); Director, Nicholas-Applegate Strategic Opportunities, Ltd. (1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (since 1994-2000); Trustee, Bramwell Funds (2003-2005); Director, Independent Director Council (since 2004); Mutual Fund Director’s Council-Advisory Board; Board Member-Chatman Partners; Board Member-X-Shares LLC.

Number of Portfolios Overseen by Trustee: 13

John J. Murphy 4/8/1944 Trustee Since September 2005
Principal Occupations: Founder and senior principal, Murphy Capital Management.

Other Directorships Held: Director, Smith Barney Multiple Discipline Trust; Director, Barclays International Funds Group Ltd. and affiliated companies; Smith Barney Consulting Group; Legg Mason Equity Funds.

Number of Portfolios Overseen by Trustee: 13

Bradford K. Gallagher 2/24/1944 Trustee Since August 2007
Principal Occupations: Founder, Spyglass Investments LLC (a private investment vehicle) (since 2001); Founder, President and CEO of CypressTree Investment Management Company and Annuity Company; Managing Director, Fidelity Investments.

Other Directorships Held: Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006); Director, United Way of Eastern Massachusetts (1988-1990); Director, Ouimet Scholarship Fund (1993-2005); Director, Emerson Hospital (1995-2005).

Number of Portfolios Overseen by Trustee: 13

Steven Grenadier 12/14/1964 Trustee Since August 2007
Principal Occupations: William F. Sharpe Professor of Financial Economics, Stanford University Graduate School of Business; Research Associate, National Bureau of Economic Research (since 2002); Chairman of the Finance Department, Stanford University Graduate School of Business (2004-2006).

Other Directorships Held: Independent Trustee, E Trade Funds.

Number of Portfolios Overseen by Trustee: 13
Interested Trustees:

Horacio A. Valeiras 1/8/1959 President & Trustee Since August 2004
Principal Occupations: Managing Director (since 2004) and Chief Investment Officer, Nicholas-Applegate Capital Management, Nicholas-Applegate Securities (since 2002); Managing Director of Morgan Stanley Investment Management, London (1997-2002); Head of International Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of Investment Strategies, Credit Suisse First Boston.

Other Directorships Held: Trustee, The Bishops School (since 2002); Trustee, San Diego Rowing Club (since 2002).

Number of Portfolios Overseen by Trustee: 13

Arthur B. Laffer 8/14/1940 Trustee Since August 2007
Principal Occupations: Chairman, Laffer Associates (economic consulting) (since 1979); Chairman, Laffer Advisors Inc. (registered broker-dealer) (since 1981); Chairman, Laffer Investments (asset management) (since 2000); Member, Congressional Policy Advisory Board (since 1998); Distinguished University Professor and Director, Pepperdine University (1985-1988); Professor of Business Economics, University of Southern California (1976-1984); Associate Professor of Business Economics, University of Chicago (1967-1976).

Other Directorships Held: Director of MPS Group, Inc. (NYSE:MPS) (since 2003); Director, Petco Animal Supplies, Inc. (NASDAQ:PETC) (2002-2005); Director, Oxigene Inc. (NASDAQ:OXGN), biopharmaceutical company (since 1998); Director of Provide Commerce (NASDAQ: PRVD) (since 1998); Director, Veolia Environmental Corporation (successor to U.S. Filter Corporation) (water purification) (1991-2006); Director, Nicholas-Applegate Fund, Inc. (1987-2007).

Number of Portfolios Overseen by Trustee: 13

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

CORPORATE GOVERNANCE

Name, Address (1)
Age	Principal Occupation(s) during Past 5 Years
Position(s) Held with Fund	Other Directorship Held by Trustee
Length of Time Served (2)	Number of Portfolios in Fund complex Overseen by Trustee
Officers:
Charles H. Field, Jr. 7/24/1955 Secretary and Chief Compliance Officer Since May 2002
Principal Occupations: Managing Director and General Counsel, Nicholas-Applegate Capital Management, Nicholas-Applegate Securities, Nicholas-Applegate Holdings LLC (since February 2004); Deputy General Counsel, Nicholas-Applegate Capital Management (1996-2004).

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 13

Deborah A. Wussow 1/31/1960 Treasurer and Assistant Secretary Since August 2006
Principal Occupations: Senior Vice President and Chief Compliance Officer, Nicholas-Applegate Capital Management
(since 2008), and previously Vice President and Director, Legal and Compliance, Nicholas-Applegate Capital
Management (since 2005-2007) and Manager, Legal and Compliance, Nicholas-Applegate Capital Management
(1995-2004).

Other Directorships Held: NA
Number of Portfolios Overseen by Officer: 13

(1)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.
(2)	Each Trustee serves for an indefinite term, until her or his successor is elected.

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TRUSTEES OF NICHOLAS - APPLEGATE INSTITUTIONAL FUNDS

Darlene T. DeRemer, Chairperson

Horacio A. Valeiras

John J. Murphy

Bradford K. Gallagher

Steven Grenadier

Arthur B. Laffer

OFFICERS

Horacio A. Valeiras, President

Charles H. Field, Jr., Secretary & Chief Compliance Officer

Deborah A. Wussow, Treasurer & Assistant Secretary

INVESTMENT ADVISER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

Brown Brothers Harriman & Co., Private Bankers

TRANSFER AGENT

UMB Fund Services Group, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

AR0308INST

600 West Broadway San Diego, California 92101 800.551.8043

March 31, 2008 Annual Report

Class R Shares

U.S. Emerging Growth

U.S. Systematic Large Cap Growth

International Growth

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

The fiscal year ended March 31, 2008 was an eventful time in the global financial markets. Rising defaults on U.S. subprime mortgages ignited a credit crisis in the United States that reverberated around the world. Stock prices became volatile as the crisis unfolded, and equity markets in most developed countries ended the period with losses in local currency terms.

In this annual report, we review the performance of the financial markets and our mutual funds from April 1, 2007 through March 31, 2008. We also highlight some of the key themes that drove investment returns and share our outlook for the future.

The broad U.S. equity market, as measured by the S&P 500 Index, fell 5.1% during the fiscal year. After hitting a record high in July 2007, the index retreated over the summer as problems in the credit markets began to develop. Losses on mortgage-backed securities made lenders and investors less willing to assume risk, and financial institutions holding the securities were flooded with margin calls and redemption requests. To reduce leverage and raise cash, they sold their most liquid assets, including stocks. Monetary easing from the Federal Reserve helped send the S&P 500 Index to another peak in October, but the rally was short lived amid further deterioration in the housing and credit markets and weak economic data. In early 2008, the Fed stepped up its efforts to bolster the financial system and economy, which sparked an equity rally near the end of the period.

Stock markets in developed countries outside the United States also were weak, with the MSCI EAFE Index falling 14.4% in local currencies and 2.3% in U.S. dollars. Similar to their U.S. counterparts, European financial institutions reported a staggering amount of credit-related writedowns. Japanese banks had relatively limited U.S. mor tgage exposure; however, worries that currency strength would slow exports weighed on equity prices in Japan, as well as in Europe. The yen rose 15.4% and the euro gained 18.2% versus the U.S. dollar, which was weakened by six interest rate cuts from the Fed and concerns about a potential U.S. recession.

Other central banks, including the European Central Bank, did not lower rates, since they were more focused on controlling inflation against a backdrop of rising commodity prices. The Commodity Research Bureau (CRB) Index increased 22.1% during the period and contributed to the 21.7% gain in the MSCI Emerging Markets Index (U.S. dollars). In addition to buoyant commodity prices, many developing countries benefited from robust domestic consumption, including China and India.

We are proud of how our mutual funds performed in the volatile environment. We manage two of the funds using traditional investment processes, and both of them outpaced their benchmarks. The one fund that we manage using a systematic approach lagged, but only by a modest amount. The unprecedented housing-induced credit crisis led to unusual moves in stock prices, particularly in August and January. These market dislocations were inherently difficult to model and, thus, a challenge for systematic strategies in general.

Nicholas-Applegate is intensely focused on producing strong results in our existing funds and in finding new ways to deliver excess returns to investors. As part of those efforts, we recently launched 130/30 strategies. By incorporating short selling, these strategies seek to generate more alpha than long-only approaches without a corresponding increase in risk. Beginning April 1, 2008, we will offer Global Equity 130/30 as a mutual fund. The new fund will capitalize on several of our primary strengths, including fundamental research, quantitative analysis and short selling.

From an organizational perspective, we continued to enhance our business infrastructure throughout the period. For example, we completed a firmwide upgrade to our desktop computers and tested a state-of-the art trading system, which will be implemented in 2008. In addition, we strengthened our human resources by welcoming a number of talented professionals to the company, including a senior portfolio manager, several analysts, a compliance officer and an equity trader. The qualities of the firm that help us attract exceptional people were formally recognized in February when Nicholas-Applegate was named a winner in the “California’s Best Places to Work Program.” The award was the result of an in-depth evaluation process that included an assessment of our culture and a survey of more than half of our employees.

Looking ahead, we believe that the world’s equity markets will remain volatile. In the United States, the housing slump, credit crisis and high inflation should continue to suppress economic growth, necessitating additional interest rate cuts from the Federal Reserve. We also expect economic growth to slow outside the United States in both developed and emerging countries and for most central banks to lower interest rates despite elevated price levels. Corporate profit growth will likely be flat, with continued compression in price-to-earnings multiples until current estimates reflect an earnings slowdown.

We believe our mutual funds remain well positioned for the dynamic market environment. We are confident that our focus on making timely investments in companies exhibiting positive, sustainable change will benefit shareholders over the long term.

On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust you have placed in us.

Best Regards,

/s/ Horacio A. Valeiras

Horacio A. Valeiras, CFA
President and Chief Investment Officer
March 31, 2008

TABLE OF CONTENTS

The Funds’ Review and Outlook, Performance and
Schedule of Investments:

U.S. Emerging Growth	1
U.S. Systematic Large Cap Growth	5
International Growth	9

The Funds’:

Financial Highlights	14
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	25
Shareholder Expense Example	26
Supplementary Information	27

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class R Shares. Distributor: Nicholas-Applegate Securities.

U.S. EMERGING GROWTH FUND

Management Team: John C. McCraw, Portfolio Manager; Robert S. Marren, Portfolio Manager; Blake H. Burdine, Analyst; K. Mathew Axline, CFA, Analyst; Stephen W. Lyford, Analyst

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

Market Overview: Prices of U.S. small-cap growth stocks, as measured by the Russell 2000 Growth Index, declined between April 1, 2007 and March 31, 2008. The period started on a strong note, with the index advancing on brisk merger and acquisition activity, signs of improvement in the economy and better-than-expected first quarter earnings. However, the following strong headwinds led to weak performance in the latter part of the fiscal year:

•	A series of blows to the U.S. financial system, including losses on mortgage-backed securities, concerns about bond insurers’ credit quality and a seizing up in the short-term funding markets

•	Weak corporate earnings, with profits among small-cap companies falling roughly 13%, year over year, in the fourth quarter of 2007

•	Downbeat news on the economy, including the largest drop in consumer confidence in 35 years

Policymakers were quick to respond to deterioration in the financial markets and economy, helping to lift investor sentiment toward the end of the period. The Federal Reserve injected extra liquidity into the banking system and cut the funds rate a total of 3% on six separate occasions. President Bush and Congress agreed to a $170 billion economic stimulus package with tax rebates for individuals and tax incentives for businesses.

Performance: During the twelve months ended March 31, 2008, the Fund’s Class R shares declined 7.15%, outperforming the Russell 2000 Growth Index, which fell 8.94%

Portfolio Specifics: Outperformance of the index was due to stock selection, which was especially strong in the industrials sector. Two of the Fund’s best-performing holdings were dry bulk shipping companies Excel Maritime Carriers and DryShips. Both benefited from a favorable pricing environment, as global demand for commodities such as iron ore and coal grew faster than the supply of vessels available to transport them. Chart Industries, a manufacturer of equipment used to produce and store various gases, was another top performer in industrials. The company is experiencing rapid growth in its liquefied natural gas business, as the geographic dislocation between natural gas supply sources and end users drives the need for liquefaction.

Stock selection was also particularly strong in the financials and information technology sectors, led by gains from AmTrust Financial Services, a property and casualty insurer, and Concur Technologies, a supplier of expense management software. Areas of relative weakness included stock selection in the consumer discretionary sector and an underweight in health care. In the volatile market environment, health care lived up to its reputation as a defensive sector.

Market Outlook: Weakness in the economy and corporate earnings may continue to weigh on investor sentiment in the months ahead. However, valuations have become more attractive following the recent sell-off in equities, and, on March 31, it was widely expected that the Fed would cut interest rates at least one more time. Easier monetary policy bodes particularly well for smaller stocks, since small companies tend to depend more on bank loans to fund operations than larger firms.

As always, we remain focused on identifying fundamentally strong companies for the Fund that are poised to exceed earnings expectations.

Comparison of Change in Value of a $250,000 Investment in U.S. Emerging Growth Fund Class R Shares with the Russell 2000 Growth Index.

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
U.S. Emerging Growth Fund Class R	-7.15%	15.43%	3.33%
Russell 2000 Growth Index	-8.94%	14.24%	1.75%

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 2000 Growth Index for the periods indicated. The Fund’s Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund’s Class I Shares. This performance has been restated to reflect shareholder services fees of 0.25% applicable to Class R shares, but not Class I shares of the Fund. The Fund’s Class I shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions.You may have a gain or loss when you sell your shares.

1

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Common Stock - 98.2%
Advertising Services - 0.7%
inVentiv Health, Inc.*	2,500	$72,025
Aerospace/Defense-Equipment - 3.8%
AAR Corp.*	2,400	65,448
BE Aerospace, Inc.*	1,900	66,405
Curtiss-Wright Corp.	1,200	49,776
Ducommun, Inc.*	2,100	58,107
Moog, Inc. Cl. A*	1,600	67,536
Orbital Sciences Corp.*	3,800	91,580
		398,852
Airlines - 1.3%
Allegiant Travel Co.*	2,200	58,124
Republic Airways Holdings, Inc.*	3,300	71,478
		129,602
Alternative Waste Tech - 0.6%
Darling International, Inc.*	5,100	66,045
Apparel Manufacturers - 0.6%
G-III Apparel Group, Ltd.*	4,700	63,074
Auto/Truck Parts & Equipment-Original - 0.7%
Titan International, Inc.	2,300	70,403
Batteries/Battery Systems - 0.8%
EnerSys*	3,400	81,328
Beverages-Wine/Spirits - 1.1%
Central European Distribution Corp.*	1,900	110,561
Broadcast Services/Programming - 0.6%
DG FastChannel, Inc.*	3,400	65,212
Casino Services - 0.5%
Bally Technologies, Inc.*	1,600	54,944
Chemicals-Fibers - 0.4%
Zoltek Cos., Inc.*,##	1,700	45,084
Chemicals-Plastics - 0.4%
Metabolix, Inc.*	3,700	40,515
Coal - 0.7%
Walter Industries, Inc.	1,200	75,156
Coffee - 0.7%
Green Mountain Coffee Roasters, Inc.*	2,200	69,630
Commercial Services - 2.0%
Healthcare Services Group	3,300	68,112
Team, Inc.*	2,500	68,250
TeleTech Holdings, Inc.*	3,200	71,872
		208,234
Computer Services - 0.4%
BluePhoenix Solutions, Ltd.*	5,500	45,925
Computer Software - 1.2%
Double-Take Software, Inc.*	4,100	47,888
Omniture, Inc.*	3,100	71,951
		119,839
Computers-Integrated Systems - 1.3%
Micros Systems, Inc.*	2,200	74,052
Radiant Systems, Inc.*	4,300	60,071
		134,123
Computers-Peripheral Equipment - 0.3%
Synaptics, Inc.*	1,300	31,044
Consulting Services - 2.2%
FTI Consulting, Inc.*	900	63,936
Gartner, Inc. Cl. A*	3,400	65,756
Watson Wyatt Worldwide, Inc. Cl. A	1,800	102,150
		231,842
Consumer Products-Miscellaneous - 1.6%
Jarden Corp.*	3,200	69,568
Tupperware Brands Corp.	2,500	96,700
		166,268
Cosmetics & Toiletries - 0.7%
Elizabeth Arden, Inc.*	3,600	71,820
Data Processing/Management - 0.5%
FalconStor Software, Inc.*,##	6,800	51,748
Distribution/Wholesale - 0.9%
Brightpoint, Inc.*	5,000	41,800
Fossil, Inc.*	1,700	51,918
		93,718
Diversified Manufacturing Operations - 0.4%
LSB Industries, Inc.*,##	2,900	42,746
Electronic Components-Semiconductors - 3.2%
Advanced Analogic Technologies, Inc.*	9,700	54,514
Emcore Corp.*,##	6,000	34,560
Monolithic Power Systems, Inc.*	4,100	72,283
PMC - Sierra, Inc.*	13,100	74,670
Semtech Corp.*	4,300	61,619
Skyworks Solutions, Inc.*	5,100	37,128
		334,774
Electronic Design Automation - 0.6%
Magma Design Automation, Inc.*	6,900	66,033
Electronic Measure Instruments - 0.7%
Itron, Inc.*,##	800	72,184
E-Marketing/Information - 0.4%
Valueclick, Inc.*	2,300	39,675
Energy-Alternate Sources - 1.0%
Canadian Solar, Inc.*,##	4,700	98,230
Engineering/R & D Services - 0.5%
EMCOR Group, Inc.*	2,200	48,862
Enterprise Software/Services - 2.6%
Concur Technologies, Inc.*	2,300	71,415
Lawson Software, Inc.*,##	9,300	70,029
Mantech International Corp. Cl. A*	1,700	77,112
PROS Holdings, Inc.*,##	4,300	53,965
		272,521
Finance-Investment Bankers/Brokers - 0.6%
Knight Capital Group, Inc. Cl. A*	4,000	64,960
Food-Wholesale/Distribution - 0.7%
Spartan Stores, Inc.	3,300	68,805
Footwear & Related Apparel - 0.5%
Skechers U.S.A., Inc. Cl. A*	2,600	52,546
Hazardous Waste Disposal - 0.8%
EnergySolutions, Inc.	3,800	87,172
Internet Applications Software - 1.6%
Cybersource Corp.*	5,800	84,738
eResearchTechnology, Inc.*	6,500	80,730
		165,468

See Accompanying Notes to Financial Statements.

2

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Internet Security - 0.6%
Blue Coat Systems, Inc.*	2,600	$57,304
Leisure & Recreational Products - 0.8%
WMS Industries, Inc.*	2,300	82,731
Machinery-General Industry - 4.0%
Altra Holdings, Inc.*	4,400	59,180
Chart Industries, Inc.*	2,600	87,984
DXP Enterprises, Inc.*	2,000	78,570
Kadant, Inc.*	2,400	70,512
Middleby Corp.*	900	56,151
Robbins & Myers, Inc.	2,000	65,300
		417,697
Medical Information Systems - 0.6%
Phase Forward, Inc.*	3,600	61,488
Medical Instruments - 2.3%
Arthrocare Corp.*,##	1,600	53,360
Natus Medical, Inc.*	3,700	67,155
NuVasive, Inc.*	1,600	55,216
Symmetry Medical, Inc.*	3,900	64,740
		240,471
Medical Labs &Testing Services - 0.7%
Icon PLC - ADR*	1,100	71,379
Medical Laser Systems - 0.6%
Cynosure, Inc. Cl. A*,##	2,900	61,770
Medical Products - 1.9%
China Medical Technologies, Inc. - ADR##	1,500	61,635
Haemonetics Corp.*	1,200	71,496
Wright Medical Group, Inc.*	2,600	62,764
		195,895
Medical-Biomedical/Genetics - 3.2%
Alexion Pharmaceuticals, Inc.*	1,500	88,950
AMAG Pharmaceuticals, Inc.*	700	28,301
Regeneron Pharmaceuticals, Inc.*	4,100	78,679
Sangamo Biosciences, Inc.*	5,700	57,912
Savient Pharmaceuticals, Inc.*,##	3,700	74,000
		327,842
Medical-Drugs - 0.4%
Indevus Pharmaceuticals, Inc.*	9,000	42,930
Medical-Nursing Homes - 0.6%
Sun Healthcare Group, Inc.*	4,500	59,130
Medical-Outpatient/Home Medical Care - 0.9%
Air Methods Corp.*	1,900	91,903
Metal Processors & Fabrication - 0.5%
CIRCOR International, Inc.	1,100	50,875
Oil Companies-Exploration & Production - 2.7%
Carrizo Oil & Gas, Inc.*	1,600	94,832
Penn Virginia Corp.	1,700	74,953
Venoco, Inc.*	3,700	42,994
Warren Resources, Inc.*	5,800	68,846
		281,625
Oil Field Machinery & Equipment - 1.2%
NATCO Group, Inc.*	1,200	56,100
T-3 Energy Services, Inc.*	1,600	68,096
		124,196
Oil-Field Services - 3.1%
Cal Dive International, Inc.*	6,600	68,508
Hercules Offshore, Inc.*	2,500	62,800
Hornbeck Offshore Services, Inc.*	1,400	63,938
Matrix Service Co.*	3,300	56,694
Willbros Group, Inc.*,##	2,200	67,320
		319,260
Pharmacy Services - 0.7%
HealthExtras, Inc.*	2,900	72,036
Physical Practice Management - 0.7%
Pediatrix Medical Group, Inc.*	1,100	74,140
Private Corrections - 1.7%
Cornell Cos., Inc.*	3,800	85,348
The Geo Group, Inc.*	3,100	88,164
		173,512
Property/Casualty Insurance - 2.0%
Amtrust Financial Services, Inc.	5,600	90,776
Navigators Group, Inc.*	1,300	70,720
Tower Group, Inc.	2,000	50,340
		211,836
Research & Development - 1.6%
Kendle International, Inc.*,##	2,000	89,840
Parexel International Corp.*	3,000	78,300
		168,140
Retail-Apparel/Shoe - 7.4%
Aeropostale, Inc.*	3,100	84,041
AnnTaylor Stores Corp.*	3,100	74,958
Bebe Stores, Inc.	6,000	64,500
Brown Shoe Co., Inc.	4,700	70,829
Charlotte Russe Holding, Inc.*	4,300	74,562
Chico’s FAS, Inc.*	7,000	49,770
Dress Barn, Inc.*	4,200	54,348
JOS A Bank Clothiers, Inc.*,##	3,000	61,500
Men’s Wearhouse, Inc.	3,200	74,464
Pacific Sunwear Of California*	6,600	83,226
Phillips-Van Heusen Corp.	1,900	72,048
		764,246
Retail-Miscellaneous/Diversified - 1.0%
Pricesmart, Inc.##	3,700	102,527
Retail-Restaurants - 2.5%
Brinker International, Inc.	3,700	68,635
Buffalo Wild Wings, Inc.*,##	2,900	71,050
CBRL Group, Inc.	1,900	67,963
Red Robin Gourmet Burgers, Inc.*	1,400	52,598
		260,246
Retail-Sporting Goods - 0.4%
Zumiez, Inc.*	2,900	45,501
Satellite Telecommunications - 0.8%
GeoEye, Inc.*	3,100	80,569
Schools - 1.6%
Capella Education Co.*	1,100	60,060
DeVry, Inc.	1,200	50,208
INVESTools, Inc.*,##	5,500	60,445
		170,713
Seismic Data Collection - 0.6%
ION Geophysical Corp.*	4,400	60,720

See Accompanying Notes to Financial Statements.

3

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Semiconductor Components-
Integrated Circuits - 1.7%
O2Micro International, Ltd. - ADR*,##	7,200	$55,656
Pericom Semiconductor Corp.*	5,400	79,272
Sigma Designs, Inc.*	2,000	45,340
		180,268
Semiconductor Equipment - 0.6%
Teradyne, Inc.*	5,300	65,826
Telecommunications Equipment - 0.4%
Network Equipment Technologies, Inc.*,##	5,900	38,763
Telecommunications Equipment Fiber Optics - 0.9%
JDS Uniphase Corp.*	6,600	88,374
Telecommunications Services - 1.9%
NTELOS Holdings Corp.	3,500	84,700
PAETEC Holding Corp.*,##	5,400	35,964
Premiere Global Services, Inc.*	5,300	76,002
		196,666
Textile-Apparel - 0.7%
Perry Ellis International, Inc.*	3,500	76,405
Therapeutics - 2.2%
Alnylam Pharmaceuticals, Inc.*,##	2,000	48,800
BioMarin Pharmaceutical, Inc.*	1,900	67,203
Isis Pharmaceuticals, Inc.*,##	5,600	79,016
Onyx Pharmaceuticals, Inc.*	1,300	37,739
		232,758
Transport-Air Freight - 0.7%
Atlas Air Worldwide Holdings, Inc.*	1,300	71,500
Transport-Rail - 0.8%
Genesee & Wyoming, Inc. Cl. A*	2,400	82,560
Transport-Services - 0.7%
Pacer International, Inc.	4,400	72,292
Transport-Truck - 0.6%
Saia, Inc.*	4,000	63,440
Ultra Sound Imaging Systems - 0.6%
SonoSite, Inc.*	2,000	56,860
Vitamins & Nutrition Products - 1.3%
Herbalife, Ltd.	1,400	66,500
Omega Protein Corp.*	4,600	62,790
		129,290
Web Portals/ISP - 0.9%
Trizetto Group*	5,400	90,126
Wire & Cable Products - 0.5%
Fushi Copperweld, Inc.*,##	3,700	55,648
Wound, Burn & Skin Care - 0.4%
Obagi Medical Products, Inc.*	4,800	41,664
X-Ray Equipment - 0.6%
Hologic, Inc.*	1,100	61,160
Total Common Stock (Cost: $10,655,061)		10,185,250

	Principal Amount	Value
Short Term Investments - 14.3%
Money Market Funds - 12.8%
Boston Global Investment Trust -
Enhanced Portfolio, 3.017%**	$1,328,506	$1,328,506
Time Deposit - 1.5%
Wachovia Bank London
1.700%, 04/01/08	151,064	151,064
Total Short Term Investments (Cost: $1,479,570)		1,479,570
Total Investments - 112.5% (Cost: $12,134,631)		11,664,820
Liabilities in Excess of Other Assets - (12.5%)		(1,295,554)
Net Assets - 100.0%		$10,369,266

*	Non-income producing securities.
**	All of the security is purchased with cash collateral proceeds from securities loans.
##	All or a portion of the Fund’s holdings in this security was on loan as of 3/31/08.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	30.8%
Consumer, Cyclical	16.8
Industrial	16.7
Technology	12.5
Energy	9.3
Communications	8.6
Financial	2.7
Basic Materials	0.8
Short Term Investments	14.3
Total Investments	112.5
Other assets in excess of liabilities	(12.5)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

4

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

Management Team: James Li, Ph.D., CFA, Portfolio Manager; Jane Edmondson, Portfolio Manager; Lu Yu, CFA, CIPM, Analyst

Chief Investment Officer: Horacio A. Valeiras, CFA

Goal: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the Russell 1000 Growth Index at time of purchase.

Market Overview: U.S. large-cap growth stocks finished the twelve months ended March 31, 2008 almost exactly where they had started. However, the flat returns obscured what was a volatile and eventful year in the equity market.

During the first half of the period, large-cap growth stocks posted healthy gains. The Russell 1000 Growth Index was lifted by robust merger and acquisition activity, better-than-expected corporate profits and signs the economy had rebounded from tepid growth in the first quarter of 2007. In addition, the core personal consumption expenditures (PCE) index — the Federal Reserve’s preferred measure of inflation — fell to its lowest level since 2004.

Stocks retreated in the fall and winter as problems in the subprime mortgage market spilled over into the broader credit markets and clouded the economic outlook. Financial institutions took huge writedowns on mortgage-related securities, causing lenders to worry about the value of all but the safest collateral. Short-term financing dried up, and the lack of liquidity necessitated the rescue of a major U.S. securities firm in a transaction facilitated by the Fed. The central bank’s role in the transaction was just one in a series of emergency steps that it took to shore up the financial system. Investors reacted favorably to the aggressive policy actions, and the Russell 1000 Growth Index gained more than 2% in the last two weeks of March.

Performance: The Fund’s Class R shares lost 2.21% between April 1, 2007 and March 31, 2008, and the Russell 1000 Growth Index declined 0.75%.

Portfolio Specifics: The Fund modestly trailed the index in the volatile market, as positive stock selection was overshadowed by sector allocations, which are a byproduct of our bottom-up investment process. Stock selection added the most value in the health care sector, led by a significant gain from Intuitive Surgical. The company makes products used in minimally invasive surgeries and is benefiting from the growing popularity of these types of procedures, which reduce the trauma, time and cost of surgery. Stock selection in the materials sector was another key area of relative strength, where mining company Freeport-McMoran Copper & Gold was a top contributor amid high metals prices. In terms of sector allocations, an overweight in consumer discretionary stocks was particularly unfavorable. The U.S. consumer faced a number of headwinds during the period, including falling home prices and rising food and energy costs.

Holdings remained well-diversified throughout the fiscal year, consistent with our risk-controlled approach to portfolio construction. On March 31, the Fund’s largest overweights versus the Russell 1000 Growth Index were in the health care (+5.0%) and information technology (+4.4%) sectors. The largest underweights were in consumer staples (-5.0%) and financials (-3.7%).

Market Outlook: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

By consistently applying this process in all market environments, we believe we will identify companies with excellent growth potential for the Fund.

Comparison of Change in Value of a $250,000 Investment in U.S. Systematic Large Cap Growth Fund Class R Shares with the Russell 1000 Growth Index.

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
U.S. Systematic Large Cap Growth
Fund Class R	-2.21%	9.37%	2.29%
Russell 1000 Growth Index	-0.75%	9.96%	1.28%

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 1000 Growth Index for the periods indicated. The Fund’s Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund’s Class I Shares. This performance has been restated to reflect shareholder services fees of 0.25% applicable to Class R shares, but not Class I shares of the Fund. The Fund’s Class I Shares calculate their performance based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds). Average annual total return figures include changes in principal value, reinvested dividends, and capital gain

5

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

6

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Common Stock - 97.6%
Aerospace/Defense - 2.3%
Lockheed Martin Corp.	2,800	$278,040
Raytheon Co.	1,900	122,759
		400,799
Agricultural Chemicals - 1.9%
Monsanto Co.	2,900	323,350
Applications Software - 4.9%
Microsoft Corp.	29,500	837,210
Athletic Footwear - 1.7%
Nike, Inc. Cl. B	4,400	299,200
Beverages-non-Alcoholic - 3.3%
PepsiCo, Inc.	4,200	303,240
The Coca-Cola Co.	4,400	267,828
		571,068
Cable TV - 0.9%
DISH Network Corp. Cl. A*	5,400	155,142
Chemicals-Diversified - 1.3%
Celanese Corp. Cl. A	5,500	214,775
Coal - 0.5%
Foundation Coal Holdings, Inc.	1,600	80,528
Computers - 8.5%
Apple, Inc.**	2,600	373,100
Hewlett-Packard Co.	12,700	579,882
International Business Machines Corp.	4,400	506,616
		1,459,598
Computers-Memory Devices - 0.7%
Seagate Technology	5,500	115,170
Cosmetics & Toiletries - 1.2%
Procter & Gamble Co.	2,975	208,458
Diversified Manufacturing Operations - 1.6%
Tyco International, Ltd.	6,300	277,515
Electronic Components-Miscellaneous - 2.2%
Garmin, Ltd.##	3,600	194,436
Tyco Electronics, Ltd.	5,500	188,760
		383,196
Electronic Components-Semiconductors - 4.8%
Intel Corp.	31,300	662,934
MEMC Electronic Materials, Inc.**	2,200	155,980
		818,914
Electronics-Military - 1.0%
L-3 Communications Holdings, Inc.	1,600	174,944
Engineering/R & D Services - 1.3%
Jacobs Engineering Group, Inc.*	2,100	154,539
The Shaw Group, Inc.*	1,500	70,710
		225,249
Engines-Internal Combust - 0.9%
Cummins, Inc.	3,400	159,188
Enterprise Software/Services - 2.8%
BMC Software, Inc.*	5,900	191,868
Oracle Corp.*	14,400	281,664
		473,532
Internet Security - 1.8%
Symantec Corp.*	19,000	315,780
Linen Supply & Related Items - 1.1%
Cintas Corp.	6,900	196,926
Machinery-Farm - 2.1%
AGCO Corp.*	6,100	365,268
Medical Instruments - 2.7%
Intuitive Surgical, Inc.*	600	194,610
Medtronic, Inc.	5,400	261,198
		455,808
Medical Products - 1.5%
Johnson & Johnson	3,900	252,993
Medical-Biomedical/Genetics - 2.0%
Amgen, Inc.*	6,000	250,680
Millennium Pharmaceuticals, Inc.*	6,000	92,760
		343,440
Medical-Drugs - 8.3%
Abbott Laboratories	11,100	612,165
Forest Laboratories, Inc.*	9,200	368,092
Merck & Co., Inc.	4,500	170,775
Wyeth	6,500	271,440
		1,422,472
Medical-HMO - 3.6%
Aetna, Inc.	8,400	353,556
UnitedHealth Group, Inc.	7,700	264,572
		618,128
Metal Processors & Fabrication - 1.2%
Precision Castparts Corp.	2,000	204,160
Metal-Diversified - 2.5%
Freeport-McMoRan Copper & Gold, Inc.	4,500	432,990
Networking Products - 4.8%
Cisco Systems, Inc.*	29,400	708,246
Juniper Networks, Inc.*	4,700	117,500
		825,746
Oil & Gas Drilling - 2.1%
Diamond Offshore Drilling, Inc.	3,100	360,840
Oil Companies-Exploration & Production - 1.1%
Occidental Petroleum Corp.	2,600	190,242
Oil Field Machinery & Equipment - 2.6%
National Oilwell Varco, Inc.*	7,700	449,526
Oil-Field Services - 1.2%
Smith International, Inc.*	1,600	102,768
Transocean, Inc.*	769	103,969
		206,737
Pharmacy Services - 2.5%
Medco Health Solutions, Inc.*	10,000	437,900
Publishing-Newspapers - 1.1%
Gannett Co., Inc.	6,300	183,015
Retail-Computer Equipment - 1.4%
GameStop Corp. Cl. A*	4,700	243,037
Retail-Discount - 2.7%
Dollar Tree, Inc.*	5,800	160,022
Wal-Mart Stores, Inc.	5,800	305,544
		465,566
Retail-Restaurants - 1.4%
McDonald’s Corp.	4,400	245,388

See Accompanying Notes to Financial Statements.

7

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Schools - 0.3%
Apollo Group, Inc. Cl. A*	1,300	$56,160
Super-Regional Banks-US - 2.9%
Capital One Financial Corp.	3,800	187,036
Fifth Third BanCorp.	14,700	307,524
		494,560
Telecommunications Equipment Fiber Optics - 0.9%
Ciena Corp.*	4,800	147,984
Telephone-Integrated - 0.9%
Verizon Communications, Inc.	4,400	160,380
Television - 1.8%
CBS Corp. Cl. B	14,300	315,744
Web Portals/ISP - 1.3%
Google, Inc. Cl. A*	500	220,235
Total Common Stock (Cost: $16,308,736)		16,788,861

	Principal Amount
Short Term Investments - 2.7%
Money Market Funds - 0.3%
Lehman Brothers, Inc., 1.600%**	$57,250	57,250
Time Deposit - 2.4%
Wachovia Bank London
1.700%, 04/01/08	414,653	414,653
Total Short Term Investments (Cost: $471,903)		471,903
Total Investments - 100.3% (Cost: $16,780,639)		17,260,764
Liabilities In Excess of Other Assets - (0.3%)		(54,363)
Net Assets - 100.0%		$17,206,401

*	Non-income producing securities.
**	All of the security is purchased with cash collateral proceeds from securities loans.
##	All or a portion of the Fund’s holdings in this security was on loan as of 03/31/08.

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	25.4%
Technology	21.5
Communications	13.5
Industrial	12.7
Consumer, Cyclical	8.4
Energy	7.5
Basic Materials	5.7
Financial	2.9
Short Term Investments	2.7
Total Investments	100.3
Liabilities in excess of other assets	(0.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

8

INTERNATIONAL GROWTH FUND

Management Team: Horacio A. Valeiras, CFA, Portfolio Manager and Chief Investment Officer; Pedro V. Marcal, Portfolio Manager; Yuka Marosek, Analyst

Goal: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies with above average earnings growth and positioned in strong growth areas.

Market Overview: Equity markets in developed non-U.S. countries posted losses during the fiscal year ended March 31, 2008. Weakness in the U.S. dollar versus a basket of currencies substantially cushioned the decline for U.S.-based investors.

The MSCI EAFE Index started the period with gains, driven by positive economic trends in Europe, evidence the U.S. economy was improving after a weak start to 2007 and a brisk pace of mergers and acquisitions. During the first half of 2007, the combined value of deal activity in Europe surpassed U.S. totals for the first time in four years.

Equities retreated later in the period, as the worst global liquidity crunch in a decade began to unfold. The crisis was triggered by huge losses on securities linked to U.S. mortgages and culminated in runs on a U.K. bank and a U.S. securities firm. To try to unfreeze the credit markets, central bankers worldwide pumped extra liquidity into the financial system. The European Central Bank announced that it would offer six-month loans to financial institutions for the first time but kept interest rates on hold after a June increase. The Bank of England, which also had been hiking earlier in the year, cut rates 0.50% between December and March. Japan’s central bank held rates steady throughout the period.

Returns in most EAFE markets were negative in local currencies. Europe outperformed the Pacific region due to weakness in Japan, where there was political uncertainty and signs of slowing growth. Broadly speaking, growth stocks delivered modest gains and outpaced value stocks, which declined.

Performance: During the twelve months ended March 31, 2008, the Fund’s Class R shares gained 11.21% and outperformed the MSCI EAFE Index, which lost 2.27%.

Portfolio Specifics: The Fund’s outperformance was driven by stock selection, which was positive in the majority of countries and sectors. Stock selection was especially strong in Australia and among industrials and materials companies. Overall, the Fund’s sector exposures, which are a byproduct of our bottom-up investment decisions, also were a source of value added. For example, an underweight in financials was a plus, since financials was the worst-performing sector in the benchmark given the liquidity challenges in the market. Areas of relative weakness included stock selection in Germany and Singapore and an underweight in energy, one of the index’s stronger sectors on record oil prices.

At the individual stock level, some of our best-performing holdings were Australia-based CSL Limited, a biotechnology firm; Japan Steel Works, a manufacturer of industrial machinery; and Australia-based Incitec Pivot, a fertilizer producer.

Market Outlook: Developed non-U.S. economies are feeling the effects of the U.S. slowdown, and recent readings on consumer confidence in Europe and Japan suggest a softening in domestic demand. That said, a number of positive factors may lend support to equity prices, including:

•	Potential for many central banks to cut interest rates to boost growth, despite stubborn inflation

•	Attractive equity valuations, particularly in Japan amid poor stock market performance and a lack of earnings acceleration

•	Robust labor markets, which should help mitigate flagging consumer confidence

In the changing environment, we are confident that our bottom-up investment process will continue to lead us to companies with outstanding growth potential for the Fund.

Comparison of Change in Value of a $250,000 Investment in International Growth Fund Class R Shares with the MSCI EAFE Index.

Annualized Total Returns As of 3/31/08
	1 Year	5 Years	10 Years
International Growth Fund Class R	11.21%	22.21%	7.06%
MSCI EAFE Index	-2.27%	21.90%	6.56%

The graph above shows the value of a hypothetical $250,000 investment in the Fund’s Class R shares compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”) over the periods indicated. The Fund’s Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund’s Class I Shares.

This performance has been restated to reflect shareholder services fees of 0.25% applicable to Class R shares, but not Class I shares of the Fund. The Fund’s Class I Shares calculate their performance

9

INTERNATIONAL GROWTH FUND

based upon the historical performance of a corresponding series of Nicholas-Applegate Mutual Funds (renamed ING Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund’s Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions.

The total returns shown above do not show the effects of income taxes on an individual’s investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI EAFE Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends.

One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

10

INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Common Stock - 94.3%
Australia - 5.3%
AMP, Ltd.	23,896	$171,236
CSL, Ltd.	16,468	554,861
Incitec Pivot, Ltd.##	2,575	331,786
Rio Tinto, Ltd.	1,705	190,660
		1,248,543
Belgium - 1.2%
InBev NV	3,337	294,733
Brazil - 1.8%
Bolsa de Mercadorias e Futuros - BM&F	8,700	79,611
Cia Vale do Rio Doce - ADR##	7,700	266,728
Unibanco - Uniao de Bancos Brasileiros SA - GDR	700	81,648
		427,987
Canada - 2.2%
Potash Corp. of Saskatchewan	700	108,647
Rogers Communications, Inc. Cl. B	5,500	197,905
Teck Cominco, Ltd. Cl. B	5,300	217,413
		523,965
Denmark - 2.3%
FLSmidth & Co. AS Cl. B	3,950	392,377
Novo Nordisk AS Cl. B	2,150	147,559
		539,936
Egypt - 0.5%
Orascom Construction Industries - GDR	790	117,824
Finland - 2.7%
Nokia OYJ	7,258	230,473
Outotec OYJ##	5,369	286,701
Wartsila OYJ	1,628	110,280
		627,454
France - 8.9%
Alstom	1,639	356,631
BNP Paribas	1,348	136,467
Cie Generale de Geophysique-Veritas*	926	231,363
Electricite de France	2,110	184,255
Gaz de France SA	4,112	249,159
Suez SA	3,586	236,209
Total SA	3,135	233,674
Veolia Environnement	6,820	477,221
		2,104,979
Germany - 9.6%
Deutsche Telekom AG	8,085	135,157
E.ON AG	2,741	509,290
Rhoen Klinikum AG	4,014	119,384
RWE AG	2,118	261,304
SAP AG	4,329	215,938
Siemens AG	1,438	156,425
Solarworld AG	3,920	187,399
Stada Arzneimittel AG	4,081	297,526
Tognum AG*	5,194	114,317
United Internet AG	11,897	256,944
		2,253,684
Greece - 1.7%
National Bank of Greece SA	3,642	192,865
Piraeus Bank SA	6,550	202,179
		395,044
Hong Kong - 2.3%
CLP Holdings, Ltd.	35,000	288,037
HongKong Electric Holdings	27,500	173,667
Kerry Properties, Ltd.	15,063	90,964
		552,668
Ireland - 1.0%
Anglo Irish Bank Corp. PLC	9,512	127,360
Icon PLC - ADR*	1,800	116,802
		244,162
Israel - 1.0%
Teva Pharmaceutical Industries, Ltd. - ADR	5,100	235,569
Italy - 2.6%
Saipem SpA	8,268	335,911
UniCredit SpA	42,130	283,050
		618,961
Japan - 19.9%
Chugai Pharmaceutical Co., Ltd.	19,800	224,188
East Japan Railway Co.	49	408,108
Honda Motor Co., Ltd.	4,800	137,198
Japan Tobacco, Inc.	104	521,384
KDDI Corp.	42	256,975
Kirin Holdings Co., Ltd.	10,000	189,381
Mitsubishi Corp.	9,600	290,310
Mitsubishi Electric Corp.	14,300	123,842
Mitsubishi Estate Co., Ltd.	3,300	80,233
Mitsubishi UFJ Financial Group, Inc.	20,300	175,396
Nintendo Co., Ltd.	900	464,761
Nitori Co., Ltd.	2,400	135,992
Nomura Holdings, Inc.	15,000	224,544
Secom Co., Ltd.	5,900	286,894
Sumitomo Heavy Industries, Ltd.	13,000	84,111
The Japan Steel Works, Ltd.	25,000	426,734
Toyo Tanso Co., Ltd.	4,100	384,317
Toyota Motor Corp.	3,100	154,790
Unicharm Corp.	1,600	117,185
		4,686,343
Mexico - 0.4%
America Movil SAB de CV - ADR##	1,300	82,797
Netherlands - 2.3%
Koninklijke BAM Groep NV	8,167	193,209
Royal KPN NV	10,266	174,057
SBM Offshore NV	5,697	184,425
		551,691
Peru - 0.3%
CrediCorp., Ltd.	1,000	71,740
Republic Of China - 0.3%
China Communications Construction Co., Ltd.	34,000	75,402
Russian Federation - 1.2%
Evraz Group SA - GDR	3,172	273,744
Singapore - 2.4%
City Developments, Ltd.	29,600	236,688
DBS Group Holdings, Ltd.	25,100	327,831
		564,519

See Accompanying Notes to Financial Statements.

11

INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS
As of March 31, 2008

	Number of Shares	Value
Spain - 3.0%
Banco Santander SA	19,502	$389,982
Iberdrola SA	7,773	120,950
Telefonica SA	6,809	196,363
		707,295
Switzerland - 6.0%
Julius Baer Holding AG	2,805	207,599
Nestle SA	1,116	559,946
Roche Holding AG	1,582	298,949
Swatch Group AG	3,754	193,574
Syngenta AG	545	160,351
		1,420,419
United Kingdom - 15.4%
Barclays PLC	14,577	131,242
BP PLC	19,829	201,780
British American Tobacco PLC	15,026	564,732
BT Group PLC	36,462	157,437
Burberry Group PLC	14,262	127,697
Diageo PLC	14,631	295,444
HSBC Holdings PLC	15,200	247,642
Imperial Tobacco Group PLC	6,342	292,178
International Power PLC	35,939	284,286
Reckitt Benckiser Group PLC	4,039	224,048
Royal Dutch Shell PLC	5,666	195,607
Southern Cross Healthcare, Ltd.	23,453	174,798
SSL International PLC	15,615	140,743
Unilever PLC	10,190	344,092
Vodafone Group PLC	84,988	254,891
		3,636,617
Total Common Stock (Cost: $20,614,197)		22,256,076
Preferred Stock - 3.7%
Brazil - 1.0%
Usinas Siderurgicas de Minas Gerais SA	4,200	236,363
Germany - 2.7%
Fresenius SE	4,594	383,990
Henkel KGaA	5,794	268,816
		652,806
Total Preferred Stock (Cost: $829,188)		889,169

	Principal Amount	Value
Short Term Investments - 4.4%
Money Market Funds - 2.9%
Boston Global Investment Trust -
Enhanced Portfolio, 3.017%**	$690,354	$690,354
Time Deposits - 1.5%
Wachovia Bank London
1.700%, 04/01/08	347,968	347,968
Total Short Term Investments (Cost: $1,038,322)		1,038,322
Total Investments - 102.4% (Cost: $22,481,707)		24,183,567
Liabilities in Excess of Other Assets - (2.4%)		(574,117)
Net Assets - 100.0%		$23,609,450

*	Non-income producing securities.
**	All of the security is purchased with cash collateral proceeds from securities loans.
##	All or a portion of the Fund’s holdings in this security was on loan as of 3/31/08.
ADR - American Depository Receipt
GDR - Global Depository Receipt

SCHEDULE OF INVESTMENTS BY SECTOR
as of March 31, 2008

Sector	Percent of Net Assets
Consumer, Non-cyclical	28.2%
Financial	15.2
Industrial	13.7
Utilities	11.8
Communications	7.6
Basic Materials	7.6
Energy	6.6
Consumer, Cyclical	6.4
Technology	0.9
Short Term Investments	4.4
Total Investments	102.4
Liabilities in excess of other assets	(2.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements.

12

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13

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class R share outstanding during the period indicated

						Distributions from:
	Net Asset Value, Beginning	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gains (Loss)		Total from Investment Operations	Net Investment Income	Net Realized Capital Gains	Total Distributions	Net Asset Value, Ending
U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
For the year ended 03/31/08	$12.84	$(0.10)	$(0.66)	(5)	$(0.76)	$—	$(0.88)	$(0.88)	$11.20
For the year ended 03/31/07	13.69	(0.10)	0.18	(6)	0.08	—	(0.93)	(0.93)	12.84
For the year ended 03/31/06	9.65	(0.14)	4.18		4.04	—	—	—	13.69
For the year ended 03/31/05	9.52	(0.10)	0.23		0.13	—	—	—	9.65
For the year ended 03/31/04	6.27	(0.11)	3.36		3.25	—	—	—	9.52
U.S. SYSTEMATIC LARGE CAP GROWTH
For the year ended 03/31/08	$19.42	$(0.07)	$(0.36)	(5)	$(0.43)	$—	$—	$—	$18.99
For the year ended 03/31/07	17.59	(0.02)	1.85		1.83	—	—	—	19.42
For the year ended 03/31/06	15.46	(0.02)	2.15		2.13	—	—	—	17.59
For the year ended 03/31/05	14.90	0.02	0.54		0.56	—	—	—	15.46
For the year ended 03/31/04	12.61	(0.06)	2.35		2.29	—	—	—	14.90
GLOBAL EQUITY FUND
INTERNATIONAL GROWTH
For the year ended 03/31/08	$21.78	$0.10	$3.85		$3.95	$(1.06)	$(17.59)	$(18.65)	$7.08
For the year ended 03/31/07	22.26	(0.01)	2.79		2.78	(0.06)	(3.20)	(3.26)	21.78
For the year ended 03/31/06	20.19	0.12	5.94		6.06	—	(3.99)	(3.99)	22.26
For the year ended 03/31/05	18.93	0.15	1.53		1.68	—	(0.42)	(0.42)	20.19
For the year ended 03/31/04	12.72	0.12	6.10		6.22	(0.01)	—	(0.01)	18.93

			Ratios to Average Net Assets (3)
	Total Return (2)	Net Assets, Ending(in 000’s)	Net Investment Income (Loss)	Total Expenses	Expense(Reimbursements)/ Recoupment	Expenses Net of Reimbursement/ Recoupment	Expenses Net of Reimbursement/ Recoupment Offset (4)	Fund’s Portfolio Turnover Rate
U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
For the year ended 03/31/08	(7.15%)	$2,870	(0.71%)	1.46%	—	1.46%	0.96%	129%
For the year ended 03/31/07	1.02%	3,177	(0.78%)	1.46%	—	1.46%	0.97%	148%
For the year ended 03/31/06	41.98%	3,173	(1.27%)	2.09%	(0.36%)	1.73%	1.42%	128%
For the year ended 03/31/05	1.37%	3,681	(1.06%)	1.89%	(0.20%)	1.69%	1.26%	142%
For the year ended 03/31/04	51.83%	3,948	(1.28%)	1.73%	—	1.73%	1.51%	166%
U.S. SYSTEMATIC LARGE CAP GROWTH
For the year ended 03/31/08	(2.21%)	$5,822	(0.35%)	1.39%	—	1.39%	1.36%	106%
For the year ended 03/31/07	10.40%	6,022	(0.13%)	1.38%	—	1.38%	1.30%	100%
For the year ended 03/31/06	13.78%	6,055	(0.11%)	1.86%	(0.48%)	1.38%	1.29%	147%
For the year ended 03/31/05	3.76%	9,318	0.14%	1.94%	(0.57%)	1.37%	1.29%	197%
For the year ended 03/31/04	18.16%	10,229	(0.41%)	1.58%	(0.20%)	1.38%	1.18%	172%
GLOBAL EQUITY FUND
INTERNATIONAL GROWTH
For the year ended 03/31/08	11.05%	$2,595	0.74%	1.64%	—	1.64%	1.24%	113%
For the year ended 03/31/07	13.36%	2,294	(0.05%)	1.67%	—	1.67%	1.41%	119%
For the year ended 03/31/06	33.34%	1,776	0.57%	1.62%	(0.00%)	1.62%	1.24%	167%
For the year ended 03/31/05	8.94%	1,749	0.80%	1.66%	(0.02%)	1.64%	1.32%	203%
For the year ended 03/31/04	48.86%	9,236	0.71%	1.74%	(0.04%)	1.70%	1.44%	186%

(1)	Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)	Total returns are not annualized for periods less than one year.
(3)
Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses. Such amounts would increase net investment income (loss) ratios had such reductions not occurred.

(4)	Net expenses include certain items not subject to expense reimbursement for periods prior to January 23, 2006.
(5)	Includes litigation proceeds of approximately $0.07 per share for the U.S. Emerging Growth Fund and $0.09 per share for the U.S. Systematic Large Cap Growth Fund.
(6)	The fund received $12,373 from a security litigation settlement during the year which is reflected in realized gains. This event had a $0.05 per share impact to the fund.

See Accompanying Notes to Financial Statements.

14 & 15

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2008	U.S. Emerging Growth	U.S. Systematic Large Cap Growth	International Growth
Assets
Investments, at value*, a	$11,664,820	$17,260,764	$24,183,567
Foreign currencies, at value**	—	—	10,155
Cash	—	—	2,297
Receivables:
Investment securities sold	43,440	—	122
Capital shares sold	—	2,614	—
Dividends	2,645	22,045	154,175
Foreign taxes receivable	—	—	37,022
Interest	—	—	—
Other	3,842	—	5,094
Total assets	11,714,747	17,285,423	24,392,432
Liabilities
Payables:
Bank overdraft	$—	$—	$—
Investments purchased	—	—	66,400
Capital shares redeemed	4,550	2,214	978
Collateral on securities loaned	1,328,506	57,250	690,354
Distributions fee	—	—	—
To investment advisor	6,575	6,553	9,598
Other Liabilites	5,850	13,005	15,652
Total Liabilities	1,345,481	79,022	782,982
NET ASSETS	10,369,266	17,206,401	23,609,450
* Investments, at cost	12,134,631	16,780,639	22,481,707
** Foreign currencies, at cost	—	—	9,990
Net Assets Consist of:
Paid-in capital	$15,808,225	$23,508,191	$30,560,925
Undistributed net investment income (loss)	—	—	460,556
Accumulated net realized gain (loss) on
investments and foreign currencies	(4,969,148)	(6,781,915)	(9,121,395)
Net unrealized appreciation (depreciation) of
investments and of other assets and
liabilities denominated in foreign currencies	(469,811)	480,125	1,709,364
Net Assets applicable to all shares outstanding	$10,369,266	$17,206,401	$23,609,450
Net Assets of Class I shares	$7,499,071	$790,563	$9,496,169
Net Assets of Class II shares	—	10,594,102	11,518,114
Net Assets of Class III shares	—	—	—
Net Assets of Class IV shares	—	—	—
Net Assets of Class R shares	2,870,195	5,821,736	2,595,167
Class I Shares outstanding	654,706	40,782	1,122,747
Class II Shares outstanding	—	549,223	1,493,350
Class III Shares outstanding	—	—	—
Class IV Shares outstanding	—	—	—
Class R Shares outstanding	256,326	306,500	366,363
Net Asset Value — Class I Share	$11.45	$19.39	$8.46
Net Asset Value — Class II Share	$—	$19.29	$7.71
Net Asset Value — Class III Share	$—	$—	$—
Net Asset Value — Class IV Share	$—	$—	$—
Net Asset Value — Class R Share	$11.20	$18.99	$7.08
(a) Including securities on loan with a values of:	$1,294,828	$56,080	$668,577

See Accompanying Notes to Financial Statements.

16

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS

Year Ended March 31, 2008	U.S. Emerging Growth	U.S. Systematic Large Cap Growth	International Growth
Investment Income
Dividends, net of foreign taxes*	$29,974	$193,683	$844,235
Interest	—	—	384
Total Income	29,974	193,683	844,619
Expenses
Advisory fee	88,469	86,685	194,196
Administration fees	48,363	105,451	239,041
Shareholder servicing fees	8,635	16,094	6,769
Professional fees	1,535	2,949	—
Trustees’ fees and expenses	2,443	3,943	8,364
Interest and credit facility fee	164	427	893
Miscellaneous	1,414	1,687	902
Total Expenses	151,023	217,236	450,165
Expense offset	(57,887)	(5,965)	(121,261)
Net Expenses	93,136	211,271	328,904
Net Investment Income (Loss)	(63,162)	(17,588)	515,715
Net Realized and Unrealized
Gain (Loss) on Investments
Realized gain from:
Securities	1,109,622	1,142,381	22,050,147
Foreign currency transactions	—	—	(17,466)
Net realized gain (loss)	1,109,622	1,142,381	22,032,681
Change in unrealized appreciation of:
Investments	(1,932,344)	(1,503,590)	(11,503,281)
Other assets and liabilities denominated in
foreign currencies	—	—	1,286,337
Net unrealized appreciation	(1,932,344)	(1,503,590)	(10,216,944)
Net Gain (Loss) on Investments	(822,722)	(361,209)	11,815,737
Assets Resulting From Operations	$(885,884)	$(378,797)	$12,331,452
* Foreign taxes withheld	$—	$—	$82,306

See Accompanying Notes to Financial Statements.

17

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	U.S. Emerging Growth		U.S. Systematic Large Cap Growth
Years Ended March 31	2008	2007	2008	2007
Increase (Decrease) In Net Assets From Investment Operations:
Net investment income (loss)	$(63,162)	$(62,920)	$(17,588)	$16,091
Net realized gain (loss)	1,109,622	1,305,006	1,142,381	1,136,149
Net unrealized appreciation (depreciation)	(1,932,344)	(1,129,950)	(1,503,590)	565,057
Investment operations	(885,884)	112,136	(378,797)	1,717,297
Distributions to Shareholders:
From net investment income
Class I	—	—	—	(1,377)
Class II	—	—	(16,091)	—
Class IV
From net realized gains
Class I	(527,551)	(739,964)	—	—
Class II	—	—	—	—
Class IV
Class R	(217,858)	—	—	—
Total distributions	(745,409)	(739,964)	(16,091)	(1,377)
From Capital Share Transactions:
Proceeds from shares sold
Class I	2,539,292	2,347,555	106,984	747,760
Class II	—	—	2,468,812	5,251,286
Class IV
Class R	1,124,520	1,241,746	486,815	577,773
Distributions reinvested
Class I	526,107	513,359	—	—
Class II	—	—	16,091	1,377
Class IV
Class R	217,859	226,606	—	—
Cost of shares redeemed
Class I	(1,777,085)	(1,775,938)	(262,579)	(556,909)
Class II	—	—	(1,650,704)	(4,013)
Class IV
Class R	(1,216,005)	(1,234,060)	(571,686)	(1,190,968)
Net increase (decrease) in net assets from share transactions	1,414,688	1,319,268	593,733	4,826,306
Net Increase (Decrease) in Net Assets	(216,605)	691,440	198,845	6,542,226
Net Assets
Beginning	10,585,871	9,894,431	17,007,556	10,465,330
Ending	$10,369,266	$10,585,871	$17,206,401	$17,007,556
Undistributed net investment income (loss), ending	$—	$—	$—	$16,091
Class I — Capital Share Activity
Shares sold	182,466	179,774	5,151	38,919
Distributions reinvested	37,552	41,601	—	—
Shares redeemed	(131,451)	(138,889)	(12,161)	(28,488)
Net Class I Share Activity	88,567	82,486	(7,010)	10,431
Class II — Capital Share Activity
Shares sold	—	—	113,463	299,668
Distributions reinvested	—	—	704	73
Shares redeemed	—	—	(75,329)	(222)
Net Class II Share Activity	—	—	38,838	299,519
Class IV — Capital Share Activity
Shares sold	—	—	—	—
Distributions reinvested	—	—	—	—
Shares redeemed	—	—	—	—
Net Class IV Share Activity	—	—	—	—
Class R — Capital Share Activity
Shares sold	79,606	95,674	23,608	31,541
Distributions reinvested	15,891	18,696	—	—
Shares redeemed	(86,526)	(98,725)	(27,157)	(65,681)
Net Class R Share Activity	8,971	15,645	(3,549)	(34,140)

See Accompanying Notes to Financial Statements.

18

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	International Growth
Year Ended March 31	2008	2007
Increase (Decrease) In Net Assets From Investment Operations:
Net investment income	$515,715	$461,096
Net realized gain (loss)	22,032,681	19,578,811
Net unrealized appreciation (depreciation)	(10,216,944)	(7,320,021)
Net unrealized appreciation (depreciation) in net assets from investment operations	12,331,452	12,719,886
Distributions to Shareholders:
From net investment income
Class I	(102,579)	(455,849)
Class II	(264,648)	—
Class III	—	—
Class R	(122,626)	—
From net realized gains
Class I	(6,119,767)	(13,553,285)
Class II	(7,384,655)	—
Class III	—	—
Class R	(2,036,861)	—
Total distributions	(16,031,136)	(14,009,134)
From Capital Share Transactions:
Proceeds from shares sold
Class I	4,506,739	3,016,780
Class II	12,456,347	50,000
Class III	—	—
Class IV	—	—
Class R	952,934	995,312
Distributions reinvested
Class I	6,217,911	6,370,440
Class II	7,649,303	7,369,591
Class III	—	—
Class IV	—	—
Class R	2,159,486	269,106
Cost of shares redeemed
Class I	(11,550,042)	(39,097,481)
Class II	(63,923,305)	(11,428,000)
Class III	—	—
Class IV	—	—
Class R	(873,729)	(709,385)
Net increase (decrease) in net assets from share transactions	(42,404,356)	(33,163,637)
Net Increase (Decrease) in Net Assets	(46,104,040)	(34,452,885)
Net Assets
Beginning	69,713,490	104,166,375
Ending	$23,609,450	$69,713,490
Undistributed net investment income, ending	$460,556	$3,363,093
Shares sold	318,579	134,231
Distributions reinvested	675,126	302,921
Shares redeemed	(542,226)	(1,787,977)
Net Class I Share Activity	451,479	(1,350,825)
Shares sold	615,162	2,199
Distributions reinvested	911,717	350,266
Shares redeemed	(2,377,559)	(496,447)
Net Class II Share Activity	(850,680)	(143,982)
Shares sold	—	—
Distributions reinvested	—	—
Shares redeemed	—	—
Net Class III Share Activity	—	—
Shares sold	—	—
Distributions reinvested	—	—
Shares redeemed	—	—
Net IV Share Activity	—	—
Shares sold	48,877	45,495
Distributions reinvested	279,726	13,108
Shares redeemed	(67,553)	(33,088)
Net Class R Share Activity	261,050	25,515

See Accompanying Notes to Financial Statements.

19

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE A — ORGANIZATION

Nicholas-Applegate Institutional Funds (the “Trust”) is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of thirteen separate portfolios (collectively, the “Funds” and each, a “Fund”). Each Fund’s investment objectives, strategies and risks are discussed in the Funds’ current prospectuses. All of the Funds have issued Class I shares (“Class I”), seven Funds have issued Class II shares (“Class II”), one Fund has issued Class III shares (“Class III”), one Fund has issued Class IV shares (“Class IV”) and three Funds have issued Retirement shares (“Class R”). No shares have a sales charge. Class R has a distribution fee. The Funds offering Class R shares are covered in this report.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

Security Valuations

Equity securities, including ADRs, SDRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Adviser to best reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Adviser. The Adviser has determined the Xetra is the primary market in Germany. Equity Linked Notes (“ELN’s) are valued by using the closing local price for the underlying security and are translated into U.S. dollars at the exchange rate struck at the close of the London Stock Exchange.

The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bids and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser’s portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation.

Security Transactions and Investment Income

Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

Non-U.S. Currency Transactions

At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds’ management strategy. There were no such forward non-U.S. currency contracts at March 31, 2008.

20

Futures Contracts

Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at March 31, 2008.

Options Contracts

The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts. There were no such options contracts at March 31, 2008.

Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging securities market. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Securities Lending

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund’s total assets. The loans are secured by collateral in the form of cash, cash equivalents, U.S. government and agency securities equal to at least 102% of the market value of securities loaned on U.S. securities and 105% of the market value loaned on non-U.S. securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bear the risk of loss in the event the securities purchased with cash collateral depreciate in value. Loans are subject to termination at the option of the borrower or the Fund. The market value of securities on loan and the related collateral at March 31, 2008 were:

Fund	Market Value	Collateral
U.S. Emerging Growth	$1,294,828	$1,328,506
U.S. Systematic Large Cap Growth	56,080	57,250
International Growth	668,577	690,354

Credit Facility

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2009. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended March 31, 2008, the Funds did not borrow against the line of credit.

Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

Fund Expenses and Multi-Class Allocations

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

21

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — Continued
During the year ended March 31, 2008, many of the brokers with whom the Adviser places trades on behalf of the Funds provided services to the Funds in addition to trade execution. These services included payments of certain expenses on behalf of the Funds. In addition, through arrangements with the Funds’ custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds’ expenses. During the period ended March 31, 2008, the credits used to reduce the Funds’ expenses were:

Fund	Credit Interest Offset	Direct Brokerage Offset	Security Lending Offset
U.S. Emerging Growth	11,585	493	45,809
U.S. Systematic Large Cap Growth	9,235	(1,769)	(1,501)
International Growth	21,879	(8,668)	108,050

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C — FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required.

The Financial Accounting Standards Board (“FASB”) has recently issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No.109 (“FIN 48”), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. FIN 48 requires the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statement of operations. Management has reviewed the tax positions for each of the three open tax years as of March 31, 2008 and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds’ tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

Distributions to Shareholders

The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds’ capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

The tax characters of distributions paid during the fiscal year ended March 31, 2008 were as follows:

	Distribution paid from:
Fund	Ordinary Income	Net long term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid(1)
U.S. Emerging Growth	—	745,409	745,409	—	745,409
U.S. Systematic Large Cap Growth	16,091	—	16,091	—	16,091
International Growth	3,113,776	12,917,360	16,031,136	—	16,031,136

The tax characters of distributions paid during the fiscal year ended March 31, 2007 were as follows:

	Distribution paid from:
Fund	Ordinary Income	Net long term capital gain	Total taxable distributions	Tax return of capital	Total distributions paid(1)
U.S. Emerging Growth	—	739,964	739,964	—	739,964
U.S. Systematic Large Cap Growth	1,377	—	1,377	—	1,377
International Growth	6,638,836	7,370,298	14,009,134	—	14,009,134

22

As of March 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Components of accumulated earnings/(deficit):
Fund	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated earnings	Accumulated capital and other losses		Unrealized appreciation/ (depreciation)		Total accumulated earning/(deficit)
U.S. Emerging Growth	—	—	—	(4,963,910)	(2)	(475,049)	(3)	(5,438,959)
U.S. Systematic Large Cap Growth	—	—	—	(6,739,996)	(2)	438,206	(3)	(6,301,790)
International Growth	460,556	3,212,580	3,673,136	(12,311,906)	(2)	1,687,295	(3)	(6,951,475)

(1)	Total distributions paid differ from the Statement of Changes in Net Assets because for the tax purposes dividends are recognized when ctually paid.

(2)	The following Funds had net capital loss carryforwards of approximately:

Fund	Net Capital Loss CarryForward (in 000’s)	Expiration	Post October Losses (in 000’s)
U.S. Emerging Growth	1,030	March 31, 2011	110
	3,824	March 31, 2010
U.S. Systematic Large Cap Growth	321	March 31, 2012
	2,665	March 31, 2011
	3,754	March 31, 2010
International Growth	10,739	March 31, 2011
	1,573	March 31, 2010

To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The availability of loss carryforwards to any future years may be substantially limited as a result of past or future ownership changes as determined under Internal Revenue Code Section 382.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended March 31, 2008, the Fund deferred to April 1, 2008 , post October capital and currency losses.

(3)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales

NOTE D — TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

The Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Funds. The investment Advisory Fee rates for each of the Funds are listed in the table below.

Administrative and Shareholder Services Fee

On January 24, 2006, the Funds entered into an Administration Agreement whereby the Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class R shareholders of the Funds pay an administrative fee to the Adviser computed as a percentage of the Funds’ average net assets attributable in the aggregate to Class R shares, The Adviser, in turn, provides or procures administrative and shareholder services for Class R shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds.

The investment advisory and administrative services fees are charged at the following annual rates:

Fund	Advisory Fee	Administration Fee* Class R
U.S. Emerging Growth	0.75%	0.41%
U.S. Systematic Large Cap Growth	0.45%	0.64%
International Growth	0.50%	0.86%

*	Excludes trustees’ fees and expenses, tax, brokerage and interest expenses, and extraordinary expenses.

23

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS — Continued

The shareholder servicing fees are charged at the following rates:

Fund
U.S. Emerging Growth	0.25%
U.S. Systematic Large Cap Growth	0.25%
International Growth	0.25%

Securities Lending Fees

The U.S. Systematic Large Cap Growth Fund participates in an agency securities lending program with an affiliated agent, Dresdner Bank AG a direct subsidiary to Allianz AG and affiliate to the Trust (“Dresdner Program”). Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided pursuant to the Dresdner Program Agency Agreement between the Funds and Dresdner Bank AG. The amount paid to Dresdner Bank AG for the year ended March 31, 2008 was $13,576. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities.

Trustee Compensation

Certain officers of the Trust are also officers of the Investment Adviser and the Distributor. During the period ended March 31, 2008, the Trustees who were not affiliated with the Investment Adviser received aggregate annual compensation of $185,546 from the Trust. Effective February 2008, the Trustees who are not affiliated with the Investment Adviser will receive annual compensation of approximately $34,000 each from the Trust, except for the chairman of the Board of Trustees of the Trust and the chairman of the Audit Committee, who will receive annual compensation of approximately $40,000 and $39,000, respectively, from the Trust.

NOTE E — INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended March 31, 2008, to indicate the volume of transactions in each Fund. The tax cost of securities held at March 31, 2008, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

Fund	Purchases (in 000’s)	Sales (in 000’s)	Tax Cost (in 000’s)	Gross Unrealized Appreciation (in 000’s)	Gross Unrealized Depreciation (in 000’s)	Net Unrealized Appreciation (Depreciation) (in 000’s)
U.S. Emerging Growth	$14,995	$14,399	$12,140	$866	$(1,341)	$(475)
U.S. Systematic Large Cap Growth	20,086	20,064	16,823	1,921	(1,483)	438
International Growth	42,177	98,590	22,504	4,004	(2,324)	1,680

Gains and losses resulting from the subscriptions-in-kind and redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the year ended March 31, 2008, the Funds did not have any subscriptions-in-kind. The International Growth Fund did have a redemption-in-kind valued at $62,922,703 with a realized gain of $14,673,319.

NOTE F — FINANCIAL INSTRUMENTS

The Funds may be party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds’ involvement in such contracts. For the year ended March 31, 2008 the Funds were not party to any such agreements.

NOTE G — NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 157 will have on the Trust’s financial statement disclosure.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

24

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Nicholas-Applegate Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios comprising the Nicholas-Applegate Institutional Funds (collectively, the “Funds”) at March 31, 2008, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and each of their financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
May 27, 2008

25

SHAREHOLDER EXPENSE EXAMPLE — (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return if 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Expenses Paid During the Period* October 1, 2007 to March 31, 2008	Annualized Expense Ratio
U.S. Emerging Growth — Class R
Actual	$1,000.00	$ 801.70	$6.67	1.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.47	1.48%
U.S. Systematic Large Cap Growth — Class R
Actual	$1,000.00	$ 855.40	$6.54	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.11	1.41%
International Growth — Class R
Actual	$1,000.00	$ 912.40	$7.89	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.32	1.65%

*	Expenses are equal to the Fund’s annualized expense ratio; multiplied by the average account value over the period.

26

SUPPLEMENTARY INFORMATION — (Unaudited)

PROXY VOTING — (UNAUDITED)

The Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds’ securities were voted, please call the Funds at 1-800-551-8043 or visit the Funds’ website at www.nacm.com. You may also view how the Fund’s securities were voted by visiting the Securities & Exchange Commission’s website at www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, by calling the Funds at 1-800-551-8043 and from the SEC’s website at http:///www.sec.gov.

ADDITIONAL FEDERAL TAX INFORMATION (UNAUDITED)

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2008 the following percentages represent the amount of qualified income within each Fund:

U.S. Systematic Large Cap Growth	100.00%
International Growth	43.87

The amounts which represent income derived from sources within, and taxes paid to non-U.S. countries or possessions of the United States are as follows:

Fund	Foreign Source Income	FTC Total:
International Growth	$926,541	$55,560

The percentage of ordinary dividends paid by the Funds during the year ended March 31, 2008, which qualify for the Dividends Received Deduction available to corporate shareholders was:

Fund	Percentage:
U.S. Systematic Large Cap Growth	100.00%

The Funds hereby designate the following approximate amounts as capital gains distributions for the purpose of the Dividends Paid Deduction:

Fund	Amounts:
U.S. Emerging Growth	$745,409
International Growth	12,917,360

27

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

QUARTERLY FILING

The Funds provide a complete list of portfolio holdings four times in each fiscal year, at the end of each calendar quarter. For the second and fourth quarters, the portfolio holdings appear in the Funds’ semiannual and annual reports to shareholders. For the first and third quarters, the Funds file their portfolio holdings with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Funds’ Form N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

TRUSTEE APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Based upon the recommendation of the Contract Committee of the Board of Trustees, a Committee comprised of all of the Independent Trustees of the Trust (“Funds”), the Trustees unanimously approved the continuance of the Investment Advisor y Agreement between the Funds and Nicholas-Applegate Capital Management (“Nicholas-Applegate”) at a meeting held November 14, 2007. In approving the Investment Advisory Agreement, the Board of Trustees, through its Contract Committee, evaluated a comprehensive package of materials, including performance and expense data for other funds with similar asset sizes, investment objectives and policies that had been provided by Lipper Inc. (“Lipper”). Prior to making its recommendation, the Contract Committee reviewed the proposed continuance of the Investment Advisory Agreement with representatives of Nicholas-Applegate and with independent legal counsel to the independent Trustees of the Trust. Members of the Contract Committee also met privately with independent legal counsel to discuss the factors they felt were relevant. The factors included: (1) comparative performance data for each of the Funds and other funds with similar investment objectives/policies and to a relevant index; (2) the nature, extent and quality of investment advisory services rendered by Nicholas-Applegate; (3) marketing and sales efforts dedicated to the Funds; (4) compensation paid to Nicholas-Applegate; (5) costs borne by Nicholas-Applegate; (6) comparative fee and expense data for each of the Funds and other funds with similar investment objectives/policies; (7) Nicholas-Applegate’s policies and practices regarding allocation of portfolio transactions, best price and execution of portfolio transactions, and soft dollar arrangements; (8) fair valuation policy and procedures; (9) expense off-set arrangements; (10) portfolio turnover rates; (11) fall-out benefits, such as research received pursuant to Section 28(e) of the Securities Exchange Act of 1934; (12) fees that Nicholas-Applegate charges its other clients with similar investment objectives/policies; (13) experience and qualifications of each of the members of the portfolio management teams; (14) material changes in personnel managing the Funds; (15) the time dedicated by Nicholas-Applegate’s President and its Chief Investment Officer to the Funds; and (16) Allianz’s commitment to Nicholas-Applegate.

The Contract Committee also considered their confidence in Nicholas-Applegate’s integrity and competence, and Nicholas-Applegate’s responsiveness to questions and issues raised by the Trustees, including its willingness to consider and implement changes designed to improve investment and operational results. In their deliberations, the Contract Committee did not identify any particular information that was controlling, and each member of the Contract Committee attributed different weights to the various factors. The Contract Committee determined that the fees of the Investment Advisory Agreement between each of the Funds and Nicholas-Applegate were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Contract Committee considered relevant in the exercise of their reasonable judgment. The Contract Committee also separately discussed the material factors and conclusions that formed the basis for the Contract Committee to recommend to the Board of Trustees to approve the Investment Advisory Agreement for each of the Funds.

SERVICES PROVIDED BY NICHOLAS-APPLEGATE

The Contract Committee noted that Nicholas-Applegate manages the portfolios of each of the Funds under the direction of the Board of Trustees. Nicholas-Applegate manages each Fund consistent with each Fund’s investment objectives and policies. Nicholas-Applegate provides each Fund with office space and such other services and personnel as are necessary for its operations. The Contract Committee considered the scope and quality of services provided by Nicholas-Applegate under the Investment Advisory Agreement. The Contract Committee considered the quality of the investment research capabilities of Nicholas-Applegate and the other services to be provided to the Funds by Nicholas-Applegate, such as selecting broker-dealers for executing portfolio transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Board Committees and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Contract Committee concluded that the nature, extent and quality of the services provided by Nicholas-Applegate to the Funds were appropriate and consistent with the terms of the Investment Advisory Agreement and that the Funds’ will continue to benefit from services provided under the Investment Advisory Agreement with Nicholas-Applegate.

COST OF SERVICES & FUND EXPENSES

The Contract Committee examined the fee information and expenses for each of the Funds in comparison to information from other comparable funds as provided by Lipper. The Contract Committee agreed that overall the Funds’ management fees and expense ratios were reasonable in relation to the management fees and expense ratios of the Funds’ peer groups selected by Lipper. The Contract Committee also reviewed Nicholas-Applegate’s management

28

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued
fees charged to its institutional separate account clients and for sub-advised funds (funds for which the Nicholas-Applegate provides portfolio management services only). The Committee found that in almost all instances sub-advisory and institutional separate account fees are in line with the Funds’ management fee. The Contract Committee reviewed the profitability analysis for each Fund and discussed the methodology used by Nicholas-Applegate to assess profitability. They noted that only 4 of the Funds were profitable and found the level of profitability was fair and reasonable as compared to similar separate accounts and sub-advised funds managed by Nicholas-Applegate.

The Contract Committee concluded that the management fees and other compensation to be paid by the Funds to Nicholas-Applegate were reasonable in relation to the nature and quality of the services to be provided, taking into account (1) the fees charged by other advisers for managing comparable mutual funds with similar strategies and assets; (2) the fees that Nicholas-Applegate charges to other clients; (3) the estimated overall expense ratio of the Funds, taking into account the Funds’ expense offset arrangements with brokers, custodians and third party services providers. The Committee concluded that compensation paid to Nicholas-Applegate was comparable to the mean or median expense ratios of their peers.

INVESTMENT RESULTS

The Contract Committee considered the investment results of each of the Funds as compared to funds with similar investment objectives and policies as determined by Lipper and with relevant securities indices. In addition to the information received by the Contract Committee for their meeting, Nicholas-Applegate provides detailed performance information for each Fund at each regular meeting of the Board of Trustees. The Contract Committee reviewed information showing absolute and relative performance of each Fund’s Class I shares over 1-year, 3-year, 5-year and 10-year periods as applicable.

U.S. Emerging Growth Fund.

The Contract Committee reviewed information showing performance of the Fund compared to its Lipper peer group and the Russell 2000 Growth Index. The comparative information showed the Fund outperformed its peer group and outperformed the Russell 2000 Growth Index for the 1-year, 5-year and 10-year periods. The Contract Committee concluded that the Fund’s relative performance over time had been very good.

U.S. Systematic Large Cap Growth Fund.

The Contract Committee reviewed information showing performance of the Fund compared to its peer group, the Russell 1000 Index and the Russell 1000 Growth Index. The comparative information showed the Fund outperformed many of its peers over the 1, 5 and 10-year periods. The Fund outperformed the Russell 1000 Index over the 1-year and underperformed for the 10-year period. The Fund outperformed the Russell 1000 Growth Index for the 1-year and 10-year period and underperformed over the 10 year period. Based on their review, the Contract Committee concluded that the Fund’s relative performance over time had been very good.

International Growth Fund.

The Contract Committee reviewed information showing performance of the Fund compared to its Lipper peer group and the MSCI EAFE Index and MSCI EAFE Growth Index. The comparative information showed the Fund had outperformed all its peers in the 1-year period and performed above the peer group median in the 5 and 10-year periods. The Fund outperformed the MSCI EAFE Growth Index in all periods and outperformed the MSCI EAFE Index in the 1 and 10-year periods with slight underperformance over the 5-year period. The Contract Committee considered the changes in the Fund’s portfolio management team and ongoing enhancement to its investment process. Based on their review, the Contract Committee concluded that Fund’s relative investment performance had improved considerably.

INVESTMENT ADVISORY FEE AND OTHER EXPENSES

The Contract Committee considered the investment advisory fee paid by each Fund. The Contract Committee recognized that it is difficult to make comparisons of investment advisory fees because there are variations in the services that are included in the fees paid by other funds. The Contract Committee also considered the fees that Nicholas-Applegate charges other clients with similar investment objectives/policies. Nicholas-Applegate acts as sub-adviser to several open-end and closed-end registered investment companies, non-US investment companies, and investment adviser for separately managed institutional investor accounts. For funds where Nicholas-Applegate acts as sub-adviser, the Investment advisory fee is generally lower. For separately managed accounts where Nicholas-Applegate acts as investment adviser, the investment advisory fee is comparable and in some cases higher. Representatives of Nicholas-Applegate reviewed with the Contract Committee the significant differences in the scope of services provided and financial commitments and risks involved in managing the various types of accounts. The Contract Committee also considered the total expense ratio for each Fund in comparison to their respective peers.

US Emerging Growth Fund.

The Lipper peer group consisted of 10 funds with average net assets ranging between $10 million and $100 million with the Fund having the smallest asset size. The Lipper peer group fee and expense data showed that the Fund’s total expenses were the lowest of all funds in the peer group. The Contract Committee concluded that the Fund’s expense ratio was acceptable in light of quality of services and other factors considered.

US Systematic Large Cap Growth Fund.

The Lipper peer group consisted of 12 funds with average net assets ranging between $3 million and $100 million compared to $15 million for the Fund. The Lipper peer group fee and expense data showed that the Fund’s total expenses were

29

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued
higher than the peer median. The Contract Committee considered the size of the Fund relative to its peers and concluded that the Fund’s expense ratio was acceptable in light of the quality of services and other factors considered.

International Growth Fund.

The Lipper peer group consisted of 16 funds with average net assets ranging between $25 million and $390 million compared to $94 million for the Fund. The Lipper peer group fee and expense data showed that the Fund’s total expenses were slightly below the median and lower than peers with significantly larger average net assets. The Contract Committee concluded that the Fund’s expense ratio was acceptable in light of the quality of services offered and other factors considered.

ECONOMIES OF SCALE

The Contract Committee noted that the investment advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. However, the Contract Committee did note that overall fees paid to Nicholas-Applegate (investment advisory, administration, and shareholder service) contain the functional equivalent of breakpoints through the offering of four to five different share classes that reduce the fees paid to Nicholas-Applegate based on the asset level of the account. The Contract Committee recognized that the existing fee structure is consistent with the institutional nature of the Funds and of Nicholas-Applegate’s business, which caters to large institutional investors (e.g., pension plans, endowments and public funds). Having taken these factors into consideration, the Contract Committee concluded that the Funds’ current multiple share class fee structure establishes a reasonable basis for realizing economies of scale for the Funds which may exist when assets increase. At current asset levels, the Contract Committee also noted that the most of the Funds have not realized optimal economies of scale in respect to other expenses.

30

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued
CORPORATE GOVERNANCE

Name, Address (1) Age Position(s) Held with Fund Length of Time Served (2)	Principal Occupation(s) during Past 5 Years Other Directorship Held by Trustee Number of Portfolios in Fund complex Overseen by Trustee
Independent Trustees:
Darlene T. DeRemer 11/27/1955 Chairperson of the Board Since August 2007 & Trustee Since May 1999
Principal Occupations: Partner, Grail Partners LLC (since 2005); Managing Director, Putnam Lovell NBF Private Equity (since 2004-2005); Managing Director, NewRiver E-Business Advisory Services Division (2000-2003); Prior to, President and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (since  1987); Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as  State Street Global Advisers (1982-1987); Vice President, T. Rowe Price & Associates (1979-1982); Member, Boston Club (since 1998); Member, Financial Women’s Association Advisory Board (since 1995); Founder, Mutual Fund Cafe Website.

Other Directorships Held: Founding Member and Director, National Defined Contribution Council (since 1997); Trustee,  Boston Alzheimer’s Association (since 1998); Director, King’s Wood Montessori School (since 1995); Editorial Board, National Association of Variable Annuities (since 1997); Director, Nicholas-Applegate Strategic Opportunities, Ltd. (1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (since  1994-2000); Trustee, Bramwell Funds (2003-2005); Director, Independent Director Council (since 2004); Mutual Fund  Director’s Council-Advisory Board; Board Member-Chatman Partners; Board Member X-Shares LLC.

Number of Portfolios Overseen by Trustee: 13

John J. Murphy 4/8/1944 Trustee Since September 2005
Principal Occupations: Founder and senior principal, Murphy Capital Management.

Other Directorships Held: Director, Smith Barney Multiple Discipline Trust; Director, Barclays International Funds Group Ltd. and affiliated companies; Smith Barney Consulting Group; Legg Mason Equity Funds.

Number of Portfolios Overseen by Trustee: 13

Bradford K. Gallagher 2/24/1944 Trustee Since August 2007
Principal Occupations: Founder, Spyglass Investments LLC (a private investment vehicle) (since 2001); Founder, President and CEO of CypressTree Investment Management Company and Annuity Company; Managing Director, Fidelity Investments.

Other Directorships Held: Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006); Director, United Way of Eastern Massachusetts (1988-1990); Director, Ouimet Scholarship Fund (1993-2005); Director, Emerson Hospital (1995-2005).

Number of Portfolios Overseen by Trustee: 13

Steven Grenadier 12/14/1964 Trustee Since August 2007
Principal Occupations: William F. Sharpe Professor of Financial Economics, Stanford University Graduate School of Business; Research Associate, National Bureau of Economic Research (since 2002); Chairman of the Finance Department, Stanford University Graduate School of Business (2004-2006).

Other Directorships Held: Independent Trustee, E Trade Funds.

Number of Portfolios Overseen by Trustee: 13

Interested Trustees:
Horacio A. Valeiras 1/8/1959 President & Trustee Since August 2004
Principal Occupations: Managing Director (since 2004) and Chief Investment Officer, Nicholas-Applegate Capital Management, Nicholas-Applegate Securities (since 2002); Managing Director of Morgan Stanley Investment Management, London (1997-2002); Head of International Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of Investment Strategies, Credit Suisse First Boston.

Other Directorships Held: Trustee, The Bishops School (since 2002); Trustee, San Diego Rowing Club (since 2002).

Number of Portfolios Overseen by Trustee: 13

Arthur B. Laffer 8/14/1940 Trustee Since August 2007
Principal Occupations: Chairman, Laffer Associates (economic consulting) (since 1979); Chairman, Laffer Advisors Inc. (registered broker-dealer) (since 1981); Chairman, Laffer Investments (asset management) (since 2000); Member, Congressional Policy Advisory Board (since 1998); Distinguished University Professor and Director, Pepperdine University (1985-1988); Professor of Business Economics, University of Southern California (1976-1984); Associate Professor of Business Economics, University of Chicago (1967-1976).

Other Directorships Held: Director of MPS Group, Inc. (NYSE:MPS) (since 2003); Director, Petco Animal Supplies, Inc. (NASDAQ:PETC) (2002-2005); Director, Oxigene Inc. (NASDAQ:OXGN), biopharmaceutical company (since 1998); Director of Provide Commerce (NASDAQ: PRVD) (since 1998); Director, Veolia Environmental Corporation (successor to U.S. Filter Corporation) (water purification) (1991-2006); Director, Nicholas-Applegate Fund, Inc. (1987-2007).

Number of Portfolios Overseen by Trustee: 13

31

SUPPLEMENTARY INFORMATION — (Unaudited) — Continued

CORPORATE GOVERNANCE

Name, Address (1) Age Position(s) Held with Fund Length of Time Served (2)	Principal Occupation(s) during Past 5 Years Other Directorship Held by Trustee Number of Portfolios in Fund complex Overseen by Trustee
Officers:
Charles H. Field, Jr. 7/24/1955 Secretary and Chief Compliance Officer Since May 2002
Principal Occupations: Managing Director and General Counsel, Nicholas-Applegate Capital Management, Nicholas- Applegate Securities, Nicholas-Applegate Holdings LLC (since February 2004); Deputy General Counsel, Nicholas- Applegate Capital Management (1996-2004).

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 13

Deborah A. Wussow 1/31/1960 Treasurer and Assistant Secretary Since August 2006
Principal Occupations: Senior Vice President and Chief Compliance Officer, Nicholas-Applegate Capital Management (since 2008), and previously Vice President and Director, Legal and Compliance, Nicholas-Applegate Capital Management (since 2005-2007) and Manager, Legal and Compliance, Nicholas-Applegate Capital Management (1995-2004).

Other Directorships Held: NA

Number of Portfolios Overseen by Officer: 13

(1)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.
(2)	Each Trustee serves for an indefinite term, until her or his successor is elected.

32

TRUSTEES OF NICHOLAS - APPLEGATE INSTITUTIONAL FUNDS

Darlene T. DeRemer, Chairperson
Horacio A. Valeiras
John J. Murphy
Bradford K. Gallagher
Steven Grenadier
Arthur B. Laffer

OFFICERS

Horacio A. Valeiras, President
Charles H. Field, Jr., Secretary & Chief Compliance Officer
Deborah A. Wussow, Treasurer & Assistant Secretary

INVESTMENT ADVISER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

Brown Brothers Harriman & Co., Private Bankers

TRANSFER AGENT

UMB Fund Services Group, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

AR0308RET

600 West Broadway San Diego, California 92101 800.551.8043

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b)	The registrant has adopted a code of ethics that is reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)
There have been no amendments, during the period covered by this Form N-CSR, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description in Item 2(b) of this Form N-CSR.

(d)
The registrant has not, during the period covered by this Form N-CSR, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in Item 2(b) of this Form N-CSR.

(e)	Not applicable.
(f)	(1) A copy of the code of ethics referenced in Item 2(a) of this Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(2) The following Independent Trustees have been designated as audit committee financial experts by the Board of Trustees: Darlene T. DeRemer and John J. Murphy. Ms. DeRemer and Mr. Murphy are “independent” as defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $267,000 for 2008 and $290,145 for 2007.

(b)	AUDIT-RELATED FEES
Not applicable.

(c)	TAX FEES
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $87,250 for 2008 and $137,500 for 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state, local and Mauritius entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)	ALL OTHER FEES
Not applicable.

(e)
(1) The registrant has adopted pre-approval policies and procedures consistent with Rule 2-01(c)(7) of services: consultations on GAAP and/or financial statement disclosure matters not exceeding $25,000/year; consultations on tax accounting matters not exceeding $25,000/year; review of annual excise distribution provisions not exceeding $15,000/year; and various regulatory and tax filings in foreign jurisdictions (such as India, Taiwan and Venezuela) not exceeding $25,000/year. The policies and procedures require quarterly reporting to the Audit Committee of all such services performed and related fees billed pursuant to the policies and procedures.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.
(c) 100%
(d) Not applicable.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $2,994,218 for 2008 and $2,388,500 for 2007.

(h)
The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The registrant’s code of ethics that is the subject of the disclosure required by Item 2 of this Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act is filed as Exhibit 12(a)(2) to this Form N-CSR.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
Nicholas-Applegate Institutional Funds

By (Signature and Title)

/s/ Horacio A. Valeiras
Horacio A. Valeiras
Title: President (Principal Executive Officer) and Trustee

Date: June 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Horacio A. Valeiras
Horacio A. Valeiras
Title: President (Principal Executive Officer) and Trustee

Date: June 9, 2008

By (Signature and Title)

/s/ Deborah A. Wussow
Deborah A. Wussow
Title: Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date: June 9, 2008